EXHIBIT 10.16
MASTER CREDIT FACILITY AGREEMENT
among
UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation,
WOODLAKE VILLAGE, L.P.,
a California limited partnership
and
ARCS COMMERCIAL MORTGAGE CO., L.P.,
a California limited partnership,
dated as of
December 12, 2001

i

Page
SECTION 8.03 Conditions Precedent to Increase in Commitment	41

ARTICLE IX	41
SECTION 9.01 Right to Complete or Partial Termination of Facilities	41
SECTION 9.02 Procedure for Complete or Partial Termination of Facilities	41
SECTION 9.03 Conditions Precedent to Complete or Partial Termination of Facilities	42

ARTICLE X	43
SECTION 10.01 Right to Terminate Credit Facility	43
SECTION 10.02 Procedure for Terminating Credit Facility	43
SECTION 10.03 Conditions Precedent to Termination of Credit Facility	43

ARTICLE XI	44
SECTION 11.01 Conditions Applicable to All Requests	44
SECTION 11.02 Delivery of Closing Documents Relating to Initial Advance Request, Collateral Addition Request, Credit Facility Expansion Request or Future Advance Request	45
SECTION 11.03 Delivery of Property Related Documents	45

ARTICLE XII	46
SECTION 12.01 Representations and Warranties of the Borrower	46
SECTION 12.02 Representations and Warranties of the Borrower	50
SECTION 12.03 Representations and Warranties of the Lender	53

ARTICLE XIII	53
SECTION 13.01 Compliance with Agreements; No Amendments	53
SECTION 13.02 Maintenance of Existence	53
SECTION 13.03 Maintenance of REIT Status	54
SECTION 13.04 Financial Statements; Accountants’ Reports; Other Information	54
SECTION 13.05 Certificate of Compliance	56
SECTION 13.06 Maintain Licenses	56
SECTION 13.07 Access to Records; Discussions With Officers and Accountants	56
SECTION 13.08 Inform the Lender of Material Events	57
SECTION 13.09 Intentionally Omitted	58
SECTION 13.10 Inspection	58
SECTION 13.11 Compliance with Applicable Laws	58
SECTION 13.12 Warranty of Title	58
SECTION 13.13 Defense of Actions	58
SECTION 13.14 Alterations to the Mortgaged Properties	59
SECTION 13.15 ERISA	59
SECTION 13.16 Loan Document Taxes	60
SECTION 13.17 Further Assurances	60
SECTION 13.18 Monitoring Compliance	60
SECTION 13.19 Leases	60
SECTION 13.20 Appraisals	60
SECTION 13.21 Transfer of Ownership Interests of the Borrower	60
SECTION 13.22 Change in Senior Management	62
SECTION 13.23 Date Down Endorsements	62
SECTION 13.24 Geographical Diversification	63
SECTION 13.25 Ownership of Mortgaged Properties	63
SECTION 13.26 Facility Balancing	63

ARTICLE XIV	63
SECTION 14.01 Other Activities	63
SECTION 14.02 Value of Security	64

EXHIBIT A	-	Schedule of Initial Mortgaged Properties and Initial Valuations
EXHIBIT B	-	Base Facility Note
EXHIBIT C	-	Intentionally Omitted
EXHIBIT D	-	Compliance Certificate
EXHIBIT E	-	Sample Facility Debt Service
EXHIBIT F	-	Organizational Certificate
EXHIBIT G	-	Intentionally Omitted
EXHIBIT H	-	Revolving Credit Endorsement
EXHIBIT I	-	Revolving Facility Note
EXHIBIT J	-	Tie-In Endorsement
EXHIBIT K	-	Conversion Request
EXHIBIT L	-	Conversion Amendment
EXHIBIT M	-	Rate Setting Form
EXHIBIT N	-	Rate Confirmation Instrument
EXHIBIT O	-	Advance Confirmation Instrument
EXHIBIT P	-	Future Advance Request
EXHIBIT Q	-	Collateral Addition Request
EXHIBIT R	-	Collateral Addition Description Package
EXHIBIT S	-	Collateral Addition Supporting Documents
EXHIBIT T	-	Collateral Release Request
EXHIBIT U	-	Confirmation of Obligations
EXHIBIT V	-	Credit Facility Expansion Request
EXHIBIT W	-	Revolving Facility Termination Request
EXHIBIT X	-	Revolving Facility Termination Document
EXHIBIT Y	-	Credit Facility Termination Request
EXHIBIT Z	-	Intentionally Omitted
EXHIBIT AA	-	Independent Unit Encumbrances

v

MASTER CREDIT FACILITY AGREEMENT
     THIS MASTER CREDIT FACILITY AGREEMENT is made as of the 12th day of December, 2001 by (i) UNITED DOMINION REALTY TRUST, INC., a Virginia corporation (“UDRT”), (ii) WOODLAKE VILLAGE, L.P., a California limited partnership
     (“Woodlake”) (individually and collectively, UDRT and Woodlake, the “Borrower”), and (iii) ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (the “Lender”).
RECITALS
     A. The Borrower owns one or more Multifamily Residential Properties (capitalized terms used but not defined shall have the meanings ascribed to such terms in Article I of this Agreement) as more particularly described in Exhibit A to this Agreement.
     B. The Borrower has requested that the Lender establish a $300,000,000 Credit Facility in favor of the Borrower, comprised initially of a $300,000,000 Revolving Facility, all or part of which can be converted to a Base Facility in accordance with, and subject to, the terms and conditions of this Agreement and a $0 Base Facility.
     C. To secure the obligations of the Borrower under this Agreement and the other Loan Documents issued in connection with the Credit Facility, the Borrower shall create a Collateral Pool in favor of the Lender. The Collateral Pool shall be comprised of (i) Security Instruments on all of the Multifamily Residential Properties owned by the Borrower listed on Exhibit A to this Agreement and (ii) any other Security Documents executed by the Borrower pursuant to this Agreement or any other Loan Documents.
     D. Each of the Security Documents shall be cross-defaulted (i.e., a default under any Security Document, or under this Agreement, shall constitute a default under each Security Document, and this Agreement) and cross-collateralized (i.e., each Security Instrument shall secure all of the Borrower’s obligations under this Agreement and the other Loan Documents issued in connection with the Credit Facility) and it is the intent of the parties to this Agreement that the Lender may accelerate any Note without the necessity to accelerate any other Note and that in the exercise of its rights and remedies under the Loan Documents, Lender may exercise and perfect any and all of its rights in and under the Loan Documents with regard to any Mortgaged Property without the necessity to exercise and perfect its rights and remedies with respect to any other Mortgaged Property and that any such exercise shall be without regard to the Allocable Facility Amount assigned to such Mortgaged Property and that Lender may recover an amount equal to the full amount outstanding in respect of any of the Notes in connection with such exercise and any such amount shall be applied as determined by Lender in its sole and absolute discretion.
     E. Subject to the terms, conditions and limitations of this Agreement, the Lender has agreed to establish the Credit Facility.
     NOW, THEREFORE, the Borrower and the Lender, in consideration of the mutual promises and agreements contained in this Agreement, hereby agree as follows:

ARTICLE I
DEFINITIONS
For all purposes of this Agreement, the following terms shall have the respective meanings set forth below:
     “Acquiring Person” means a “person” or “group of persons” within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.
     “Additional Mortgaged Property” means each Multifamily Residential Property owned by the Borrower (either in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide) and added to the Collateral Pool after the Initial Closing Date pursuant to Article VI.
     “Advance” means a Revolving Advance or a Base Facility Advance.
     “Advance Confirmation Instrument” shall have the meaning set forth in Section 4.02.
     “Affiliate” means, with respect to any Person, any other Person (i) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the equity interest in such Person. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period” means, for any specified date, the ratio (expressed as a percentage) of—
(a) the aggregate of the Net Operating Income for the Trailing 12 Month Period for the Mortgaged Properties
to
(b) the Facility Debt Service on the specified date.
     “Aggregate Loan to Value Ratio for the Trailing 12 Month Period” means, for any specified date, the ratio (expressed as a percentage) of—
(a)	the Advances Outstanding on the specified date,
to
(b)	the aggregate of the Valuations most recently obtained prior to the specified date for all of the Mortgaged Properties.

     “Agreement” means this Master Credit Facility Agreement, as it may be amended, supplemented or otherwise modified from time to time, including all Recitals and Exhibits to this Agreement, each of which is hereby incorporated into this Agreement by this reference.
     “Allocable Facility Amount” means the portion of the Credit Facility allocated to a particular Mortgaged Property by Lender in accordance with this Agreement. Lender shall determine the Allocable Facility Amount for each Mortgaged Property on the Initial Closing Date and on or before January 1 of each year (commencing January 1, 2002) during the term of this Agreement and at such other times as provided by this Agreement (the “Determination Date”). Once determined by Lender as aforesaid, the Allocable Facility Amount for each Mortgaged Property shall be promptly disclosed to Borrower by Lender and shall remain in effect until the next Determination Date. The Allocable Facility Amount for any Additional Mortgaged Property shall be 70% of the Valuation of such Mortgaged Property on the date such Mortgaged Property is added to the Collateral Pool.
     “Amortization Period” means, with respect to each Base Facility Advance, the period of 30 years.
     “Applicable Law” means (a) all applicable provisions of all constitutions, statutes, rules, regulations and orders of all governmental bodies, all Governmental Approvals and all orders, judgments and decrees of all courts and arbitrators, (b) all zoning, building, environmental and other laws, ordinances, rules, regulations and restrictions of any Governmental Authority affecting the ownership, management, use, operation, maintenance or repair of any Mortgaged Property, including the Americans with Disabilities Act (if applicable), the Fair Housing Amendment Act of 1988 and Hazardous Materials Laws, (c) any building permits or any conditions, easements, rights-of-way, covenants, restrictions of record or any recorded or unrecorded agreement affecting or concerning any Mortgaged Property including planned development permits, condominium declarations, and reciprocal easement and regulatory agreements with any Governmental Authority, (d) all laws, ordinances, rules and regulations, whether in the form of rent control, rent stabilization or otherwise, that limit or impose conditions on the amount of rent that may be collected from the units of any Mortgaged Property, and (e) requirements of insurance companies or similar organizations, affecting the operation or use of any Mortgaged Property or the consummation of the transactions to be effected by this Agreement or any of the other Loan Documents.
     “Appraisal” means an appraisal of a Multifamily Residential Property or Multifamily Residential Properties conforming to the requirements of Chapter 5 of Part III of the DUS Guide, and accepted by the Lender.
     “Appraised Value” means the value set forth in an Appraisal.
     “Base Facility” means the agreement of the Lender to make Base Facility Advances to the Borrower pursuant to Section 3.01.

     “Base Facility Advance” means a loan made by the Lender to the Borrower under the Base Facility Commitment.
     “Base Facility Availability Period” means the period beginning on the Initial Closing Date and ending on the date five (5) years after the Initial Closing Date.
     “Base Facility Commitment” means $0, plus such amount as the Borrower may elect to add to the Base Facility Commitment in accordance with Articles III or VIII.
     “Base Facility Fee” means (i) 50 basis points for a Base Facility Advance drawn from the Base Facility Commitment initially available (whether drawn or undrawn) under this Agreement or converted from the Revolving Facility Commitment during the period ending on the date 12 months after the Initial Closing Date, and (ii) for any Base Facility Advance drawn from any portion of the Base Facility Commitment increased under Article VIII or converted from any portion of the Revolving Facility Commitment after the period ending on the date 12 months after the Initial Closing Date, the number of basis points determined at the time of such increase by the Lender as the Base Facility Fee for such Base Facility Advances, provided that in no event shall the Base Facility Fee for Base Facility Advances converted from the Revolving Facility Commitment (expressed as a number of basis points) exceed the Revolving Facility Fee.
     “Base Facility Note” means a promissory note, in the form attached as Exhibit B to this Agreement, which will be issued by the Borrower to the Lender, concurrently with the funding of each Base Facility Advance, to evidence the Borrower’s obligation to repay the Base Facility Advance.
     “Borrower” means, individually and collectively, United Dominion Realty Trust, Inc., a Virginia corporation, and Woodlake Village, L.P., a California limited partnership.
     “Business Day” means a day on which Fannie Mae is open for business.
     “Calendar Quarter” means, with respect to any year, any of the following three month periods: (a) January-February-March; (b) April-May-June; (c) July-August-September; and (d) October-November-December.
     “Cap Rate” means, for each Mortgaged Property, a capitalization rate reasonably selected by the Lender for use in determining the Valuations, as disclosed to the Borrower from time to time.
     “Change of Control” means the earliest to occur of: (a) the date on which UDRT shall cease for any reason to be the holder, directly or indirectly, of at least 70% of the voting interests of any other Borrower or to own, directly or indirectly at least 70% of the equity, profits or other partnership interest in, or Voting Equity Capital (or any other Securities or ownership interests) of any other Borrower, (b) the date on which an Acquiring Person or Acquiring Persons becomes (by acquisition, consolidation, merger or otherwise), directly or indirectly, the beneficial owner of more than, in the aggregate, 30% of the total Voting Equity Capital (or of any other Securities or ownership interest) of the Borrower then outstanding, or (c) the replacement (other than solely by reason of retirement at age sixty five or older, death or disability) of more than 50% (or such lesser percentage as is required for decision-making by the board of directors or an equivalent governing body) of the members of the board of directors (or an equivalent governing body) of the Borrower over a one-year period from the directors who constituted such board of directors at the beginning of such period and such replacement shall not have been approved by a vote of at least a majority of the board of directors of the Borrower then still in office who either were members of such board of directors at the beginning of such one-year period or whose election as members of the board of directors was previously so approved (it being understood and agreed that in the case of any entity governed by a trustee, board of managers, or other similar governing body, the foregoing clause (c) shall apply thereto by substituting such governing body and the members thereof for the board of directors and members thereof, respectively).
     “Closing Date” means the Initial Closing Date and each date after the Initial Closing Date on which the funding or other transaction requested in a Request is required to take place.
     “Collateral” means, the Mortgaged Properties and other collateral from time to time or at any time encumbered by the Security Instruments, or any other property securing any of the Borrower’s obligations under the Loan Documents.
     “Collateral Addition Fee” means, with respect to a Multifamily Residential Property added to the Collateral Pool in accordance with Article VI—
     (i) 75 basis points, multiplied by
     (ii) 70% of the Initial Valuation of the Multifamily Residential Property, as determined by the Lender.
provided that no Collateral Addition Fee shall be due and payable until aggregate Advances (regardless of the amount of Advances Outstanding) in the amount of $300,000,000 have been made.
     “Collateral Addition Loan Documents” means the Security Instrument covering an Additional Mortgaged Property and any other documents, instruments or certificates required by the Lender in connection with the addition of the Additional Mortgaged Property to the Collateral Pool pursuant to Article VI.
     “Collateral Addition Request” shall have the meaning set forth in Section 6.02(a).
     “Collateral Pool” means the aggregate total of the Collateral.
     “Collateral Release Request” shall have the meaning set forth in Section 7.02(a).
     “Collateral Release Property” shall have the meaning set forth in Section 7.02(a).
     “Commitment” means, at any time, the sum of the Base Facility Commitment and the Revolving Facility Commitment.

     “Complete Revolving Facility Termination” shall have the meaning set forth in Section 9.02(a).
     “Compliance Certificate” means a certificate of the Borrower in the form attached as Exhibit D to this Agreement.
     “Conversion Documents” has the meaning specified in Section 3.07(b) hereof.
     “Conversion Request” has the meaning specified in Section 3.07(a) hereof.
     “Coupon Rate” means, with respect a Revolving Advance, the imputed interest rate determined by the Lender pursuant to Section 2.05 for the Revolving Advance and, with respect a Base Facility Advance, the interest rate determined by the Lender pursuant to Section 3.05 for the Base Facility Advance.
     “Coverage and LTV Tests” mean, for any specified date, each of the following financial tests:
          (a) The Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period is not less than 130%.
          (b) The Aggregate Loan to Value Ratio for the Trailing 12 Month Period does not exceed 70%.
     “Credit Facility” means the Base Facility and the Revolving Facility.
     “Credit Facility Expansion” means an increase in the Commitment made in accordance with Article VIII.
     “Credit Facility Expansion Loan Documents” means amendments to the Revolving Facility Note or the Base Facility Note, as the case may be, increasing the amount of such Note to the amount of the Commitment, as expanded in accordance with Article VIII and amendments to the Security Instruments, increasing the amount secured by such Security Instruments to the amount of the Commitment.
     “Credit Facility Expansion Request” shall have the meaning set forth in Section 8.02(a).
     “Credit Facility Termination Request” shall have the meaning set forth in Section 10.02(a).
     “Debt Service Coverage Ratio for the Trailing 12 Month Period” means, for any Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of —
(a) the aggregate of the Net Operating Income for the Trailing 12 Month Period for the subject Mortgaged Property to

(b)	the Facility Debt Service on the specified date, assuming, for the purpose of calculating the Facility Debt Service for this definition, that Advances Outstanding shall be the Allocable Facility Amount for the subject Mortgaged Property.
     “Discount” means, with respect to any Revolving Advance, an amount equal to the excess of —
(i)	the face amount of the MBS backed by the Revolving Advance, over

(ii)	the Price of the MBS backed by the Revolving Advance.
     “DUS Guide” means the Fannie Mae Multifamily Delegated Underwriting and Servicing (DUS) Guide, as such Guide may be amended from time to time, including exhibits to the DUS Guide and amendments in the form of Lender Memos, Guide Updates and Guide Announcements (and, if such Guide is no longer used by Fannie Mae, the term “DUS Guide” as used in this Agreement means the Fannie Mae Multifamily Negotiated Transactions Guide, as such Guide may be amended from time to time, including amendments in the form of Lender Memos, Guide Updates and Guide Announcements). All references to specific articles and sections of, and exhibits to, the DUS Guide shall be deemed references to such articles, sections and exhibits as they may be amended, modified, updated, superseded, supplemented or replaced from time to time.
     “DUS Underwriting Requirements” means the overall underwriting requirements for Multifamily Residential Properties as set forth in the DUS Guide.
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
     “Event of Default” means any event defined to be an “Event of Default” under Article XVII.
     “Facility Debt Service” means, as of any specified date, the sum of:
(a)	the amount of interest and principal amortization, during the 12 month period immediately succeeding the specified date, with respect to the Advances Outstanding on the specified date, except that, for these purposes:
(i)	each Revolving Advance shall be deemed to require level monthly payments of principal and interest (at the Coupon Rate for the Revolving Advance) in an amount necessary to fully amortize the original principal amount of the Revolving Advance over a 30-year period, with such amortization deemed to commence on the first day of the 12 month period; and

(ii)	each Base Facility Advance shall require level monthly payments of principal and interest (at the Coupon Rate for the Base Facility Advance) in an amount necessary to fully amortize the original principal amount of the Base Facility Advance over a 30-year period, with such amortization to commence on the first day of the 12 month period; and
(b)	the amount of the Standby Fees payable to the Lender pursuant to Section 16.01 during such 12 month period (assuming, for these purposes, that the Advances Outstanding throughout the 12 month period are always equal to the amount of Advances Outstanding on the specified date).
Exhibit E to this Agreement contains an example of the determination of the Facility Debt Service.
     “Facility Termination Fee” means, with respect to a reduction in the Revolving Facility Commitment pursuant to Articles IX or X, an amount equal to the product obtained by multiplying—
(1)	the reduction in the Revolving Facility Commitment, by

(2)	the Revolving Facility Fee in effect at such time, by

(3)	the present value factor calculated using the following formula:

1 - (1 + r)/-n/

r
[r = Yield Rate
n = the number of years, and any fraction thereof, remaining between the Closing Date for the reduction in the Revolving Facility Commitment and the Revolving Facility Termination Date]
The “Yield Rate” means the rate on the Three-Month LIBOR on the second Business Day preceding, as applicable, (x) the date of the reduction in the Commitment, (y) the date of the Complete Facility Termination or (z) the date of Lender’s acceleration of the unpaid principal balance of the Facility Note.
     “Fannie Mae” means the federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. (S) 1716 et seq.
     “Financial Covenants” means the covenants set forth in Article XV.
     “Future Advance” means an Advance made after the Initial Closing Date.
     “Future Advance Request” shall have the meaning set forth in Section 5.02.
     “GAAP” means generally accepted accounting principles in the United States in effect from time to time, consistently applied.
     “General Conditions” shall have the meaning set forth in Article XI.

          “Geographical Diversification Requirements” means, from and after the date on which the Collateral Pool first consists of ten (10) or more Mortgaged Properties, and prior to the occurrence of an increase in the Commitment pursuant to Article VIII, a requirement that the Collateral Pool consist of at least nine (9) Mortgaged Properties located in at least five (5) SMSA’s and, upon the occurrence of any increase in the Commitment pursuant to Article VIII, such requirements as to the geographical diversity of the Collateral Pool as the Lender may reasonably determine and notify Borrower of prior to the time of the increase.
          “Governmental Approval” means an authorization, permit, consent, approval, license, registration or exemption from registration or filing with, or report to, any Governmental Authority.
          “Governmental Authority” means any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.
          “Gross Revenues” means, for any specified period, with respect to any Multifamily Residential Property, all income in respect of such Multifamily Residential Property, as determined by the Lender in accordance with the method described in paragraph 3 of Section 403.02 of Part III of the DUS Guide, except that for these purposes the financial statements to be used need not be audited and paragraph (b) of such paragraph 3 shall be taken into account in the Lender’s discretion.
          “Hazardous Materials”, with respect to any Mortgaged Property, shall have the meaning given that term in the Security Instrument encumbering the Mortgaged Property.
          “Hazardous Materials Law”, with respect to any Mortgaged Property, shall have the meaning given that term in the Security Instrument encumbering the Mortgaged Property.
          “Hazardous Substance Activity” means any storage, holding, existence, release, spill, leaking, pumping, pouring, injection, escaping, deposit, disposal, dispersal, leaching, migration, use, treatment, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Materials from, under, into or on any Mortgaged Property in violation of Hazardous Materials Laws, including the discharge of any Hazardous Materials emanating from any Mortgaged Property in violation of Hazardous Materials Laws through the air, soil, surface water, groundwater or property and also including the abandonment or disposal of any barrels, containers and other receptacles containing any Hazardous Materials from or on any Mortgaged Property in violation of Hazardous Materials Laws, in each case whether sudden or nonsudden, accidental or nonaccidental.
          “Impositions” means, with respect to any Mortgaged Property, all (1) water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property, (2) premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Lender may require under any Security Instrument, (3) Taxes, and (4) amounts for other charges and expenses which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests.
          “Indebtedness” means, with respect to any Person, as of any specified date, without duplication, all:
               (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices);
               (b) other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument;
               (c) obligations of such Person under any lease of property, real or personal, the obligations of the lessee in respect of which are required by GAAP to be capitalized on a balance sheet of the lessee or to be otherwise disclosed as such in a note to such balance sheet;
               (d) obligations of such Person in respect of acceptances (as defined in Article 3 of the Uniform Commercial Code of the Commonwealth of Virginia) issued or created for the account of such Person;
               (e) liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment of such liabilities; and
               (f) as to any Person (“guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of a primary obligation (as defined below) with respect to which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing, or in effect guaranteeing, any indebtedness, lease, dividend or other obligation (“primary obligations”) of any third person (“primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, to (1) purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (3) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (4) otherwise assure or hold harmless the owner of any such primary obligation against loss in respect of the primary obligation, provided, however, that the term “Contingent Obligation“ shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation of any guaranteeing person shall be deemed to be the lesser of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made and (ii) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such

Contingent Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Contingent Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by Owner in good faith.
          “Initial Advance” means the Revolving Advance made on the Initial Closing Date in the amount of $30,900,000.
          “Initial Advance Request” shall have the meaning set forth in Section 5.01.
          “Initial Closing Date” means the date of this Agreement.
          “Initial Mortgaged Properties” means the Multifamily Residential Properties described on Exhibit A to this Agreement and which represent the Multifamily Residential Properties which are made part of the Collateral Pool on the Initial Closing Date.
          “Initial Security Instruments” means the Security Instruments covering the Initial Mortgaged Properties.
          “Initial Valuation” means, when used with reference to specified Collateral, the Valuation initially performed for the Collateral as of the date on which the Collateral was added to the Collateral Pool. The Initial Valuation for each of the Initial Mortgaged Properties is as set forth in Exhibit A to this Agreement.
          “Insurance Policy” means, with respect to a Mortgaged Property, the insurance coverage and insurance certificates evidencing such insurance required to be maintained pursuant to the Security Instrument encumbering the Mortgaged Property.
          “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended. Each reference to the Internal Revenue Code shall be deemed to include (a) any successor internal revenue law and (b) the applicable regulations whether final, temporary or proposed.
          “Lease” means any lease, any sublease or subsublease, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Mortgaged Property, and every modification, amendment or other agreement relating to such lease, sublease, subsublease or other agreement entered into in connection with such lease, sublease, subsublease or other agreement, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.
          “Lender” shall have the meaning set forth in the first paragraph of this Agreement, but shall refer to any replacement Lender if the initial Lender is replaced pursuant to the terms of Section 19.04.
          “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference,

priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).
          “Loan Documents” means this Agreement, the Notes, the Advance Confirmation Instruments for the Revolving Advances, the Security Documents, all documents executed by the Borrower pursuant to the General Conditions set forth in Article XI of this Agreement and any other documents executed by the Borrower from time to time in connection with this Agreement or the transactions contemplated by this Agreement.
          “Loan to Value Ratio for the Trailing 12 Month Period” means, for a Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of —
(a) the Allocable Facility Amount of the subject Mortgaged Property on the specified date, to
(b) the Valuation most recently obtained prior to the specified date for the subject Mortgaged Property.
“Loan Year” means the 12-month period from the first day of the first calendar month after the Initial Closing Date to and including the last day before the first anniversary of the Initial Closing Date, and each 12-month period thereafter.
“Material Adverse Effect” means, with respect to any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, a material adverse change in or a materially adverse effect upon any of (a) the business, operations, property or condition (financial or otherwise) of the Borrower, (b) the present or future ability of the Borrower to perform the Obligations for which it is liable, (c) the validity, priority, perfection or enforceability of this Agreement or any other Loan Document or the rights or remedies of the Lender under any Loan Document, or (d) the value of, or the Lender’s ability to have recourse against, any Mortgaged Property.
“MBS” means a mortgage-backed security which is “backed“ by an Advance which is secured by an interest in the Notes and the Collateral Pool securing the Notes, which interest permits the holder of the MBS to participate in the Notes and the Collateral Pool to the extent of such Advance.
“MBS Imputed Interest Rate” shall have the meaning set forth in Section 2.05(a).
“MBS Issue Date” means the date on which a Fannie Mae MBS is issued by Fannie Mae.

“MBS Delivery Date” means the date on which a Fannie Mae MBS is delivered by Fannie Mae.
“MBS Pass-Through Rate” for a Base Facility Advance means the interest rate as determined by the Lender (rounded to three places) payable in respect of the Fannie Mae MBS issued pursuant to the MBS Commitment backed by the Base Facility Advance as determined in accordance with Section 4.01.
“Mortgaged Properties” means, collectively, the Additional Mortgaged Properties and the Initial Mortgaged Properties, but excluding each Collateral Release Property from and after the date of the release of the Collateral Release Property from the Collateral Pool.
“Multifamily Residential Property” means a residential property, located in the United States, containing five or more dwelling units in which not more than twenty percent (20%) of the net rentable area is or will be rented to non-residential tenants, and conforming to the requirements of Sections 201 and 203 of Part III of the DUS Guide.
“Net Operating Income” means, for any specified period, with respect to any Multifamily Residential Property, the aggregate net income during such period equal to Gross Revenues during such period less the aggregate Operating Expenses during such period. If a Mortgaged Property is not owned by the Borrower for the entire specified period, the Net Operating Income for the Mortgaged Property for the time within the specified period during which the Mortgaged Property was owned by the Borrower shall be the Mortgaged Property’s pro forma net operating income determined by the Lender in accordance with the underwriting procedures set forth in Chapter 4 of Part III of the DUS Guide.
“Note” means a Base Facility Note or the Revolving Facility Note.
“Obligations” means the aggregate of the obligations of the Borrower under this Agreement and the other Loan Documents.
“Operating Expenses” means, for any period, with respect to any Multifamily Residential Property, all expenses in respect of the Multifamily Residential Property, as determined by the Lender in accordance with the method described in paragraph 3 of Section 403.02 of Part III of the DUS Guide (Estimated Expenses), including replacement reserves, if any, under the Replacement Reserve Agreements for the Mortgaged Properties.
“Organizational Certificate” means a certificate of the Borrower in the form attached as Exhibit F to this Agreement.
“Organizational Documents” means all certificates, instruments and other documents pursuant to which an organization is organized or operates, including but not limited to, (i) with respect to a corporation, its articles of incorporation and bylaws, (ii) with respect to a limited partnership, its limited partnership certificate and partnership agreement, (iii) with respect to a general partnership or joint venture, its partnership or joint venture agreement and (iv) with respect to a limited liability company, its articles of organization and operating agreement.

     “Outstanding” means, when used in connection with promissory notes, other debt instruments or Advances, for a specified date, promissory notes or other debt instruments which have been issued, or Advances which have been made, but have not been repaid in full as of the specified date.
     “Ownership Interests” means, with respect to any entity, any ownership interests in the entity and any economic rights (such as a right to distributions, net cash flow or net income) to which the owner of such ownership interests is entitled.
     “PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
     “Permits” means all permits, or similar licenses or approvals issued and/or required by an applicable Governmental Authority or any Applicable Law in connection with the ownership, use, occupancy, leasing, management, operation, repair, maintenance or rehabilitation of any Mortgaged Property or the Borrower’s business.
     “Permitted Liens” means, with respect to a Mortgaged Property, (i) the exceptions to title to the Mortgaged Property set forth in the Title Insurance Policy for the Mortgaged Property which are approved by the Lender, (ii) the Security Instrument encumbering the Mortgaged Property, and (iii) any other Liens approved by the Lender.
     “Person” means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).
     “Potential Event of Default” means any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.
     “Price” means, with respect to an Advance, the proceeds of the sale of the MBS backed by the Advance.
     “Property” means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.
     “Rate Confirmation Form” shall have the meaning set forth in Section 4.01(c).
     “Rate Setting Date” shall have the meaning set forth in Section 4.01(b).
     “Rate Setting Form” shall have the meaning set forth in Section 4.01(b).
     “Release Price” shall have the meaning set forth in Section 7.02(c).
     “Rent Roll” means, with respect to any Multifamily Residential Property, a rent roll prepared and certified by the owner of the Multifamily Residential Property, on Fannie Mae Form 4243, as set forth in Exhibit III-3 of the DUS Guide, or on another form approved by the Lender and containing substantially the same information as Form 4243 requires.

     “Replacement Reserve Agreement” means a Replacement Reserve and Security Agreement, reasonably required by the Lender, and completed in accordance with the requirements of the DUS Guide.
     “Request” means a Collateral Addition Request, a Collateral Release Request, a Conversion Request, a Credit Facility Expansion Request, a Credit Facility Termination Request, a Future Advance Request, an Initial Advance Request or a Revolving Facility Termination Request.
     “Revolving Advance” means a loan made by the Lender to the Borrower under the Revolving Facility Commitment.
     “Revolving Credit Endorsement” means an endorsement to a Title Insurance Policy which contains substantially the same coverages, and is subject to substantially the same or fewer exceptions (or such other exceptions as the Lender may approve), as the form attached as Exhibit H to this Agreement.
     “Revolving Facility” means the agreement of the Lender to make Advances to the Borrower pursuant to Section 2.01.
     “Revolving Facility Availability Period” means the period beginning on the Initial Closing Date and ending on the 90th day before the Revolving Facility Termination Date.
     “Revolving Facility Commitment” means an aggregate amount of $300,000,000 which shall be evidenced by the Revolving Facility Note in the form attached hereto as Exhibit I, plus such amount as the Borrower may elect to add to the Revolving Facility Commitment in accordance with Article VIII, and less such amount as the Borrower may elect to convert from the Revolving Facility Commitment to the Base Facility Commitment in accordance with Article III and less such amount by which the Borrower may elect to reduce the Revolving Facility Commitment in accordance with Article IX.
     “Revolving Facility Fee” means (i) 60 basis points per annum for a Revolving Advance drawn from the Revolving Facility Commitment available (whether drawn or undrawn) under this Agreement during the period ending on the date 12 months after the Initial Closing Date, (ii) for any extended term of the Revolving Facility, the number of basis points per annum determined by the Lender as the Revolving Facility Fee for such period, which fee shall be set by Lender not less than 30 days prior to the commencement of such period, and (iii) for any Revolving Advance drawn from any portion of the Revolving Facility Commitment increased under Article VIII after the date 12 months after the Initial Closing Date, the number of basis points per annum determined at the time of such increase by the Lender as the Revolving Facility Fee for such Revolving Advances.
     “Revolving Facility Note” means the promissory note, in the form attached as Exhibit I to this Agreement, which has been issued by the Borrower to the Lender to evidence the Borrower’s obligation to repay Revolving Advances.
     “Revolving Facility Termination Date” means the last day of the tenth Loan Year, as such date may be extended pursuant to Section 2.07 of this Agreement.

     “Security” means a “security“ as set forth in Section 2(1) of the Securities Act of 1933, as amended.
     “Security Documents” means the Security Instruments, the Replacement Reserve Agreements and any other documents executed by a Borrower from time to time to secure any of the Borrower’s obligations under the Loan Documents.
     “Security Instrument” means, for each Mortgaged Property, a separate Multifamily Mortgage, Deed of Trust or Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement given by the Borrower to or for the benefit of the Lender to secure the obligations of the Borrower under the Loan Documents. With respect to each Mortgaged Property owned by the Borrower, the Security Instrument shall be substantially in the form published by Fannie Mae for use in the state in which the Mortgaged Property is located. The amount secured by the Security Instrument shall be equal to the Commitment in effect from time to time.
     “Senior Management” means (i) the Chief Executive Officer, Chairman of the Board, President, Chief Financial Officer and Chief Operating Officer of UDRT, and (ii) any other individuals with responsibility for any of the functions typically performed in a corporation by the officers described in clause (i).
     “SMSA” means a “standard metropolitan statistical area,“ as defined from time to time by the United States Office of Management and Budget.
     “Standby Fee” means, for any month, an amount equal to the product obtained by multiplying: (i) 1/12, by (ii) 12.5 basis points, by (iii) the Unused Capacity for such month.
     “Subsidiary” means, as to any Person, any corporation, partnership, limited liability company or other entity of which securities or other ownership interest having an ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person. Unless otherwise provided, references to a “Subsidiary” or “Subsidiaries” shall mean a Subsidiary or Subsidiaries of the Borrower.
     “Surveys” means the as-built surveys of the Mortgaged Properties prepared in accordance with the requirements of Section 113 of the DUS Guide, or otherwise approved by the Lender.
     “Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Mortgaged Properties.
     “Term of this Agreement” shall be determined as provided in Section 23.10 to this Agreement.
     “Termination Date” means, at any time during which Base Facility Advances are Outstanding, the latest maturity date for any Base Facility Advance Outstanding, and, at any time during which Base Facility Advances are not Outstanding, the Revolving Facility Termination Date.
     “Three-Month LIBOR” means the London interbank offered rate for three-month U.S. dollar deposits, as such rate is reported in The Wall Street Journal. In the event that a rate is not published for the Three-Month LIBOR, then the nearest equivalent duration London interbank offered rate for U.S. Dollar deposits shall be selected at Lender’s reasonable discretion. If the publication of Three-Month LIBOR is discontinued, Lender shall determine such rate from another source reasonably selected by Lender which reasonably correlates (as to rate and volatility) historically to Three-Month LIBOR.
     “Tie-In Endorsement” means an endorsement to a Title Insurance Policy which contains substantially the same coverages, and is subject to substantially the same or fewer exceptions (or such other exceptions as the Lender may approve), as the form attached as Exhibit J to this Agreement.
     “Title Company” means Fidelity National Title Insurance Corporation.
     “Title Insurance Policies” means the mortgagee’s policies of title insurance issued by the Title Company from time to time relating to each of the Security Instruments, conforming to the requirements of Section 111 of the DUS Guide, together with such endorsements, coinsurance, reinsurance and direct access agreements with respect to such policies as the Lender may, from time to time, consider necessary or appropriate, whether or not required by the DUS Guide, including Revolving Credit Endorsements, if available, and Tie-In Endorsements, if available, and with a limit of liability under the policy (subject to the limitations contained in Sections 6(a)(i) and 6(a)(iii) of the Stipulations and Conditions of the policy) equal to the Commitment.
     “Trailing 12 Month Period” means, for any specified date, the 12 month period ending with the last day of the most recent Calendar Quarter for which financial statements have been delivered by the Borrower to the Lender pursuant to Sections 13.04(c) and (d).
     “Transfer” means a sale, assignment, lease, pledge, transfer or other disposition (whether voluntary or by operation of law) of, or the granting or creating of a lien, encumbrance or security interest in, any estate, rights, title or interest in a Mortgaged Property, or any portion thereof. “Transfer” does not include (i) a conveyance of the Mortgaged Property at a judicial or non-judicial foreclosure sale under any Security Instrument or (ii) the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code.
     “Unused Capacity” means, for any month, the sum of the daily average during such month of the undrawn amount of the Commitment available under this Agreement, without regard to any unclosed Requests or to the fact that a Request must satisfy conditions precedent.
     “Valuation” means, for any specified date, with respect to a Multifamily Residential Property, (a) if an Appraisal of the Multifamily Residential Property was more recently obtained than a Cap Rate for the Multifamily Residential Property, the Appraised Value of

such Multifamily Residential Property, or (b) if a Cap Rate for the Multifamily Residential Property was more recently obtained than an Appraisal of the Multifamily Residential Property, the value derived by dividing—
(i)	the Net Operating Income of such Multifamily Residential Property for the Trailing 12 Month Period, by

(ii)	the most recent Cap Rate determined by the Lender.
Notwithstanding the foregoing, any Valuation for a Multifamily Residential Property calculated for a date occurring before the first anniversary of the date on which the Multifamily Residential Property becomes a part of the Collateral Pool shall equal the Appraised Value of such Multifamily Residential Property, unless the Lender determines that changed market or property conditions warrant that the value be determined as set forth in the preceding sentence. Any special risk factors taken into account in connection with the Initial Valuation of a Multifamily Residential Property shall apply to any subsequent Valuation of such Multifamily Residential Property unless Lender shall determine that such special risk factor no longer applies to such Multifamily Residential Property. If the Borrower does not accept Lender’s Valuation, the Borrower may require that the Lender obtain an additional Appraisal, if an Appraisal was the basis of the Valuation, or two Appraisals, if a Cap Rate was the basis of the Valuation. If the two appraisers do not agree on the valuation of the Mortgaged Property, the Lender shall appoint a third appraiser. If a third appraiser is appointed, such appraiser shall, within 30 days after appointment, decide which one of the valuations determined by the other two appraisers is closer to the valuation of the Mortgaged Property and the valuation so selected by the third appraiser shall be binding on the parties as the Valuation. The Borrower shall pay all of the Lender’s costs of obtaining any Appraisal or engaging any appraiser pursuant to this Section.
     “Voting Equity Capital” means Securities or partnership interests of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the board of directors (or Persons performing similar functions).
ARTICLE II
THE REVOLVING FACILITY COMMITMENT
SECTION 2.01 Revolving Facility Commitment. Subject to the terms, conditions and limitations of this Agreement, the Lender agrees to make Revolving Advances to the Borrower from time to time during the Revolving Facility Availability Period. The aggregate unpaid principal balance of the Revolving Advances Outstanding at any time shall not exceed the Revolving Facility Commitment. Subject to the terms, conditions and limitations of this Agreement, the Borrower may re-borrow any amounts under the Revolving Facility which it has previously borrowed and repaid under the Revolving Facility. The Borrower shall be entitled to Revolving Advances based on increased Valuations of the Mortgaged Properties.
SECTION 2.02 Requests for Revolving Advances. The Borrower shall request a Revolving Advance by giving the Lender an Initial Advance Request in accordance with Section 5.01 or a Future Advance Request in accordance with Section 5.02, as applicable.

SECTION 2.03 Maturity Date of Revolving Advances. Regardless of the date on which a Revolving Advance is made, the maturity date of each Revolving Advance shall be a date selected by the Borrower in its Request for the Revolving Advance, which date shall be the first day of a calendar month occurring:
     (a) no earlier than the date which completes one full month after the Closing Date for the Revolving Advance; and
     (b) no later than the date which completes nine full months after the Closing Date for the Revolving Advance.
For these purposes, a year shall be deemed to consist of 12 30-day months. For example, the date which completes three full months after September 15 shall be December 15; and the date which completes three full months after November 30 shall be February 28 or February 29 in 2000 and any leap year thereafter.
SECTION 2.04 Interest on Revolving Facility Advances.
     (a) Discount. Each Revolving Advance shall be a discount loan. The original stated principal amount of a Revolving Advance shall be the sum of the Price of the Revolving Advance and the Discount of the Revolving Advance. The Price and Discount of each Revolving Advance shall be determined in accordance with the procedures set out in Section 4.01. The proceeds of the Revolving Advance made available by the Lender to the Borrower will equal the Price of the Revolving Advance. The entire unpaid principal of each Revolving Advance shall be due and payable by the Borrower to the Lender on the maturity date of the Revolving Advance. However, if the Borrower has requested that the maturing Revolving Advance (in whole or in part) be renewed with a new Revolving Advance or converted to a Base Facility Advance, to take effect on the maturity date of the maturing Revolving Advance, then the amount the Borrower is required to pay on account of the maturing Revolving Advance will be reduced by, as the case may, that amount of the Price of the new Revolving Advance allocable to the principal of the maturing Revolving Advance being renewed, or that amount of the net proceeds of the MBS related to the Base Facility Advance then converted from the maturing Revolving Advance.
     (b) Partial Month Interest. Notwithstanding anything to the contrary in this Section, if a Revolving Advance is not made on the first day of a calendar month, and the MBS Issue Date for the MBS backed by the Revolving Advance is the first day of the month following the month in which the Revolving Advance is made, the Borrower shall pay interest on the original stated principal amount of the Revolving Advance for the partial month period commencing on the Closing Date for the Revolving Advance and ending on the last day of the calendar month in which the Closing Date occurs, at a rate per annum equal to the greater of (i) the Coupon Rate for the Revolving Advance as determined in accordance with Section 2.05(b) and (ii) a rate reasonably determined by the Lender, based on the Lender’s cost of funds and approved in advance, in writing, by the Borrower, pursuant to the procedures mutually agreed upon by the Borrower and the Lender.
     (c) Revolving Facility Fee. In addition to paying the Discount and the partial month interest, if any, the Borrower shall pay monthly installments of the Revolving Facility Fee to the Lender on account of each Revolving Advance over the whole number of calendar months the

MBS backed by the Revolving Advance is to run from the MBS Issue Date to the maturity date of the MBS. The Revolving Facility Fee shall be payable in advance, in accordance with the terms of the Revolving Facility Note. The first installment shall be payable on or prior to the Closing Date for the Revolving Advance and shall apply to the first full calendar month of the MBS backed by the Revolving Advance. Subsequent installments shall be payable on the first day of each calendar month, commencing on the first day of the second full calendar month of such MBS, until the maturity of such MBS. Each installment of the Revolving Facility Fee shall be in an amount equal to the product of multiplying (i) the Revolving Facility Fee, by (ii) the amount of the Revolving Advance, by (iii) 1/12.
SECTION 2.05 Coupon Rates for Revolving Advances. The Coupon Rate for a Revolving Advance shall be a rate, per annum, as follows:
     (a) The Coupon Rate for a Revolving Advance shall equal the sum of (i) an interest rate as determined by the Lender (rounded to three places) payable for the Fannie Mae MBS pursuant to the MBS Commitment backed by the Revolving Advance (“MBS Imputed Interest Rate“) and (ii) the Revolving Facility Fee.
     (b) Notwithstanding anything to the contrary in this Section, if a Revolving Advance is not made on the first day of a calendar month, and the MBS Issue Date for the MBS backed by the Revolving Advance is the first day of the month following the month in which the Revolving Advance is made, the Coupon Rate for such Revolving Advance for such period shall be the greater of (i) the rate for the Revolving Advance determined in accordance with subsection (a) of this Section and (ii) a rate determined by the Lender, based on the Lender’s cost of funds, and approved in advance, in writing, by the Borrower, pursuant to procedures mutually agreed upon by the Borrower and the Lender.
SECTION 2.06 Revolving Facility Note. The obligation of the Borrower to repay the Revolving Advances will be evidenced by the Revolving Facility Note. The Revolving Facility Note shall be payable to the order of the Lender and shall be made in the aggregate amount of the Revolving Facility Commitment.
SECTION 2.07 Extension of Revolving Facility Termination Date. The Borrower shall have the right to extend the Revolving Facility Termination Date for one (1) five (5) year period upon satisfaction of each of the following conditions:
     (a) The Borrower provides written notice to the Lender not less than thirty (30) nor more than ninety (90) days prior to the then effective Revolving Facility Termination Date requesting that the Revolving Facility Termination Date be extended.
     (b) No Event of Default or Potential Event of Default exists on either the date the notice required by paragraph (a) of this Section is given or on the then effective Revolving Facility Termination Date.
     (c) All of the representations and warranties of the Borrower set forth in Article XII of this Agreement and the Other Loan Documents are true and correct in all material respects on the date the notice required by paragraph (a) of this Section is given and on the then effective Revolving Facility Termination Date.

     (d) The relevant Borrower is in compliance with all of the covenants set forth in Article XIII, Article XIV and Article XV on the date the notice required by paragraph (a) of this Section is given and on the then effective Revolving Facility Termination Date.
Upon receipt of the notice required in paragraph (a) of this Section and upon compliance with the other conditions set forth above, the Revolving Facility Termination Date shall be extended for five (5) years on the terms and conditions set forth in this Agreement and the Other Loan Documents, provided that the maturity and pricing applicable to the Revolving Facility during the period after the then effective Revolving Facility Termination Date shall be acceptable to Lender in its discretion.
ARTICLE III
THE BASE FACILITY COMMITMENT
SECTION 3.01 Base Facility Commitment. Subject to the terms, conditions and limitations set forth in this Article, the Lender agrees to make Base Facility Advances to the Borrower from time to time during the Base Facility Availability Period. The aggregate original principal of the Base Facility Advances shall not exceed the Base Facility Commitment. The borrowing of a Base Facility Advance shall permanently reduce the Base Facility Commitment by the original principal amount of the Base Facility Advance. The Borrower may not re-borrow any part of the Base Facility Advance which it has previously borrowed and repaid. The Borrower shall be entitled to Base Facility Advances based on increased Valuations of the Mortgaged Properties.
SECTION 3.02 Requests for Base Facility Advances. The Borrower shall request a Base Facility Advance by giving the Lender an Initial Advance Request in accordance with Section 5.01 or a Future Advance Request in accordance with Section 5.02, as applicable.
SECTION 3.03 Maturity Date of Base Facility Advances. The maturity date of each Base Facility Advance shall be the maturity date selected by the Borrower at the time of the making of each such Base Facility Advance, provided that such maturity date shall not be earlier than the 5th anniversary of such Base Facility Advance nor later than the 15/th/ anniversary of the Initial Closing Date.
SECTION 3.04 Interest on Base Facility Advances.
     (a) Advances. Each Base Facility Advance shall bear interest at a rate, per annum, equal to the sum of (i) the MBS Pass-Through Rate determined for such Base Facility Advance and (ii) the Base Facility Fee.
     (b) Partial Month Interest. Notwithstanding anything to the contrary in this Section, if a Base Facility Advance is not made on the first day of a calendar month, and the MBS Issue Date for the MBS backed by the Base Facility Advance is the first day of the month following the month in which the Base Facility Advance is made, the Borrower shall pay interest on the original stated principal amount of the Base Facility Advance for the partial month period commencing on the Closing Date for the Base Facility Advance and ending on the last day of the calendar month in which the Closing Date occurs at a rate, per annum, equal to the greater of (i) the interest rate for the Base Facility Advance described in the first sentence of this Section and (ii) a rate reasonably determined by the Lender, based on the Lender’s cost of funds, and approved in advance, in writing, by the Borrower, pursuant to procedures mutually agreed upon by the Borrower and the Lender.
SECTION 3.05 Coupon Rates for Base Facility Advances. The Coupon Rate for a Base Facility Advance shall be the rate of interest applicable to such Base Facility Advance pursuant to Section 3.04.
SECTION 3.06 Base Facility Note. The obligation of the Borrower to repay a Base Facility Advance will be evidenced by a Base Facility Note. The Base Facility Notes shall be payable to the order of the Lender and shall be made in the original principal amount of each Base Facility Advance.
SECTION 3.07 Conversion of Commitment from Revolving Facility Commitment to Base Facility Commitment. The Borrower shall have the right, from time to time during the Base Facility Availability Period, to convert all or a portion of a Revolving Facility Commitment to the Base Facility Commitment, in which event the Revolving Facility Commitment shall be reduced by, and the Base Facility Commitment shall be increased by, the amount of the conversion.
     (a) Request. In order to convert all or a portion of the Revolving Facility Commitment to the Base Facility Commitment, the Borrower shall deliver a written request for a conversion (“Conversion Request”) to the Lender, in the form attached as Exhibit K to this Agreement. Each Conversion Request shall be accompanied by a designation of the amount of the conversion and a designation of any Revolving Advances Outstanding which will be prepaid on or before the Closing Date for the conversion as required by Section 3.08(c).
     (b) Closing. If none of the limitations contained in Section 3.08 is violated, and all conditions contained in Section 3.09 are satisfied, the Lender shall permit the requested conversion, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within 30 Business Days after the Lender’s receipt of the Conversion Request (or on such other date to which the Borrower and the Lender may agree), by executing and delivering, all at the sole cost and expense of the Borrower, an amendment to this Agreement, in the form attached as Exhibit L to this Agreement, together with an amendment to each Security Document and other applicable Loan Documents, in form and substance satisfactory to the Lender, reflecting the change in the Base Facility Commitment and the Revolving Facility Commitment. The documents and instruments referred to in the preceding sentence are referred to in this Article as the “Conversion Documents.”
SECTION 3.08 Limitations on Right to Convert. The right of the Borrower to convert all or a portion of the Revolving Facility Commitment to the Base Facility Commitment is subject to the following limitations:
     (a) Closing Date. The Closing Date shall occur during the Base Facility Availability Period.
     (b) Minimum Request. Each Request for a conversion shall be in the minimum amount of $10,000,000.

     (c) Obligation to Prepay Revolving Advances. If, after the conversion, the aggregate unpaid principal balance of all Revolving Advances Outstanding will exceed the Revolving Facility Commitment, the Borrower shall be obligated to prepay, as a condition precedent to the conversion, an amount of Revolving Advances Outstanding which is at least equal to the amount of the excess.
SECTION 3.09 Conditions Precedent to Conversion. The conversion of all or a portion of the Revolving Facility Commitment to the Base Facility Commitment is subject to the satisfaction of the following conditions precedent on or before the Closing Date:
     (a) After giving effect to the requested conversion, the Coverage and LTV Tests will be satisfied;
     (b) Prepayment by the Borrower in full of any Revolving Advances Outstanding which the Borrower has designated for payment, together with any associated prepayment premiums and other amounts due with respect to the prepayment of such Revolving Advances;
     (c) The receipt by the Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;
     (d) Receipt by the Lender of one or more counterparts of each Conversion Document, dated as of the Closing Date, signed by each of the parties (other than the Lender) who is a party to such Conversion Document; and
     (e) The satisfaction of all applicable General Conditions set forth in Article XI.
SECTION 3.10 Defeasance. If at any time the Borrower elects to convert all or a portion of the Revolving Facility Commitment to a Base Facility Commitment pursuant to Section 3.07 of this Agreement, or elects that any portion of any expansion of the Commitment shall be a Base Facility Commitment, the Conversion Request or the Credit Facility Expansion Request for the first Base Facility Commitment shall select defeasance or yield maintenance with respect to prepayments of Base Facility Advances. If defeasance is selected, this Section 3.10 shall apply. The election of the Borrower as to defeasance or yield maintenance in the first Conversion Request or Credit Facility Expansion Request relating to a Base Facility Commitment shall apply to all Base Facility Advances during the term of this Agreement. Base Facility Advances are not prepayable at any time, provided that, notwithstanding the foregoing, Borrower may prepay any Base Facility Advance during the last one hundred eighty (180) days of the term of such Base Facility Advance and provided that Base Facility Advances may be defeased pursuant to the terms and conditions of this Section. This Section 3.10 shall not apply to Mortgaged Properties released from a Security Instrument in connection with a substitution of Collateral pursuant to Section 7.04 of this Agreement.
     (a) Conditions. Subject to Section 3.10(d), Borrower shall have the right to obtain the release of Mortgaged Properties from the lien of the related Security Instruments (and all collateral derived from such Mortgage Properties, including assignment of leases, fixture filings and other documents and instruments evidencing a lien or security interest in

Borrower’s assets [except the Substitute Collateral] shall be released) upon the satisfaction of all of the following conditions:
     (1) Defeasance Notice. Borrower shall give Lender a notice (the “Defeasance Notice”, in the manner specified in Section 3.10(g)(4), on a form provided by Lender, specifying a Business Day (the “Defeasance Closing Date”) which Borrower desires to consummate the Defeasance. The Defeasance Closing Date specified by Borrower may not be more than 45 calendar days, nor less than 30 calendar days, after the date on which the Defeasance Notice is received by Lender. Borrower shall also specify in the Defeasance Notice the name, address and telephone number of Borrower for notices pursuant to Section 3.10(g)(4). The form Defeasance Notice provided by Lender specifies: (i) which Mortgaged Properties Borrower proposes to be released; (ii) the name, address and telephone number of Lender for notices pursuant to Section 3.10(g)(4); (iii) the account(s) to which payments to Lender are to be made; (iv) whether a Fannie Mae Investment Security will be offered for use as the Substitute Collateral and, if not, that U.S. Treasury Securities will be the Substitute Collateral; (v) whether the Successor Borrower will be designated by Lender or Borrower; and (vi) if a Fannie Mae Investment Security is offered for use as the Substitute Collateral, the Defeasance Notice shall also include the amount of the Defeasance Commitment Fee.
Any applicable Defeasance Commitment fee must be paid by Borrower and received by Lender no later than the date and time when Lender receives the Defeasance Notice from Borrower.
     (2) Confirmation. After Lender has confirmed that the Defeasance is then permitted as provided in Section 3.10(d), and has confirmed that the terms of the Defeasance Notice are acceptable to Lender, Lender shall, with reasonable promptness, notify Borrower of such confirmation by signing the Defeasance Notice, attaching the Annual Yields for the Mortgage Payments beginning on the first day of the second calendar month after the Defeasance Closing Date and ending on the Stated Maturity Date (if a Fannie Mae Investment Security is offered as Substitute Collateral) and transmitting the signed Defeasance Notice to Borrower pursuant to Section 3.10(g)(4). If, after Lender has notified Borrower of its confirmation in accordance with the foregoing, Lender does not receive the Defeasance Commitment Fee within five (5) Business Days after the Defeasance Notice Effective Date, then Borrower’s right to obtain Defeasance pursuant to that Defeasance Notice shall terminate.
     (3) Substitute Collateral. On or before the Defeasance Closing Date, Borrower shall deliver to Lender a pledge and security agreement, in form and substance satisfactory to Lender in its sole discretion (the “Pledge Agreement”), creating a first priority perfected security interest in favor of Lender in substitute collateral constituting an Investment Security (the “Substitute Collateral”). The Pledge Agreement shall provide Borrower’s authorization and direction that all interest on, principal of and other amounts payable with respect to the Substitute Collateral shall be paid directly to Lender to be applied to Mortgage Payments due under the Base Facility Note subject to Defeasance. If the Substitute Collateral is issued in a certificated form and Borrower has possession of the certificate, the certificate shall be endorsed (either on the certificate or on a separate writing attached thereto) by Borrower as directed by Lender and delivered to Lender. If the Substitute Collateral is issued in an uncertificated form, or in a certificated form but Borrower does not have possession of the certificate, Borrower shall execute and deliver to Lender all documents and instruments required by Lender to create in Lender’s favor a first priority perfected security interest in such Substitute Collateral, including a securities account control agreement or any other instrument or document required to perfect a security interest in each Substitute Collateral.
     (4) Closing Documents. Borrower shall deliver to Lender on or before the Defeasance Closing Date the documents described in Section 3.10(b).
     (5) Amounts Payable by Borrower. On or before the Defeasance Closing Date, Borrower shall pay to Lender an amount equal to the sum of:
(A)	the Next Scheduled P&I Payment;

(B)	all other sums then due and payable under the Base Facility Note subject to Defeasance, the Security Instruments related to the Mortgaged Properties to be released; and

(C)	all costs and expenses incurred by Lender or Servicer in connection with the Defeasance, including the reasonable fees and disbursements of Lender’s or Servicer’s legal counsel.
     (6) Defeasance Deposit. If a Fannie Mae Investment Security will be the Substitute Collateral, then, on or before 3:00 p.m., Washington, D.C. time, on the Defeasance Closing Date, Borrower shall pay the Defeasance Deposit (reduced by the Defeasance Commitment Fee) to Lender to be used by Lender to purchase the Fannie Mae Investment Security as Borrower’s agent.
     (7) Covenants, Representations and Warranties. On the Defeasance Closing Date, all of the covenants of the relevant Borrower set forth in Articles XIII, XIV and XV of this Agreement and all of the representations and warranties of the Borrower set forth in Article XII of this Agreement are true and correct in all material respects.
     (8) Geographical Diversification. If, as a result of the Defeasance, Lender determines that the geographical diversification of the Collateral Pool is compromised (whether or not the Geographical Diversification Requirement is met), Lender may require that Borrower add or substitute Multifamily Residential Properties to the Collateral Pool in a number and having a valuation required to restore the geographical diversification of the Collateral Pool to a level at least as diverse as before the Defeasance.

     (b) Closing Documents. The documents required to be delivered to Lender on or before the Defeasance Closing Date pursuant to Section 3.10(a)(4) are:
     (1) an opinion of counsel for Borrower, in form and substance satisfactory to Lender, to the effect that Lender has a valid and perfected lien and security interest of first priority in the Substitute Collateral and the principal and interest payable thereunder;
     (2) an opinion of counsel for Borrower, in form and substance satisfactory to Lender, that the Defeasance, including both Borrower’s granting to Lender of a lien and security interest in the Substitute Collateral and the assignment and assumption by Successor Borrower, and each of them, when considered in combination and separately, are not subject to avoidance under any applicable federal or state laws, including Sections 547 and 548 of the U.S. Bankruptcy Code;
     (3) if a Fannie Mae Investment Security is not used as Substitute Collateral, and unless waived by Lender, a certificate in form and substance satisfactory to Lender, issued by an independent certified public accountant, or financial institution, approved by Lender, to the effect that the Substitute Collateral will generate the Scheduled Defeasance Payments;
     (4) unless waived by Lender, an opinion of counsel for Borrower in form and substance satisfactory to Lender, that the Defeasance will not result in a “sale or exchange” of any Base Facility Note within the meaning of Section 1001(c) of the Internal Revenue Code and the temporary and final regulations promulgated thereunder;
     (5) such other opinions, certificates, documents or instruments as Lender may reasonably request; and
     (6) three counterparts of the executed Assignment and Assumption Agreement described in Section 3.10(e).
     (c) Release. Upon Borrower’s compliance with the requirements of Sections 3.10(a)(1) through (7), the Mortgaged Properties shall be released from the lien of the Security Instruments (and all collateral derived from such Mortgaged Properties, including assignments of leases, fixture filings and other documents and instruments evidencing a lien or security interest in Borrower’s assets [except the Substitute Collateral] shall be released). Lender shall, with reasonable promptness, execute and deliver to Borrower, at Borrower’s cost and expense, any additional documents reasonably requested by Borrower in order to evidence or confirm the release of Lender’s liens and security interests described in the immediately preceding sentence.
     (d) Defeasance Not Allowed. Borrower shall not have the right to obtain Defeasance at any of the following times:
     (1) before the third anniversary of the date of the relevant Base Facility Note;

     (2) after the expiration of the Defeasance Period; or
     (3) after Lender has accelerated the maturity of the unpaid principal balance of, accrued interest on, and other amounts payable under, any Note pursuant to Paragraph 6 of such Note.
     (e) Assignment and Assumption. Upon Borrower’s compliance with the requirements of Section 3.10(a), Borrower shall assign all its obligations and rights under the relevant Base Facility Note, together with the Substitute Collateral, to a successor entity (the “Successor Borrower”) designated by Lender or, if not so designated by Lender, designated by Borrower and acceptable to Lender in its sole discretion. Borrower and Successor Borrower shall execute and deliver to Lender an assignment and assumption agreement on a form provided by Lender (the “Assignment and Assumption Agreement”). The Assignment and Assumption Agreement shall provide for (i) the transfer and assignment by Borrower to Successor Borrower of the Substitute Collateral, subject to the lien and security interest in favor of Lender, (ii) the assumption by Successor Borrower of all liabilities and obligations of Borrower under the relevant Base Facility Note, and (iii) the release by Lender of Borrower from all liabilities and obligations under the relevant Base Facility Note. Lender shall, at Borrower’s request and expense, execute and deliver releases, reconveyances and security interest terminations with respect to the released Mortgage Properties and all other collateral held by Lender (except the Defeasance Deposit). The Assignment and Assumption Agreement shall be executed by Lender with a counterpart to be returned by Lender to Borrower and Successor Borrower thereafter; provided, however, in all events that it shall not be a condition of Defeasance that the Assignment and Assumption Agreement be executed by Lender, or any Successor Borrower that is designated by Lender.
     (f) Agent. If the Defeasance Notice provides that Lender will make available a Fannie Mae Investment Security for purchase by Borrower for use as the Substitute Collateral, Borrower hereby authorizes Lender to use, and appoints Lender as its agent and attorney-in-fact for the purpose of using, the Defeasance Deposit (including any portion thereof that constitutes the Defeasance Commitment Fee) to purchase a Fannie Mae Investment Security.
     (g) Administrative Provisions.
     (1) Fannie Mae Security Liquidated Damages. If Borrower timely pays the Defeasance Commitment Fee, and Lender and Borrower timely transmit a signed facsimile copy of the Defeasance Notice pursuant to Section 3.10(a)(2), but Borrower fails to perform its other obligations under Sections 3.10(a) and Section 3.10(e), Lender shall have the right to retain the Defeasance Commitment Fee as liquidated damages for Borrower’s default, as Lender’s sole and exclusive remedy, and, except as provided in Section 3.10(g)(2), Borrower shall be released from all further obligations under this Section 3.10. Borrower acknowledges that, from and after the date on which Lender has executed the Defeasance Notice under Section 3.10(a)(2) and Borrower has delivered the Defeasance Commitment Fee, Lender will incur financing costs in arranging and preparing for the purchase of the Substitute

Collateral and in arranging and preparing for the release of the Mortgaged Properties from the lien of the Security Instruments in reliance on the executed Defeasance Notice. Borrower agrees that the Defeasance Commitment Fee represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Agreement, of the damages Lender will incur by reason of Borrower’s default.
     (2) Third Party Costs. In the event that the Defeasance is not consummated on the Defeasance Closing Date for any reason, Borrower agrees to reimburse Lender and Servicer for all third party costs and expenses (other than financing costs covered by Section 3.10(g)(1) above), including attorneys’ fees and expenses, incurred by Lender in reliance on the executed Defeasance Notice, within 10 Business Days after Borrower receives a written demand for payment, accompanied by a statement, in reasonable detail, of Lender’s and Servicer’s third party costs and expenses.
     (3) Payments. All payments required to be made by Borrower to Lender or Servicer pursuant to this Section 3.10 shall be made by wire transfer of immediately available finds to the account(s) designated by Lender or Servicer, as the case may be, in the Defeasance Notice.
     (4) Notice. The Defeasance Notice delivered pursuant to this Section 3.10(g)(4) shall be in writing and shall be sent by telecopier or facsimile machine which automatically generates a transmission report that states the date and time of the transmission, the length of the document transmitted and the telephone number of the recipient’s telecopier or facsimile machine (or shall be sent by any distribution media, whether currently existing or hereafter developed, including electronic mail and internet distribution, as approved by Lender). Any notice so sent addressed to the parties at their respective addresses designated in the Defeasance Notice pursuant to Section 3.10(a), shall be deemed to have been received on the date and time indicated on the transmission report of recipient. To be effective, Borrower must send the Defeasance Notice (as described above) so that Lender receives the Defeasance Notice no earlier than 11:00 a.m. and no later than 3:00 p.m. Washington, D.C. time on a Business Day.
     (h) Definitions. For purposes of this Section 3.10, the following terms shall have the following meanings:
     (1) The term “Annual Yield” means the yield for the theoretical zero coupon U.S. Treasury Security as calculated from the current “on-the-run” U.S. Treasury yield curve with a term to maturity that most closely matches the Applicable Defeasance Term for the Mortgage Payment, as published by Fannie Mae on MORNET(R) (or in an alternative electronic format) at 2:00 p.m. Washington, D.C. time on the Business Day that Lender receives the Defeasance Notice in accordance with Section 3.10(g)(4). If the publication of yields on MORNET(R) is unavailable, Lender shall determine yields from another source reasonably determined by Lender.

     (2) The term “Applicable Defeasance Term” means, in the case of each Mortgage Payment, the number of calendar months, based on a year containing 12 calendar months with 30 days each, in the period beginning on the first day of the first calendar month after the Defeasance Closing Date to the date on which such Mortgage Payment is due and payable.
     (3) The term “Defeasance” means the transaction in which all (but not less than all) of the Mortgaged Properties are released from the lien of the Security Instruments and Lender receives, as substitute collateral, a valid and perfected lien and security interest of first priority in the Substitute Collateral and the principal and interest payable thereunder.
     (4) The term “Defeasance Commitment Fee” means the amount specified in the Defeasance Notice as Borrower’s good faith deposit to ensure performance of its obligations under this Section, which shall equal two percent (2%) of the aggregate unpaid principal balance of the Base Facility Note subject to Defeasance as of the Defeasance Notice Effective Date, if the Successor Borrower is designated by Borrower under Section 3.10(e), or one percent (1%) of the aggregate unpaid principal balance of the Base Facility Note subject to Defeasance as of the Defeasance Notice Effective Date if the Successor Borrower is designated by Lender under Section 3.10(e). No Defeasance Commitment Fee will be applicable if U.S. Treasury Securities are specified in the Defeasance Notice as the applicable Investment Security.
     (5) The term “Defeasance Deposit” means an amount equal to the sum of the present value of each Mortgage Payment that becomes due and payable during the period beginning on the first day of the second calendar month after the Defeasance Closing Date and ending on the Stated Maturity Date, where the present value of each Mortgage Payment is determined using the following formula:
the amount of the Mortgage Payment
(1 + (the Annual Yield/12))/n/
For this purpose, the last Mortgage Payment due and payable on the Stated Maturity Date shall include the amounts that would constitute the unpaid principal balance of the Base Facility Note subject to Defeasance on the Stated Maturity Date if all prior Mortgage Payments were paid on their due dates and “n” shall equal the Applicable Defeasance Term.
     (6) The term “Defeasance Period” means the period beginning on the earliest permitted date determined under Section 3.10(d)(l) and ending on the 180th day before the Stated Maturity Date.
     (7) The term “Defeasance Notice Effective Date” means the date on which Lender provides confirmation of the Defeasance Notice pursuant to Section 3.10(a)(2).

     (8) The term “Fannie Mae Investment Security” means any bond, debenture, note, participation certificate or other similar obligation issued by Fannie Mae in connection with the Defeasance which provides for Scheduled Defeasance Payments beginning in the second calendar month after the Defeasance Closing Date.
     (9) The term “Investment Security” means:
     (A) If offered by Lender pursuant to the Defeasance Notice, a Fannie Mae Investment Security purchased in the manner described in Sections 3.10(a)(6) and 3.10(f), and
     (B) If no Fannie Mae Investment Security is offered by Lender pursuant to the Defeasance Notice, U.S. Treasury Securities.
     (10) The term “Mortgage Payment” means the amount of each regularly scheduled monthly payment of principal and interest due and payable under the Base Facility Note subject to Defeasance during the period beginning on the first day of the second calendar month after the Defeasance Closing Date and ending on the Stated Maturity Date, and the amount that would constitute the aggregate unpaid principal balance of the Base Facility Note subject to Defeasance on the Stated Maturity Date if all prior Mortgage Payments were paid on their due dates.
     (11) The term “Next Scheduled P&I Payment” means an amount equal to the monthly installment of principal and interest due under the Base Facility Note subject to Defeasance on the first day of the first calendar month after the Defeasance Closing Date.
     (12) The term “Scheduled Defeasance Payments” means payments prior and as close as possible to (but in no event later than) the successive scheduled dates on which Mortgage Payments are required to be paid under the Base Facility Note subject to Defeasance and in amounts equal to or greater than the scheduled Mortgage Payments due and payable on such dates under the Base Facility Note subject to Defeasance.
     (13) The term “Stated Maturity Date” means the Maturity Date specified in the Base Facility Note subject to Defeasance determined without regard to Lender’s exercise of any right of acceleration of the Base Facility Note subject to Defeasance.
     (14) The term “U.S. Treasury Securities” means direct, non-callable and non-redeemable obligations of the United States of America which provided for Scheduled Defeasance Payments beginning in the second calendar month after the Defeasance Closing Date.

ARTICLE IV
RATE SETTING FOR THE ADVANCES
SECTION 4.01 Rate Setting for an Advance. Rates for an Advance shall be set in accordance with the following procedures:
          (a) Preliminary, Nonbinding Quote. At the Borrower’s request the Lender shall quote to the Borrower an estimate of the MBS Pass-Through Rate (for a proposed Base Facility Advance) or MBS Imputed Interest Rate (for a proposed Revolving Advance) for a Fannie Mae MBS backed by a proposed Advance. The Lender’s quote shall be based on (i) a solicitation of at least three (3) bids from institutional investors selected by the Lender and (ii) the proposed terms and amount of the Advance selected by the Borrower. The quote shall not be binding upon the Lender.
          (b) Rate Setting. If the Borrower satisfies all of the conditions to the Lender’s obligation to make the Advance in accordance with Article V, then the Borrower may propose a MBS Pass-Through Rate (for a Base Facility Advance) or MBS Imputed Interest Rate (for a Revolving Advance) by submitting to the Lender by facsimile transmission a completed and executed document, in the form attached as Exhibit M to this Agreement (“Rate Setting Form”), before 1:00 p.m. Washington, D.C. time on any Business Day (“Rate Setting Date”). The Rate Setting Form contains various factual certifications required by the Lender and specifies:
     (i) for a Revolving Advance, the amount, term, MBS Issue Date, Revolving Facility Fee and Closing Date for the Advance; and
     (ii) for a Base Facility Advance, the amount, term, MBS Issue Date, Base Facility Fee, Price (which will be in a range between 99-1/2 and 100-1/2), Yield Maintenance Period, if applicable, Yield Rate Security, if applicable, Amortization Period and Closing Date for the Advance.
          (c) Rate Confirmation. Within one Business Day after receipt of the completed and executed Rate Setting Form, the Lender shall solicit bids from institutional investors selected by the Lender based on the information in the Rate Setting Form, shall obtain a commitment (“MBS Commitment”) for the purchase of a Fannie Mae MBS having the bid terms described in the related Rate Setting Form, and shall immediately deliver to the Borrower by facsimile transmission a completed document, in the form attached as Exhibit N to this Agreement (“Rate Confirmation Form”). The Rate Confirmation Form will confirm:
     (i) for a Revolving Advance, the amount, term, MBS Issue Date, MBS Delivery Date, MBS Imputed Interest Rate, Revolving Facility Fee, Coupon Rate, Discount, Price, and Closing Date for the Advance; and
     (ii) for a Base Facility Advance, the amount, term, MBS Issue Date, MBS Delivery Date, MBS Pass-Through Rate, Base Facility Fee, Coupon Rate, Price, Yield Maintenance Period, Specified U.S. Treasury Security, Amortization Period and Closing Date for the Advance.

SECTION 4.02 Advance Confirmation Instrument for Revolving Advances. On or before the Closing Date for a Revolving Advance, the Borrower shall execute and deliver to the Lender an instrument (“Advance Confirmation Instrument”), in the form attached as Exhibit O to this Agreement, confirming the amount, term, MBS Issue Date, MBS Delivery Date, MBS Imputed Interest Rate, Revolving Facility Fee, Coupon Rate, Discount, Price and Closing Date for the Advance, and the Borrower’s obligation to repay the Advance in accordance with the terms of the Notes and this Agreement. Upon the funding of the Revolving Advance, the Lender shall note the date of funding in the appropriate space at the foot of the Advance Confirmation Instrument and deliver a copy of the completed Advance Confirmation Instrument to the Borrower. The Lender’s failure to do so shall not invalidate the Advance Confirmation Instrument or otherwise affect in any way any obligation of the Borrower to repay Revolving Advances in accordance with the Advance Confirmation Instrument, the Revolving Facility Note or the other Loan Documents, but is merely meant to facilitate evidencing the date of funding and to confirm that the Advance Confirmation Instrument is not effective until the date of funding.
SECTION 4.03 Breakage and other Costs. In the event that the Lender obtains an MBS Commitment and the Lender fails to fulfill the MBS Commitment because the Advance is not made (for a reason other than the default of the Lender to make the Advance or the failure of the purchaser of the MBS to purchase such MBS), the Borrower shall pay all breakage and other costs, fees and damages incurred by the Lender in connection with its failure to fulfill the MBS Commitment. The Lender reserves the right to require that the Borrower post a deposit at the time the MBS Commitment is obtained.
ARTICLE V
MAKING THE ADVANCES
SECTION 5.01 Initial Advance. The Borrower may make a request (“Initial Advance Request”) for the Lender to make the Initial Advance. If all conditions contained in this Section are satisfied on or before the Closing Date for the Initial Advance, the Lender shall make the Initial Advance on the Initial Closing Date or on another date selected by the Borrower and approved by the Lender. The obligation of the Lender to make the Initial Advance is subject to the following conditions precedent:
          (a) Receipt by the Lender of the Initial Advance Request;
          (b) [Intentionally Deleted]
          (c) The delivery to the Title Company, for filing and/or recording in all applicable jurisdictions, of all applicable Loan Documents required by the Lender, including duly executed and delivered original copies of the Revolving Facility Note, a Base Facility Note, the Initial Security Instruments covering the Initial Mortgaged Properties and UCC-1 Financing Statements covering the portion of the Collateral comprised of personal property, and other appropriate instruments, in form and substance satisfactory to the Lender and in form proper for recordation, as may be necessary in the opinion of the Lender to perfect the Liens created by the applicable Security Instruments and any other Loan Documents creating a Lien in favor of the

Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;
          (d) If the Advance is a Revolving Advance, the receipt by the Lender of the first installment of Revolving Facility Fee for the Revolving Advance and the entire Discount for the Revolving Advance payable by the Borrower pursuant to Section 2.04;
          (e) The receipt by the Lender of the Initial Origination Fee pursuant to Section 16.02(a), the Initial Due Diligence Fee pursuant to Section 16.03(a) to the extent calculated by Lender at such time (any portion of the Initial Due Diligence Fee not paid by the Borrower on the Initial Closing Date shall be paid promptly upon demand by Lender), all legal fees and expenses payable pursuant to Section 16.04(a) and all legal fees and expenses payable in connection with the Initial Advance pursuant to Section 16.04(b); and
          (f) The satisfaction of all applicable General Conditions set forth in Article XI.
SECTION 5.02 Future Advances. In order to obtain a Future Advance, the Borrower may from time to time deliver a written request for a Future Advance (“Future Advance Request”) to the Lender, in the form attached as Exhibit P to this Agreement. Each Future Advance Request shall be accompanied by (a) a designation of the amount of the Future Advance requested, and (b) a designation of the maturity date of the Advance. Each Future Advance Request shall be in the minimum amount of $3,000,000. If all conditions contained in Section 5.03 are satisfied, the Lender shall make the requested Future Advance, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring on a date selected by the Borrower, which date shall be not more than three (3) Business Days, after the Lender’s receipt of the Future Advance Request and the Borrower’s receipt of the Rate Confirmation Form (or on such other date to which the Borrower and the Lender may agree). The Lender reserves the right to require that the Borrower post a deposit at the time the MBS Commitment is obtained as an additional condition to the Lender’s obligation to make the Future Advance.
SECTION 5.03 Conditions Precedent to Future Advances. The obligation of the Lender to make a requested Future Advance is subject to the following conditions precedent:
          (a) The receipt by the Lender of a Future Advance Request;
          (b) The Lender has delivered the Rate Setting Form for the Future Advance to the Borrower;
          (c) After giving effect to the requested Future Advance, the Coverage and LTV Tests will be satisfied;
          (d) If the Advance is a Base Facility Advance, delivery of a Base Facility Note, duly executed by the Borrower, in the amount of the Advance, reflecting all of the terms of the Base Facility Advance;
          (e) If the Advance is a Revolving Advance, delivery of the Advance Confirmation Instrument, duly executed by the Borrower;

          (f) For any Title Insurance Policy not containing a Revolving Credit Endorsement, the receipt by the Lender of an endorsement to the Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;
          (g) If the Advance is a Revolving Advance, the receipt by the Lender of the first installment of Revolving Facility Fee for the Revolving Advance and the entire Discount for the Revolving Advance payable by the Borrower pursuant to Section 2.04;
          (h) The receipt by the Lender of all legal fees and expenses payable by the Borrower in connection with the Future Advance pursuant to Section 16.04(b); and
          (i) The satisfaction of all applicable General Conditions set forth in Article XI.
SECTION 5.04 Determination of Allocable Facility Amount and Valuations.
          (a) Initial Determinations. On the Initial Closing Date, Lender shall determine (i) the Allocable Facility Amount and Valuation for each Mortgaged Property and (ii) the Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period and the Aggregate Loan to Value Ratio for the Trailing 12 Month Period. The determinations made as of the Initial Closing Date shall remain unchanged until the first anniversary of the Initial Closing Date.
          (b) Future Determinations. (i) Once each Calendar Quarter or, if the Commitment consists only of a Base Facility Commitment, once each Calendar Year, within twenty (20) Business Days after Borrower has delivered to Lender the reports required in Section 13.04, Lender shall determine the Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period and the Aggregate Loan to Value Ratio for the Trailing 12 Month Period with the other covenants set forth in the Loan Documents, and whether the Borrower is in compliance, (ii) after the first anniversary of the Initial Closing Date, on an annual basis, and if Lender reasonably decides that changed market or property conditions warrant, Lender shall determine Allocable Facility Amounts and Valuations, and (iii) Lender shall also redetermine Allocable Facility Amounts to take account of any addition, release or substitution of Collateral or other event which invalidates the outstanding determinations.
ARTICLE VI
ADDITIONS OF COLLATERAL
SECTION 6.01 Right to Add Collateral. Subject to the terms and conditions of this Article, the Borrower shall have the right, from time to time during the Term of this Agreement, to add Multifamily Residential Properties to the Collateral Pool in accordance with the provisions of this Article.
SECTION 6.02 Procedure for Adding Collateral. The procedure for adding Collateral set forth in this Section 6.02 shall apply to all additions of Collateral in connection with this Agreement, including but not limited to additions of Collateral in connection with substitutions of Collateral and expansion of the Credit Facility.

          (a) Request. The Borrower may deliver a written request (“Collateral Addition Request”) to the Lender, in the form attached as Exhibit Q to this Agreement, to add one or more Multifamily Residential Properties to the Collateral Pool. Each Collateral Addition Request shall be accompanied by the following:
          (i) The information relating to the proposed Additional Mortgaged Property required by the form attached as Exhibit R to this Agreement (“Collateral Addition Description Package”), as amended from time to time to include information required under the DUS Guide; and
          (ii) The payment of all Additional Collateral Due Diligence Fees pursuant to Section 16.03(b) to the extent calculated by Lender at such time (any portion of any Additional Collateral Due Diligence Fee not paid by Borrower with the Collateral Additional Request shall be paid promptly upon demand by Lender).
          (b) Additional Information. The Borrower shall promptly deliver to the Lender any additional information concerning the proposed Additional Mortgaged Property that the Lender may from time to time reasonably request.
          (c) Underwriting. The Lender shall evaluate the proposed Additional Mortgaged Property, and shall make underwriting determinations as to (A) the Aggregate Debt Service Coverage Ratios for the Trailing 12 Month Period and the Aggregate Loan to Value Ratio for the Trailing 12 Month Period applicable to the Collateral Pool, and (B) the Debt Service Coverage Ratio for the Trailing 12 Month Period and the Loan to Value Ratio for the Trailing 12 Month Period applicable to the proposed Additional Property on the basis of the lesser of (i) the acquisition price of the proposed Additional Mortgaged Property or (ii) a Valuation made with respect to the proposed Additional Mortgaged Property, and otherwise in accordance with Fannie Mae’s DUS Underwriting Requirements. Within 30 days after receipt of (i) the Collateral Addition Request for the Additional Mortgaged Property and (ii) all reports, certificates and documents set forth on Exhibit S to this Agreement, including a zoning analysis undertaken in accordance with Section 206 of the DUS Guide, the Lender shall notify the Borrower whether or not it shall consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool and, if it shall so consent, shall set forth the Aggregate Debt Service Coverage Ratios for the Trailing 12 Month Period and the Aggregate Loan to Value Ratio for the Trailing 12 Month Period which it estimates shall result from the addition of the proposed Additional Mortgaged Property to the Collateral Pool. If the Lender declines to consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Lender shall include, in its notice, a brief statement of the reasons for doing so. Within five Business Days after receipt of the Lender’s notice that it shall consent to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Borrower shall notify the Lender whether or not it elects to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool. If the Borrower fails to respond within the period of five Business Days, it shall be conclusively deemed to have elected not to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool.
          (d) Closing. If, pursuant to subsection (c), the Lender consents to the addition of the proposed Additional Mortgaged Property to the Collateral Pool, the Borrower timely elects to cause the proposed Additional Mortgaged Property to be added to the Collateral Pool and all conditions contained in Section 6.03 are satisfied, the Lender shall permit the proposed Additional Mortgaged Property to be added to the Collateral Pool, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within 30 Business Days after the Lender’s receipt of the Borrower’s election (or on such other date to which the Borrower and the Lender may agree), provided that in any Calendar Quarter, the Closing Date for any addition of an Additional Mortgaged Property to the Collateral Pool shall be on the same day as the Closing Date of any release or substitution pursuant to Article VII of this Agreement and any increase in the Credit Facility pursuant to Article VIII of this Agreement
SECTION 6.03 Conditions Precedent to Addition of an Additional Mortgaged Property to the Collateral Pool. The addition of an Additional Mortgaged Property to the Collateral Pool on the Closing Date applicable to the Additional Mortgaged Property is subject to the satisfaction of the following conditions precedent:
          (a) If the Additional Mortgaged Property is being added to the Collateral Pool prior to the first anniversary of the Initial Closing Date, the Coverage and LTV Tests will be satisfied;
          (b) If the Additional Mortgaged Property is being added to the Collateral Pool after the first anniversary of the Initial Closing Date, the proposed Additional Mortgaged Property has a Debt Service Coverage Ratio for the Trailing 12 Month Period of not less than 130% and a Loan to Value Ratio for the Trailing 12 Month Period of not more than 70% and immediately after giving effect to the requested addition, the Coverage and LTV Tests will be satisfied, and in the case of any substitution effected pursuant to Section 7.04 of this Agreement, the Coverage and LTV Tests are not adversely affected after giving effect to the proposed substitution;
          (c) If the Collateral Addition Fee is due, the receipt by the Lender of the Collateral Addition Fee and all legal fees and expenses payable by the Borrower in connection with the Collateral Addition pursuant to Section 16.04(b);
          (d) The delivery to the Title Company, with fully executed instructions directing the Title Company to file and/or record in all applicable jurisdictions, all applicable Collateral Addition Loan Documents required by the Lender, including duly executed and delivered original copies of any Security Instruments and UCC-1 Financing Statements covering the portion of the Additional Mortgaged Property comprised of personal property, and other appropriate documents, in form and substance satisfactory to the Lender and in form proper for recordation, as may be necessary in the opinion of the Lender to perfect the Lien created by the applicable additional Security Instrument, and any other Collateral Addition Loan Document creating a Lien in favor of the Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;
          (e) If required by the Lender, amendments to the Notes and the Security Instruments, reflecting the addition of the Additional Mortgaged Property to the Collateral Pool and, as to any Security Instrument so amended, the receipt by the Lender of an endorsement to the Title Insurance Policy insuring the Security Instrument, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;

          (f) If the Title Insurance Policy for the Additional Mortgaged Property contains a Tie-In Endorsement, an endorsement to each other Title Insurance Policy containing a Tie-In Endorsement, adding a reference to the Additional Mortgaged Property; and
          (g) The satisfaction of all applicable General Conditions set forth in Article XI.
ARTICLE VII
RELEASES OF COLLATERAL
SECTION 7.01 Right to Obtain Releases of Collateral. Subject to the terms and conditions of this Article, the Borrower shall have the right to obtain a release of Collateral from the Collateral Pool in accordance with the provisions of this Article.
SECTION 7.02 Procedure for Obtaining Releases of Collateral.
          (a) Request. In order to obtain a release of Collateral from the Collateral Pool, the Borrower may deliver a written request for the release of Collateral from the Collateral Pool (“Collateral Release Request”) to the Lender, in the form attached as Exhibit T to this Agreement. The Collateral Release Request shall not result in a termination of all or any part of the Credit Facility. The Borrower may only terminate all or any part of the Credit Facility by delivering a Revolving Facility Termination Request or Credit Facility Termination Request pursuant to Articles IX or X. The Collateral Release Request shall be accompanied by (and shall not be effective unless it is accompanied by) the name, address and location of the Mortgaged Property to be released from the Collateral Pool (“Collateral Release Property”).
          (b) Closing. If all conditions contained in Section 7.03 are satisfied, the Lender shall cause the Collateral Release Property to be released from the Collateral Pool, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within 30 days after the Lender’s receipt of the Collateral Release Request (or on such other date to which the Borrower and the Lender may agree, provided that in any Calendar Quarter, the Closing Date for any release shall be on the same day as the Closing Date of any addition of an Additional Mortgaged Property to the Collateral Pool pursuant to Article VI of this Agreement or any increase in the Credit Facility pursuant to Article VIII of this Agreement), by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of the Borrower, instruments, in the form customarily used by the Lender and reasonably satisfactory to the Title Company for releases in the jurisdiction governing the perfection of the security interest being released, releasing the applicable Security Instrument as a Lien on the Collateral Release Property, and UCC-3 Termination Statements terminating the UCC-1 Financing Statements perfecting a Lien on the portion of the Collateral Release Property comprised of personal property and such other documents and instruments as the Borrower may reasonably request evidencing the release of the applicable Collateral from any lien securing the Obligations (including a termination of any restriction on the use of any accounts relating to the Collateral Release Property) and the release and return to the Borrower of any and all escrowed amounts relating thereto. The instruments referred to in the preceding sentence are referred to in this Article as the “Collateral Release Documents.”

          (c) Release Price. The “Release Price” for each Mortgaged Property other than Mortgaged Properties released from a Security Instrument in connection with a Substitution of Collateral pursuant to Section 7.04 of this Agreement means the greater of (i) the Allocable Facility Amount for the Mortgaged Property to be released and (ii) the amount, if any, of Advances Outstanding which are required to be repaid by the Borrower to the Lender in connection with the proposed release of the Mortgaged Property from the Collateral Pool, so that, immediately after the release, the Coverage and LTV Tests will be satisfied and neither the Aggregate Debt Service Coverage Ratios for the Trailing 12 Month Period will be reduced nor the Aggregate Loan to Value Ratio for the Trailing 12 Month Period will be increased as a result of such release. In addition to the Release Price, the Borrower shall pay to the Lender all associated prepayment premiums and other amounts due under the Notes and any Advance Confirmation Instruments evidencing the Advances being repaid.
          (d) Application of Release Price. The Release Price shall be applied against the Revolving Advances Outstanding until there are no further Revolving Advances Outstanding, and thereafter shall be held by the Lender (or its appointed collateral agent) as substituted Collateral (“Substituted Cash Collateral”), in accordance with a security agreement and other documents in form and substance acceptable to the Lender (or, at the Borrower’s option, may be applied against the prepayment of Base Facility Advances, so long as the prepayment is permitted under the Base Facility Note for the Base Facility Advance). Any portion of the Release Price held as Substituted Cash Collateral may be released if, immediately after giving effect to the release, each of the conditions set forth in Section 7.03(a) below shall have been satisfied. If, on the date on which the Borrower pays the Release Price, Revolving Advances are Outstanding but are not then due and payable, the Lender shall hold the payments as additional Collateral for the Credit Facility, until the next date on which Revolving Advances are due and payable, at which time the Lender shall apply the amounts held by it to the amounts of the Revolving Advances due and payable.
SECTION 7.03 Conditions Precedent to Release of Collateral Release Property from the Collateral. The obligation of the Lender to release a Collateral Release Property from the Collateral Pool by executing and delivering the Collateral Release Documents on the Closing Date, are subject to the satisfaction of the following conditions precedent on or before the Closing Date:
          (a) Immediately after giving effect to the requested release the Coverage and LTV Tests will be satisfied, and in the case of any substitution effected pursuant to Section 7.04 of this Agreement, the Coverage and LTV Tests are not adversely affected after giving effect to the proposed substitution;
          (b) Receipt by the Lender of the Release Price;
          (c) Receipt by the Lender of all legal fees and expenses payable by the Borrower in connection with the release pursuant to Section 16.04(b);
          (d) Receipt by the Lender on the Closing Date of one or more counterparts of each Collateral Release Document, dated as of the Closing Date, signed by each of the parties (other than the Lender) who is a party to such Collateral Release Document;

          (e) If required by the Lender, amendments to the Notes and the Security Instruments, reflecting the release of the Collateral Release Property from the Collateral Pool and, as to any Security Instrument so amended, the receipt by the Lender of an endorsement to the Title Insurance Policy insuring the Security Instrument, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by the Lender;
          (f) If the Lender determines the Collateral Release Property to be one phase of a project, and one or more other phases of the project are Mortgaged Properties which will remain in the Collateral Pool (“Remaining Mortgaged Properties”), the Lender’s determination that the Remaining Mortgaged Properties can be operated separately from the Collateral Release Property and any other phases of the project which are not Mortgaged Properties. In making this determination, the Lender shall evaluate whether the Remaining Mortgaged Properties comply with the terms of Sections 203 and 208 of the DUS Guide, which, as of the date of this Agreement, require, among other things, that a phase which constitutes collateral for a loan made in accordance with the terms of the DUS Guide (i) have adequate ingress and egress to existing public roadways, either by location of the phase on a dedicated, all-weather road or by access to such a road by means of a satisfactory easement, (ii) have access which is sufficiently attractive and direct from major thoroughfares to be conducive to continued good marketing, (iii) have a location which is not (A) inferior to other phases, (B) such that inadequate maintenance of other phases would have a significant negative impact on the phase, and (C) such that the phase is visible only after passing through the other phases of the project and (iv) comply with such other issues as are dictated by prudent practice;
          (g) Receipt by the Lender of endorsements to the Tie-In Endorsements of the Title Insurance Policies, if deemed necessary by the Lender, to reflect the release;
          (h) Receipt by the Lender on the Closing Date of a writing, dated as of the Closing Date, signed by the Borrower, in the form attached as Exhibit U to this Agreement, pursuant to which the Borrower confirms that its obligations under the Loan Documents are not adversely affected by the release of the Collateral Release Property from the Collateral;
          (i) The remaining Mortgaged Properties in the Collateral Pool shall satisfy the then-existing Geographical Diversification Requirements;
          (j) The satisfaction of all applicable General Conditions set forth in Article XI; and
          (k) Notwithstanding the other provisions of this Section 7.03, no release of any of the Mortgaged Properties shall be made unless the Borrower has provided title insurance to Lender in respect of each of the remaining Mortgage Properties in the Collateral Pool in an amount equal to 150% of the Initial Value of each such Mortgaged Property.
SECTION 7.04 Substitutions. Subject to the terms, conditions and limitations of Articles VI and VII, the Borrower may simultaneously add a Multifamily Residential Property to the Collateral Pool and release a Mortgaged Property from the Collateral Pool, thereby effecting a substitution of

Collateral, provided that Sections 7.02(c), 7.02(d) and 7.03(b) shall not apply to a substitution of Collateral.
ARTICLE VIII
EXPANSION OF CREDIT FACILITY
SECTION 8.01 Right to Increase Commitment. Subject to the terms, conditions and limitations of this Article, the Borrower shall have the right to increase the Base Facility Commitment, the Revolving Facility Commitment, or both. The Borrower’s right to increase the Commitment is subject to the following limitations:
          (a) Commitment. After giving effect to the proposed increase, the Commitment (without regard to the actual amount of Revolving Advances Outstanding, but taking into account the aggregate original principal amount of all Base Facility Advances made under this Agreement to the Closing Date) shall not exceed $400,000,000.
          (b) Minimum Request. Each Request for an increase in the Commitment (other than an increase in the Commitment pursuant to Section 8.01(b), which shall be in the minimum amount of $3,000,000) shall be in the minimum amount of $10,000,000.
          (c) Terms and Conditions. The terms and conditions of this Agreement shall apply to any increase in the Commitment.
SECTION 8.02 Procedure for Obtaining Increases in Commitment.
          (a) Request. In order to obtain an increase in the Commitment, the Borrower shall deliver a written request for an increase (a “Credit Facility Expansion Request”) to the Lender, in the form attached as Exhibit V to this Agreement. Each Credit Facility Expansion Request shall be accompanied by the following:
     (i) A designation of the amount of the proposed increase;
     (ii) A designation of the increase in the Base Facility Credit Commitment and the Revolving Facility Credit Commitment;
     (iii) A request that the Lender inform the Borrower of any change in the Geographical Diversification Requirements; and
     (iv) A request that the Lender inform the Borrower of the Base Facility Fee and the Revolving Facility Fee to apply to Advances drawn from such increase in the Commitment.
          (b) Closing. If all conditions contained in Section 8.03 are satisfied, the Lender shall permit the requested increase in the Commitment, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, and occurring within fifteen (15) Business Days after the Lender’s receipt of the Credit Facility Expansion Request (or on such other date to which the Borrower and the Lender may agree), provided that in any Calendar Quarter the Closing

Date for addition of an Additional Mortgaged Property to the Collateral Pool pursuant to Article VI of this Agreement and any increase of the Credit Facility shall be on the same day as the Closing Date for any release or substitution pursuant to Article VII of this Agreement.
SECTION 8.03 Conditions Precedent to Increase in Commitment. The right of the Borrower to increase the Commitment is subject to the satisfaction of the following conditions precedent on or before the Closing Date:
     (a) After giving effect to the requested increase the Coverage and LTV Tests will be satisfied;
     (b) Payment by the Borrower of the Expansion Origination Fee in accordance with Section 16.02(b) and all legal fees and expenses payable by the Borrower in connection with the expansion of the Commitment pursuant to Section 16.04(b);
     (c) The receipt by the Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date, increasing the limits of liability to the Commitment, as increased under this Article, showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date (or, if applicable, the last Closing Date with respect to which the Title Insurance Policy was endorsed) and other exceptions approved by the Lender, together with any reinsurance agreements required by the Lender;
     (d) The receipt by the Lender of fully executed original copies of all Credit Facility Expansion Loan Documents, each of which shall be in full force and effect, and in form and substance satisfactory to the Lender in all respects;
     (e) if determined necessary by the Lender, the Borrower’s agreement to such geographical diversification requirements as the Lender may determine; and
     (f) The satisfaction of all applicable General Conditions set forth in Article XI.
ARTICLE IX
COMPLETE OR PARTIAL TERMINATION OF FACILITIES
SECTION 9.01 Right to Complete or Partial Termination of Facilities. Subject to the terms and conditions of this Article, the Borrower shall have the right to permanently reduce the Revolving Facility Commitment and the Base Facility Commitment in accordance with the provisions of this Article.
SECTION 9.02 Procedure for Complete or Partial Termination of Facilities.
     (a) Request. In order to permanently reduce the Revolving Facility Commitment (other than in connection with a conversion of all or a portion of the Revolving Loan Commitment to a Base Facility Commitment, which reduction shall be automatic) or the Base Facility Commitment, the Borrower may deliver a written request for the reduction (“Facility Termination Request”) to the Lender, in the form attached as Exhibit W to this Agreement. A permanent reduction of the Revolving Facility Commitment to $0 shall be referred to as a

“Complete Revolving Facility Termination.” A permanent reduction of the Base Facility Commitment to $0 shall be referred to as a “Complete Base Facility Termination.” The Facility Termination Request shall be accompanied by the following:
          (i) A designation of the proposed amount of the reduction in the Commitment; and
          (ii) Unless there is a Complete Revolving Facility Termination or a Complete Base Facility Termination, a designation by the Borrower of any Revolving Advances which will be prepaid or Fixed Advances which will be prepaid, as the case may be.
Any release of Collateral, whether or not made in connection with a Facility Termination Request, must comply with all conditions to a release which are set forth in Article VII.
          (b) Closing. If all conditions contained in Section 9.03 are satisfied, the Lender shall permit the Revolving Facility Commitment or Base Facility Commitment, as the case may be, to be reduced to the amount designated by the Borrower, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, within fifteen (15) Business Days after the Lender’s receipt of the Facility Termination Request (or on such other date to which the Borrower and the Lender may agree), by executing and delivering a counterpart of an amendment to this Agreement, in the form attached as Exhibit X to this Agreement, evidencing the reduction in the Commitment. The document referred to in the preceding sentence is referred to in this Article as the “Facility Termination Document.”
SECTION 9.03 Conditions Precedent to Complete or Partial Termination of Facilities. The right of the Borrower to reduce the Commitments and the obligation of the Lender to execute the Facility Termination Document, are subject to the satisfaction of the following conditions precedent on or before the Closing Date:
          (a) Payment by the Borrower in full of all of the Revolving Advances Outstanding required to be paid in order that the aggregate unpaid principal balance of all Revolving Advances Outstanding is not greater than the Revolving Facility Commitment, including any associated prepayment premiums or other amounts due under the Notes (but if the Borrower is not required to prepay all of the Revolving Advances, the Borrower shall have the right to select which of the Revolving Advances shall be repaid);
          (b) If applicable, payment by the Borrower of the Facility Termination Fee;
          (c) Receipt by the Lender on the Closing Date of one or more counterparts of the Facility Termination Document, dated as of the Closing Date, signed by each of the parties (other than the Lender) who is a party to such Facility Termination Document; and
          (d) The satisfaction of all applicable General Conditions set forth in Article XI.

ARTICLE X
TERMINATION OF CREDIT FACILITY
SECTION 10.01 Right to Terminate Credit Facility. Subject to the terms and conditions of this Article, the Borrower shall have the right to terminate this Agreement and the Credit Facility and receive a release of all of the Collateral from the Collateral Pool in accordance with the provisions of this Article.
SECTION 10.02 Procedure for Terminating Credit Facility.
     (a) Request. In order to terminate this Agreement and the Credit Facility, the Borrower shall deliver a written request for the termination (“Credit Facility Termination Request”) to the Lender, in the form attached as Exhibit Y to this Agreement.
     (b) Closing. If all conditions contained in Section 10.03 are satisfied, this Agreement shall terminate, and the Lender shall cause all of the Collateral to be released from the Collateral Pool, at a closing to be held at offices designated by the Lender on a Closing Date selected by the Lender, within 30 Business Days after the Lender’s receipt of the Credit Facility Termination Request (or on such other date to which the Borrower and the Lender may agree), by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of the Borrower, (i) instruments, in the form customarily used by the Lender for releases in the jurisdictions in which the Mortgaged Properties are located, releasing all of the Security Instruments as a Lien on the Mortgaged Properties, (ii) UCC Termination Statements terminating all of the UCC-1 Financing Statements perfecting a Lien on the personal property located on the Mortgaged Properties, in form customarily used in the jurisdiction governing the perfection of the security interest being released, (iii) such other documents and instruments as the Borrower may reasonably request evidencing the release of the Collateral from any lien securing the Obligations (including a termination of any restriction on the use of any accounts relating to the Collateral) and the release and return to the Borrower of any and all escrowed amounts relating thereto, (iv) instruments releasing the Borrower from its obligations under this Agreement and any and all other Loan Documents, and (v) the Notes, each marked paid and canceled. The instruments referred to in the preceding sentence are referred to in this Article as the “Facility Termination Documents.”
SECTION 10.03 Conditions Precedent to Termination of Credit Facility. The right of the Borrower to terminate this Agreement and the Credit Facility and to receive a release of all of the Collateral from the Collateral Pool and the Lender’s obligation to execute and deliver the Facility Termination Documents on the Closing Date are subject to the following conditions precedent:
     (a) Payment by the Borrower in full of all of the Notes Outstanding on the Closing Date, including any associated prepayment premiums or other amounts due under the Notes and all other amounts owing by the Borrower to the Lender under this Agreement;
     (b) If applicable, defeasance by the Borrower, in accordance with the provisions of Section 3.10 of this Agreement, with respect to all Base Facility Notes Outstanding on the Closing Date;
     (c) If applicable, payment of the Facility Termination Fee; and

     (d) The satisfaction of all applicable General Conditions set forth in Article XI.
ARTICLE XI
GENERAL CONDITIONS PRECEDENT TO ALL REQUESTS
     The obligation of the Lender to close the transaction requested in a Request shall be subject to the following conditions precedent (“General Conditions”) in addition to any other conditions precedent set forth in this Agreement:
SECTION 11.01 Conditions Applicable to All Requests. Each of the following conditions precedent shall apply to all Requests:
          (a) Payment of Expenses. The payment by the Borrower of the Lender’s reasonable fees and expenses payable in accordance with this Agreement for which the Lender has presented an invoice on or before the Closing Date for the Request.
          (b) No Material Adverse Change. There has been no material adverse change in the financial condition, business or prospects of the Borrower or in the physical condition, operating performance or value of any of the Mortgaged Properties since the Initial Closing Date (or, with respect to the conditions precedent to the Initial Advance, from the condition, business or prospects reflected in the financial statements, reports and other information obtained by the Lender during its review of the Borrower and the Initial Mortgaged Properties).
          (c) No Default. There shall exist no Event of Default or Potential Event of Default on the Closing Date for the Request and, after giving effect to the transaction requested in the Request, no Event of Default or Potential Event of Default shall have occurred.
          (d) No Insolvency. The Borrower is not insolvent (within the meaning of any applicable federal or state laws relating to bankruptcy or fraudulent transfers) nor will it be rendered insolvent by the transactions contemplated by the Loan Documents, including the making of a Future Advance, or, after giving effect to such transactions, will be left with an unreasonably small capital with which to engage in its business or undertakings, or will have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature or will have intended to hinder, delay or defraud any existing or future creditor.
          (e) No Untrue Statements. The Loan Documents shall not contain any untrue or misleading statement of a material fact and shall not fail to state a material fact necessary in order to make the information contained therein not misleading.
          (f) Representations and Warranties. All representations and warranties made by the Borrower in the Loan Documents shall be true and correct in all material respects on the Closing Date for the Request with the same force and effect as if such representations and warranties had been made on and as of the Closing Date for the Request.
          (g) No Condemnation or Casualty. There shall not be pending or threatened any condemnation or other taking, whether direct or indirect, against any Mortgaged Property and there shall not have occurred any casualty to any improvements located on any Mortgaged Property.

          (h) Delivery of Closing Documents. The receipt by the Lender of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to the Lender in all respects:
               (i) A Compliance Certificate;
               (ii) An Organizational Certificate; and
               (iii) Such other documents, instruments, approvals (and, if requested by the Lender, certified duplicates of executed copies thereof)
and opinions as the Lender may request.
          (i) Covenants. The relevant Borrower is in full compliance with each of the covenants set forth in Articles XIII, XIV and XV of this Agreement, without giving effect to any notice and cure rights of the relevant Borrower.
SECTION 11.02 Delivery of Closing Documents Relating to Initial Advance Request, Collateral Addition Request, Credit Facility Expansion Request or Future Advance Request. With respect to the closing of the Initial Advance Request, a Collateral Addition Request, a Credit Facility Expansion Request, or a Future Advance Request, it shall be a condition precedent that the Lender receives each of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to the Lender in all respects:
          (a) Loan Documents. Fully executed original copies of each Loan Document required to be executed in connection with the Request, duly executed and delivered by the parties thereto (other than the Lender), each of which shall be in full force and effect.
          (b) Opinion. Favorable opinions of counsel to the Borrower, as to the due organization and qualification of the Borrower, the due authorization, execution, delivery and enforceability of each Loan Document executed in connection with the Request and such other matters as the Lender may reasonably require.
SECTION 11.03 Delivery of Property Related Documents. With respect to each of the Mortgaged Properties to be made part of the Collateral Pool on the Closing Date for the Initial Advance Request or a Collateral Addition Request, it shall be a condition precedent that the Lender receive each of the following, each dated as of the Closing Date for the Initial Advance Request or Collateral Addition Request, as the case may be, in form and substance satisfactory to the Lender in all respects:
          (a) A favorable opinion of local counsel to the Borrower or the Lender as to the enforceability of the Security Instrument, and any other Loan Documents, executed in connection with the Request.
          (b) A commitment for the Title Insurance Policy applicable to the Mortgaged Property and a pro forma Title Insurance Policy based on the Commitment.
          (c) The Insurance Policy (or a certified copy of the Insurance Policy) applicable to the Mortgaged Property.

          (d) The Survey applicable to the Mortgaged Property.
          (e) Evidence satisfactory to the Lender of compliance of the Mortgaged Property with property laws as required by Sections 205 and 206 of Part III of the DUS Guide.
          (f) An Appraisal of the Mortgaged Property.
          (g) A Replacement Reserve Agreement, providing for the establishment of a replacement reserve account, to be pledged to the Lender, in which the owner shall (unless waived by the Lender) periodically deposit amounts for replacements for improvements at the Mortgaged Property and as additional security for the Borrower’s obligations under the Loan Documents.
          (h) A Completion/Repair and Security Agreement, on the standard form required by the DUS Guide.
          (i) If no management agreement is in effect for a Mortgaged Property, an Agreement Regarding Management Agreement or, if a management agreement is in effect for a Mortgaged Property, an Assignment of Management Agreement, on the standard form required by the DUS Guide.
          (j) An Assignment of Leases and Rents, if the Lender determines one to be necessary or desirable, provided that the provisions of any such assignment shall be substantively identical to those in the Security Instrument covering the Collateral, with such modifications as may be necessitated by applicable state or local law.
ARTICLE XII
REPRESENTATIONS AND WARRANTIES
SECTION 12.01 Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Lender as follows:
          (a) Due Organization; Qualification.
               (1) The Borrower is a duly formed and existing corporation. The Borrower is qualified to transact business and is in good standing in each other jurisdiction in which such qualification and/or standing is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability of the Borrower to perform the Obligations under this Agreement and the other Loan Documents. The Borrower is qualified to transact business and is in good standing in each State in which it owns a Mortgaged Property.
               (2) The Borrower’s principal place of business, principal office and office where it keeps its books and records as to the Collateral is located at its address set out in Section 23.08.
               (3) The Borrower has observed all customary formalities regarding its corporate existence.

          (b) Power and Authority. The Borrower has the requisite power and authority (i) to own its properties and to carry on its business as now conducted and as contemplated to be conducted in connection with the performance of the Obligations hereunder and under the other Loan Documents and (ii) to execute and deliver this Agreement and the other Loan Documents and to carry out the transactions contemplated by this Agreement and the other Loan Documents.
          (c) Due Authorization. The execution, delivery and performance of this Agreement and the other Loan Documents have been duly authorized by all necessary action and proceedings by or on behalf of the Borrower, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of the Borrower as a condition to the valid execution, delivery and performance by the Borrower of this Agreement or any of the other Loan Documents.
          (d) Valid and Binding Obligations. This Agreement and the other Loan Documents have been duly authorized, executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally or by equitable principles or by the exercise of discretion by any court.
          (e) Non contravention; No Liens. Neither the execution and delivery of this Agreement and the other Loan Documents, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the other Loan Documents nor the performance of the Obligations:
               (1) does or will conflict with or result in any breach or violation of any Applicable Law enacted or issued by any Governmental Authority or other agency having jurisdiction over the Borrower, any of the Mortgaged Properties or any other portion of the Collateral or other assets of the Borrower, or any judgment or order applicable to the Borrower or to which the Borrower, any of the Mortgaged Properties or other assets of the Borrower are subject;
               (2) does or will conflict with or result in any material breach or violation of, or constitute a default under, any of the terms, conditions or provisions of the Borrower’s Organizational Documents, any indenture, existing agreement or other instrument to which the Borrower is a party or to which the Borrower, any of the Mortgaged Properties or any other portion of the Collateral or other assets of the Borrower are subject;
               (3) does or will result in or require the creation of any Lien on all or any portion of the Collateral or any of the Mortgaged Properties, except for the Permitted Liens; or
               (4) does or will require the consent or approval of any creditor of the Borrower, any Governmental Authority or any other Person except such consents or approvals which have already been obtained.

          (f) Pending Litigation or other Proceedings. There is no pending or, to the best knowledge of the Borrower, threatened action, suit, proceeding or investigation, at law or in equity, before any court, board, body or official of any Governmental Authority or arbitrator against or affecting any Mortgaged Property or any other portion of the Collateral or other assets of the Borrower, which, if decided adversely to the Borrower, would have, or may reasonably be expected to have, a Material Adverse Effect. The Borrower is not in default with respect to any order of any Governmental Authority.
          (g) Solvency. The Borrower is not insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement or the other Loan Documents and after giving effect to such transactions, the Borrower will not be left with an unreasonably small amount of capital with which to engage in its business or undertakings, nor will the Borrower have incurred, have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Borrower did not receive less than a reasonably equivalent value in exchange for incurrence of the Obligations. There (i) is no contemplated, pending or, to the best of the Borrower’s knowledge, threatened bankruptcy, reorganization, receivership, insolvency or like proceeding, whether voluntary or involuntary, affecting the Borrower or any of the Mortgaged Properties and (ii) has been no assertion or exercise of jurisdiction over the Borrower or any of the Mortgaged Properties by any court empowered to exercise bankruptcy powers.
          (h) No Contractual Defaultsv. There are no defaults by the Borrower or, to the knowledge of the Borrower, by any other Person under any contract to which the Borrower is a party relating to any Mortgaged Property, including any management, rental, service, supply, security, maintenance or similar contract, other than defaults which do not permit the non defaulting party to terminate the contract and which do not have, and are not reasonably expected to have, a Material Adverse Effect. Neither the Borrower nor, to the knowledge of the Borrower, any other Person, has received notice or has any knowledge of any existing circumstances in respect of which it could receive any notice of default or breach in respect of any contracts affecting or concerning any Mortgaged Property, which would have a Material Adverse Effect.
          (i) Compliance with the Loan Documents. The Borrower is in compliance with all provisions of the Loan Documents to which it is a party or by which it is bound. The representations and warranties made by the Borrower in the Loan Documents are true, complete and correct as of the Closing Date and do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
          (j) ERISA. The Borrower is in compliance in all material respects with all applicable provisions of ERISA and has not incurred any liability to the PBGC on a Plan under Title IV of ERISA. None of the assets of the Borrower constitute plan assets (within the meaning of Department of Labor Regulation (S) 2510.3 101) of any employee benefit plan subject to Title I of ERISA.
          (k) Financial Information. The financial projections relating to the Borrower and delivered to the Lender on or prior to the date hereof, if any, were prepared on the basis of assumptions believed by the Borrower, in good faith at the time of preparation, to be reasonable and the Borrower is not aware of any fact or information that would lead it to believe that such assumptions are incorrect or misleading in any material respect; provided, however, that no representation or warranty is made that any result set forth in such financial projections shall be achieved. The financial statements of the Borrower which have been furnished to the Lender are complete and accurate in all material respects and present fairly the financial condition of the Borrower, as of its date in accordance with GAAP, applied on a consistent basis, and since the date of the most recent of such financial statements no event has occurred which would have, or may reasonably be expected to have a Material Adverse Effect, and there has not been any material transaction entered into by the Borrower other than transactions in the ordinary course of business. The Borrower has no material contingent obligations which are not otherwise disclosed in its most recent financial statements.
          (l) Accuracy of Information. No information, statement or report furnished in writing to the Lender by the Borrower in connection with this Agreement or any other Loan Document or in connection with the consummation of the transactions contemplated hereby and thereby contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and the representations and warranties of the Borrower and the statements, information and descriptions contained in the Borrower’s closing certificates, as of the Closing Date, are true, correct and complete in all material respects, do not contain any untrue statement or misleading statement of a material fact, and do not omit to state a material fact required to be stated therein or necessary to make the certifications, representations, warranties, statements, information and descriptions contained therein, in light of the circumstances under which they were made, not misleading; and the estimates and the assumptions contained herein and in any certificate of the Borrower delivered as of the Closing Date are reasonable and based on the best information available to the Borrower.
          (m) Intentionally Omitted.
          (n) Governmental Approvals. No Governmental Approval not already obtained or made is required for the execution and delivery of this Agreement or any other Loan Document or the performance of the terms and provisions hereof or thereof by the Borrower.
          (o) Governmental Orders. The Borrower is not presently under any cease or desist order or other orders of a similar nature, temporary or permanent, of any Governmental Authority which would have the effect of preventing or hindering performance of its duties hereunder, nor are there any proceedings presently in progress or to its knowledge contemplated which would, if successful, lead to the issuance of any such order.
          (p) No Reliance. The Borrower acknowledges, represents and warrants that it understands the nature and structure of the transactions contemplated by this Agreement and the other Loan Documents, that it is familiar with the provisions of all of the documents and instruments relating to such transactions; that it understands the risks inherent in such transactions, including the risk of loss of all or any of the Mortgaged Properties; and that it has not relied on the Lender or Fannie Mae for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Agreement or any other Loan Document or otherwise relied on the Lender or Fannie Mae in any manner in connection with interpreting, entering into or otherwise in connection with this Agreement, any other Loan Document or any of the matters contemplated hereby or thereby.
               (q) Compliance with Applicable Law. The Borrower is in compliance with Applicable Law, including all Governmental Approvals, if any, except for such items of noncompliance that, singly or in the aggregate, have not had and are not reasonably expected to cause, a Material Adverse Effect.
               (r) Contracts with Affiliates. Except as otherwise approved in writing by the Lender, the Borrower has not entered into and is not a party to any contract, lease or other agreement with any Affiliate of the Borrower for the provision of any service, materials or supplies to any Mortgaged Property (including any contract, lease or agreement for the provision of property management services, cable television services or equipment, gas, electric or other utilities, security services or equipment, laundry services or equipment or telephone services or equipment).
               (s) Lines of Business. Not less than sixty percent (60%) of the Consolidated Total Assets of each Borrower consist of Multifamily Residential Properties.
               (t) Status as a Real Estate Investment Trust. UDRT is qualified, and is taxed as, a real estate investment trust under Subchapter M of the Internal Revenue Code, and is not engaged in any activities which would jeopardize such qualification and tax treatment.
SECTION 12.02 Representations and Warranties of the Borrower. The Borrower owning a Mortgaged Property hereby represents and warrants to the Lender as follows with respect to each of the Mortgaged Properties owned by it:
               (a) Title. The relevant Borrower has good, valid, marketable and indefeasible title to each Mortgaged Property (either in fee simple or as tenant under a ground lease meeting all of the requirements of the DUS Guide), free and clear of all Liens whatsoever except the Permitted Liens. Each Security Instrument, if and when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create a valid, perfected first lien on the Mortgaged Property intended to be encumbered thereby (including the Leases related to such Mortgaged Property and the rents and all rights to collect rents under such Leases), subject only to Permitted Liens. Except for any Permitted Liens, there are no Liens or claims for work, labor or materials affecting any Mortgaged Property which are or may be prior to, subordinate to, or of equal priority with, the Liens created by the Loan Documents. The Permitted Liens do not have, and may not reasonably be expected to have, a Material Adverse Effect.
               (b) Impositions. The Borrower has filed all property and similar tax returns required to have been filed by it with respect to each Mortgaged Property and has paid and discharged, or caused to be paid and discharged, all installments for the payment of all Taxes due to date, and all other material Impositions imposed against, affecting or relating to each Mortgaged Property other than those which have not become due, together with any fine, penalty, interest or cost for nonpayment pursuant to such returns or pursuant to any assessment received by it. Except for any Tax, levy or other assessment or charge resulting from a reassessment of the value of a Mortgaged Property in the ordinary course of business, the Borrower has no knowledge of any new proposed Tax, levy or other governmental or private assessment or charge in respect of any Mortgaged Property which has not been disclosed in writing to the Lender.
               (c) Zoning. Each Mortgaged Property complies in all material respects with all Applicable Laws affecting such Mortgaged Property. Without limiting the foregoing, all material Permits, including certificates of occupancy, have been issued and are in full force and effect. Neither the Borrower nor, to the knowledge of the Borrower, any former owner of any Mortgaged Property, has received any written notification or threat of any actions or proceedings regarding the noncompliance or nonconformity of any Mortgaged Property with any Applicable Laws or Permits, nor is the Borrower otherwise aware of any such pending actions or proceedings.
               (d) Leases. The Borrower has delivered to the Lender a true and correct copy of its form apartment lease for each Mortgaged Property (and, with respect to leases executed prior to the date on which the Borrower first owned the Mortgaged Property, the form apartment lease used for such leases), and each Lease with respect to such Mortgaged Property is in the form thereof, with no material modifications thereto, except as previously disclosed in writing to the Lender. Except as set forth in a Rent Roll, no Lease for any unit in any Mortgaged Property (i) is for a term in excess of one year, including any renewal or extension period unless such renewal or extension period is subject to termination by the Borrower upon not more than 30 days’ written notice, (ii) provides for prepayment of more than one month’s rent, or (iii) was entered into in other than the ordinary course of business.
               (e) Rent Roll. The Borrower has executed and delivered to the Lender a Rent Roll for each Mortgaged Property, each dated as of and delivered within 30 days prior to the Closing Date. Each Rent Roll sets forth each and every unit subject to a Lease which is in full force and effect as of the date of such Rent Roll. The information set forth on each Rent Roll is true, correct and complete in all material respects as of its date and there has occurred no material adverse change in the information shown on any Rent Roll from the date of each such Rent Roll to the Closing Date. Except as disclosed in the Rent Roll with respect to each Mortgaged Property or otherwise previously disclosed in writing to the Lender, no Lease is in effect as of the date of the Rent Roll with respect to such Mortgaged Property. Notwithstanding the foregoing, any representation in this subsection (e) made with respect to a time period occurring prior to the date on which the Borrower owned the Mortgaged Property is made to the best of the Borrower’s knowledge.
               (f) Status of Landlord under Leases. Except for any assignment of leases and rents which is a Permitted Lien or which is to be released in connection with the consummation of the transactions contemplated by this Agreement, the Borrower is the owner and holder of the landlord’s interest under each of the Leases of units in each Mortgaged Property and there are no prior outstanding assignments of any such Lease, or any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable thereunder.
               (g) Enforceability of Leases. Each Lease constitutes the legal, valid and binding obligation of the Borrower and, to the knowledge of the Borrower, of each of the other parties thereto, enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization or other similar laws relating to creditors’ rights generally, and equitable principles, and except as disclosed in writing to the Lender, no notice of any default by the Borrower which remains uncured has been sent by any tenant under any such Lease, other than defaults which do not have, and are not reasonably expected to have, a Material Adverse Effect on the Mortgaged Property subject to the Lease.
               (h) No Lease Options. All premises demised to tenants under Leases are occupied by such tenants as tenants only. No Lease contains any option or right to purchase, right of first refusal or any other similar provisions. No option or right to purchase, right of first refusal, purchase contract or similar right exists with respect to any Mortgaged Property.
               (i) Insurance. The Borrower has delivered to the Lender true and correct certified copies of all Insurance Policies currently in effect as of the date of this Agreement with respect to the Mortgaged Property which it owns. Each such Insurance Policy complies in all material respects with the requirements set forth in the Loan Documents.
               (j) Tax Parcels. Each Mortgaged Property is on one or more separate tax parcels, and each such parcel (or parcels) is (or are) separate and apart from any other property.
               (k) Encroachments. Except as disclosed on the Survey with respect to each Mortgaged Property, none of the improvements located on any Mortgaged Property encroaches upon the property of any other Person or upon any easement encumbering the Mortgaged Property, nor lies outside of the boundaries and building restriction lines of such Mortgaged Property and no improvement located on property adjoining such Mortgaged Property lies within the boundaries of or in any way encroaches upon such Mortgaged Property.
               (l) Independent Unit. Except for Permitted Liens and as disclosed on Exhibit AA to this Agreement, or as disclosed in a Title Insurance Policy or Survey for the Mortgaged Property, each Mortgaged Property is an independent unit which does not rely on any drainage, sewer, access, parking, structural or other facilities located on any Property not included either in such Mortgaged Property or on public or utility easements for the (i) fulfillment of any zoning, building code or other requirement of any Governmental Authority that has jurisdiction over such Mortgaged Property, (ii) structural support, or (iii) the fulfillment of the requirements of any Lease or other agreement affecting such Mortgaged Property. The Borrower, directly or indirectly, has the right to use all amenities, easements, public or private utilities, parking, access routes or other items necessary or currently used for the operation of each Mortgaged Property. All public utilities are installed and operating at each Mortgaged Property and all billed installation and connection charges have been paid in full. Each Mortgaged Property is either (x) contiguous to or (y) benefits from an irrevocable unsubordinated easement permitting access from such Mortgaged Property to a physically open, dedicated public street, and has all necessary permits for ingress and egress and is adequately serviced by public water, sewer systems and utilities. No building or other improvement not located on a Mortgaged Property relies on any part of the Mortgaged Property to fulfill any zoning requirements, building code or other requirement of any Governmental Authority that has jurisdiction over the Mortgaged Property, for structural support or to furnish to such building or improvement any essential building systems or utilities.
               (m) Condition of the Mortgaged Properties. Except as disclosed in any third party report delivered to the Lender prior to the date on which the Borrower’s Mortgaged Property is added to the Collateral Pool, or otherwise disclosed in writing by the Borrower to the Lender prior to such date, each Mortgaged Property is in good condition, order and repair, there exist no structural or other material defects in such Mortgaged Property (whether patent or, to the best knowledge of the Borrower, latent or otherwise) and the Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in such Mortgaged Property, or any part of it, which would adversely affect the insurability of such Mortgaged Property or cause the imposition of extraordinary premiums or charges for insurance or of any termination or threatened termination of any policy of insurance or bond. No claims have been made against any contractor, architect or other party with respect to the condition of any Mortgaged Property or the existence of any structural or other material defect therein. No Mortgaged Property has been materially damaged by casualty which has not been fully repaired or for which insurance proceeds have not been received or are not expected to be received except as previously disclosed in writing to the Lender. There are no proceedings pending for partial or total condemnation of any Mortgaged Property except as disclosed in writing to the Lender.
SECTION 12.03 Representations and Warranties of the Lender. The Lender hereby represents and warrants to the Borrower as follows:
               (a) Due Organization. The Lender is a corporation duly organized, validly existing and in good standing under the laws of Ohio.
               (b) Power and Authority. The Lender has the requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.
               (c) Due Authorization. The execution and delivery by the Lender of this Agreement, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been duly and validly authorized by all necessary action and proceedings by it or on its behalf.
ARTICLE XIII
AFFIRMATIVE COVENANTS OF THE BORROWER
The Borrower agrees and covenants with the Lender that, at all times during the Term of this Agreement:
SECTION 13.01 Compliance with Agreements; No Amendments. The Borrower shall comply with all the terms and conditions of each Loan Document to which it is a party or by which it is bound; provided, however, that the Borrower’s failure to comply with such terms and conditions shall not be an Event of Default until the expiration of the applicable notice and cure periods, if any, specified in the applicable Loan Document.
SECTION 13.02 Maintenance of Existence. The Borrower shall maintain its existence and continue to be a corporation, limited liability company or limited partnership, as applicable, organized under the laws of the state of its organization. The Borrower shall continue to be duly qualified to do business in each jurisdiction in which such qualification is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability to perform, its obligations under this Agreement or any other Loan Document.

SECTION 13.03 Maintenance of REIT Status. During the Term of this Agreement, UDRT shall qualify, and be taxed as, a real estate investment trust under Subchapter M of the Internal Revenue Code, and will not be engaged in any activities which would jeopardize such qualification and tax treatment.
SECTION 13.04 Financial Statements; Accountants’ Reports; Other Information. The Borrower shall keep and maintain at all times complete and accurate books of accounts and records in sufficient detail to correctly reflect (x) all of the Borrower’s financial transactions and assets and (y) the results of the operation of each Mortgaged Property and copies of all written contracts, Leases and other instruments which affect each Mortgaged Property (including all bills, invoices and contracts for electrical service, gas service, water and sewer service, waste management service, telephone service and management services). In addition, the Borrower shall furnish, or cause to be furnished, to the Lender:
               (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of its fiscal year during the Term of this Agreement, the audited balance sheet of UDRT and its Subsidiaries as of the end of such fiscal year, the audited statement of income, UDRT’s equity and retained earnings of the UDRT and its Subsidiaries for such fiscal year and the audited statement of cash flows of UDRT and its Subsidiaries for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, prepared in accordance with GAAP, consistently applied, and accompanied by a certificate of UDRT’s independent certified public accountants to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated, with such certification to be free of exceptions and qualifications as to the scope of the audit or as to the going concern nature of the business.
               (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after each of the first three fiscal quarters of each fiscal year during the Term of this Agreement, the unaudited balance sheet of UDRT and its Subsidiaries as of the end of such fiscal quarter, the unaudited statement of income and retained earnings of UDRT and its Subsidiaries and the unaudited statement of cash flows of UDRT and its Subsidiaries for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by a certificate of the Chief Financial Officer or the Vice President of Finance of UDRT to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated subject to year end adjustments in accordance with GAAP.
               (c) Quarterly Property Statements. As soon as available, and in any event within forty five (45) days after each Calendar Quarter, a statement of income and expenses of each Mortgaged Property accompanied by a certificate of the Chief Financial Officer of UDRT to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Mortgaged Property for the period indicated.
               (d) Annual Property Statements. On an annual basis within ninety (90) days of the end of its fiscal year, an annual statement of income and expenses of each Mortgaged Property accompanied by a certificate of the Chief Financial Officer of UDRT to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of each such Mortgaged Property for the period indicated.
               (e) Updated Rent Rolls. As soon as available, and in any event within forty five (45) days after each Calendar Quarter, a current Rent Roll for each Mortgaged Property, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable, the rent paid and any other information requested by the Lender and accompanied by a certificate of the Chief Financial Officer of UDRT to the effect that each such Rent Roll fairly, accurately and completely presents the information required therein.
               (f) Security Deposit Information. Upon the Lender’s request, an accounting of all security deposits held in connection with any Lease of any part of any Mortgaged Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name and telephone number of the person to contact at such financial institution, along with any authority or release necessary for the Lender to access information regarding such accounts.
               (g) Security Law Reporting Information. So long as UDRT is a reporting company under the Securities and Exchange Act of 1934, promptly upon becoming available, (a) copies of all financial statements, reports and proxy statements sent or made available generally by UDRT, or any of its Affiliates, to its respective security holders, (b) all regular and periodic reports and all registration statements (other than the exhibits thereto and any registration statements on Form S 8 or a similar form) and prospectuses, if any, filed by UDRT, or any of its Affiliates, with the Securities and Exchange Commission or other Governmental Authorities, and (c) all press releases and other statements made available generally by UDRT, or any of its Affiliates, to the public concerning material developments in the business of UDRT or other party.
               (h) Accountants’ Reports. Promptly upon receipt thereof, copies of any reports or management letters submitted to the Borrower by its independent certified public accountants in connection with the examination of its financial statements made by such accountants (except for reports otherwise provided pursuant to subsection (a) above); provided, however, that the Borrower shall only be required to deliver such reports and management letters to the extent that they relate to any Borrower or any Mortgaged Property.
               (i) Annual Budgets. Promptly, and in any event within 60 days after the start of its fiscal year, an annual budget for each Mortgaged Property for such fiscal year, setting forth an estimate of all of the costs and expenses, including capital expenses, of maintaining and operating each Mortgaged Property.
               (j) Borrower Plans and Projections. To the extent prepared in the ordinary course of business of the Borrower and in the form prepared by the Borrower in the ordinary course of business, within 30 days after its preparation, copies of (1) the Borrower’s business plan for the current and the succeeding two fiscal years, (2) the Borrower’s annual budget (including capital expenditure budgets) and projections for each Mortgaged Property; and (3) the Borrower’s financial projections for the current and the succeeding two fiscal years.

               (k) Strategic Plan. To the extent prepared in the ordinary course of business of the Borrower and in the form prepared by the Borrower in the ordinary course of business, within 30 days after its preparation, a written narrative discussing the Borrower’s short and long range plans, including its plans for operations, mergers, acquisitions and management, and accompanied by supporting financial projections and schedules, certified by a member of Senior Management as true, correct and complete (“Strategic Plan”) If the Borrower’s Strategic Plan materially changes, then such person shall deliver to the Lender the Strategic Plan as so changed.
               (l) Annual Rental and Sales Comparable Analysis. To the extent prepared in the ordinary course of business of the Borrower and in the form prepared by the Borrower in the ordinary course of business, within 30 days after its preparation, a rental and sales comparable analysis of the local real estate market in which each Mortgaged Property is located.
               (m) Other Reports. Promptly upon receipt thereof, all schedules, financial statements or other similar reports delivered by the Borrower pursuant to the Loan Documents or requested by the Lender with respect to the Borrower’s business affairs or condition (financial or otherwise) or any of the Mortgaged Properties.
               (n) Certification. All certifications required to be delivered pursuant to this Section 13.04 shall run directly to and be for the benefit of
Lender and Fannie Mae.
SECTION 13.05 Certificate of Compliance. The Borrower shall deliver to the Lender concurrently with the delivery of the financial statements and/or reports required to be delivered pursuant to Section 13.04 (a) and (b) above a certificate signed by the Chief Financial Officer, Treasurer or Vice President of Finance of UDRT stating that, to the best knowledge of such individual following reasonable inquiry, (i) setting forth in reasonable detail the calculations required to establish whether UDRT was in compliance with the requirements of Sections 15.02 through 15.09 on the date of such financial statements, and (ii) stating that, to the best knowledge of such individual following reasonable inquiry, no Event of Default or Potential Event of Default has occurred, or if an Event of Default or Potential Event of Default has occurred, specifying the nature thereof in reasonable detail and the action which UDRT is taking or proposes to take with respect thereto. Any certificate required by this Section 13.05 shall run directly to and be for the benefit of Lender and Fannie Mae.
SECTION 13.06 Maintain Licenses. The Borrower shall procure and maintain in full force and effect all licenses, Permits, charters and registrations which are material to the conduct of its business and shall abide by and satisfy all terms and conditions of all such licenses, Permits, charters and registrations.
SECTION 13.07 Access to Records; Discussions With Officers and Accountants. To the extent permitted by law and in addition to the applicable requirements of the Security Instruments, the Borrower shall permit the Lender, upon reasonable notice to the Borrower and provided Lender observes reasonable security and confidentiality procedures of the Borrower:
               (a) to inspect, make copies and abstracts of, and have reviewed or audited, such of the Borrower’s books and records as may relate to the Obligations or any Mortgaged Property;

               (b) to discuss the Borrower’s affairs, finances and accounts with any of UDRT’s Chief Operating Officer, Chief Financial Officer, Vice President of Finance, Treasurer, Assistant Treasurer, Comptroller and any other person performing the functions of said officers;
               (c) to discuss the Borrower’s affairs, finances and accounts with its independent public accountants, provided that the Chief Financial Officer of UDRT has been given the opportunity by the Lender to be a party to such discussions; and
               (d) to receive any other information that the Lender deems necessary or relevant in connection with any Advance, any Loan Document or the Obligations.
Notwithstanding the foregoing, prior to an Event of Default or Potential Event of Default, all inspections shall be conducted at reasonable times during normal business hours.
SECTION 13.08 Inform the Lender of Material Events. The Borrower shall promptly inform the Lender in writing of any of the following (and shall deliver to the Lender copies of any related written communications, complaints, orders, judgments and other documents relating to the following) of which the Borrower has actual knowledge:
               (a) Defaults. The occurrence of any Event of Default or any Potential Event of Default under this Agreement or any other Loan Document;
               (b) Regulatory Proceedings. The commencement of any rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which would have, or may reasonably be expected to have, a Material Adverse Effect;
               (c) Legal Proceedings. The commencement or threat of, or amendment to, any proceedings by or against the Borrower in any Federal, state or local court or before any Governmental Authority, or before any arbitrator, which, if adversely determined, would have, or at the time of determination may reasonably be expected to have, a Material Adverse Effect;
               (d) Bankruptcy Proceedings. The commencement of any proceedings by or against the Borrower under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;
               (e) Regulatory Supervision or Penalty. The receipt of notice from any Governmental Authority having jurisdiction over the Borrower that (A) the Borrower is being placed under regulatory supervision, (B) any license, Permit, charter, membership or registration material to the conduct of the Borrower’s business or the Mortgaged Properties is to be suspended or revoked or (C) the Borrower is to cease and desist any practice, procedure or policy employed by the Borrower, as the case may be, in the conduct of its business, and such cessation would have, or may reasonably be expected to have, a Material Adverse Effect;
               (f) Environmental Claim. The receipt from any Governmental Authority or other Person of any notice of violation, claim, demand, abatement, order or other order or direction (conditional or otherwise) for any damage, including personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, pollution, contamination or other adverse effects on the environment, removal, cleanup or remedial action or for fines, penalties or restrictions, resulting from or based upon (a) the existence or occurrence, or the alleged existence or occurrence, of a Hazardous Substance Activity or (b) the violation, or alleged violation, of any Hazardous Materials Laws in connection with any Mortgaged Property or any of the other assets of the Borrower;
               (g) Material Adverse Effects. The occurrence of any act, omission, change or event which has a Material Adverse Effect, subsequent to the date of the most recent audited financial statements of the Borrower delivered to the Lender pursuant to Section 13.04;
               (h) Accounting Changes. Any material change in the Borrower’s accounting policies or financial reporting practices; and
               (i) Legal and Regulatory Status. The occurrence of any act, omission, change or event, including any Governmental Approval, the result of which is to change or alter in any way the legal or regulatory status of the Borrower.
SECTION 13.09 Intentionally Omitted.
SECTION 13.10 Inspection. Subject to the rights of tenants and upon reasonable notice, the Borrower shall permit any Person designated by the Lender: (i) to make entries upon and inspections of the Mortgaged Properties; and (ii) to otherwise verify, examine and inspect the amount, quantity, quality, value and/or condition of, or any other matter relating to, any Mortgaged Property; provided, however, that prior to an Event of Default or Potential Event of Default, all such entries, examinations and inspections shall be conducted at reasonable times during normal business hours.
SECTION 13.11 Compliance with Applicable Laws. The Borrower shall comply in all material respects with all Applicable Laws now or hereafter affecting any Mortgaged Property or any part of any Mortgaged Property or requiring any alterations, repairs or improvements to any Mortgaged Property. The Borrower shall procure and continuously maintain in full force and effect, and shall abide by and satisfy all material terms and conditions of all Permits.
SECTION 13.12 Warranty of Title. The Borrower shall warrant and defend (a) the title to each Mortgaged Property and every part of each Mortgaged Property, subject only to Permitted Liens, and (b) the validity and priority of the lien of the applicable Loan Documents, subject only to Permitted Liens, in each case against the claims of all Persons whatsoever. The Borrower shall reimburse the Lender for any losses, costs, damages or expenses (including reasonable attorneys’ fees and court costs) incurred by the Lender if an interest in any Mortgaged Property, other than with respect to a Permitted Lien, is claimed by others.
SECTION 13.13 Defense of Actions. The Borrower shall appear in and defend (whether or not such defense is provided by Borrower’s insurance) any action or proceeding purporting to affect the security for this Agreement or the rights or power of the Lender hereunder, and shall pay all costs and expenses, including the cost of evidence of title and reasonable attorneys’ fees, in any such action or proceeding in which the Lender may appear. If the claim is insured and Borrower’s insurance company provides a defense, Borrower may rely on such defense. If the Borrower fails to perform any of the covenants or agreements contained in this Agreement, or if any action or proceeding is commenced that is not diligently defended by the Borrower which affects in any material respect the Lender’s interest in any Mortgaged Property or any part thereof, including eminent domain, code enforcement or proceedings of any nature whatsoever under any Applicable Law, whether now existing or hereafter enacted or amended, then the Lender may, but without obligation to do so and without notice to or demand upon the Borrower and without releasing the Borrower from any Obligation, make such appearances, disburse such sums and take such action as the Lender deems necessary or appropriate to protect the Lender’s interest, including disbursement of attorney’s fees, entry upon such Mortgaged Property to make repairs or take other action to protect the security of said Mortgaged Property, and payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of the Lender appears to be prior or superior to the Loan Documents. In the event (i) that any Security Instrument is foreclosed in whole or in part or that any Loan Document is put into the hands of an attorney for collection, suit, action or foreclosure, or (ii) of the foreclosure of any mortgage, deed to secure debt, deed of trust or other security instrument prior to or subsequent to any Security Instrument or any Loan Document in which proceeding the Lender is made a party or (iii) of the bankruptcy of the Borrower or an assignment by the Borrower for the benefit of their respective creditors, the Borrower shall be chargeable with and agrees to pay all costs of collection and defense, including actual attorneys’ fees in connection therewith and in connection with any appellate proceeding or post judgment action involved therein, which shall be due and payable together with all required service or use taxes.
SECTION 13.14 Alterations to the Mortgaged Properties. Except as otherwise provided in the Loan Documents, the Borrower shall have the right to undertake any alteration, improvement, demolition, removal or construction (collectively, “Alterations”) to the Mortgaged Property which it owns without the prior consent of the Lender; provided, however, that in any case, no such Alteration shall be made to any Mortgaged Property without the prior written consent of the Lender if (i) such Alteration could reasonably be expected to adversely affect the value of such Mortgaged Property or its operation as a multifamily housing facility in substantially the same manner in which it is being operated on the date such property became Collateral, (ii) the construction of such Alteration could reasonably be expected to result in interference to the occupancy of tenants of such Mortgaged Property such that tenants in occupancy with respect to five percent (5%) or more of the Leases would be permitted to terminate their Leases or to abate the payment of all or any portion of their rent, or (iii) such Alteration will be completed in more than 12 months from the date of commencement or in the last year of the Term of this Agreement. Notwithstanding the foregoing, the Borrower must obtain the Lender’s prior written consent to construct Alterations with respect to the Mortgaged Property costing in excess of the lesser of (i) five percent (5%) of the Allocable Facility Amount of such Mortgaged Property and (ii) $250,000 and the Borrower must give prior written notice to the Lender of its intent to construct Alterations with respect to such Mortgaged Property costing in excess of $100,000; provided, however, that the preceding requirements shall not be applicable to Alterations made, conducted or undertaken by the Borrower as part of the Borrower’s routine maintenance and repair of the Mortgaged Properties as required by the Loan Documents.
SECTION 13.15 ERISA. The Borrower shall at all times remain in compliance in all material respects with all applicable provisions of ERISA and similar requirements of the PBGC.

SECTION 13.16 Loan Document Taxes. If any tax, assessment or Imposition (other than a franchise tax imposed on or measured by, the net income or capital (including branch profits tax) of the Lender (or any transferee or assignee thereof, including a participation holder)) (“Loan Document Taxes”) is levied, assessed or charged by the United States, or any State in the United States, or any political subdivision or taxing authority thereof or therein upon any of the Loan Documents or the obligations secured thereby, the interest of the Lender in the Mortgaged Properties, or the Lender by reason of or as holder of the Loan Documents, the Borrower shall pay all such Loan Document Taxes to, for, or on account of the Lender (or provide funds to the Lender for such payment, as the case may be) as they become due and payable and shall promptly furnish proof of such payment to the Lender, as applicable. In the event of passage of any law or regulation permitting, authorizing or requiring such Loan Document Taxes to be levied, assessed or charged, which law or regulation in the opinion of counsel to the Lender may prohibit the Borrower from paying the Loan Document Taxes to or for the Lender, the Borrower shall enter into such further instruments as may be permitted by law to obligate the Borrower to pay such Loan Document Taxes.
SECTION 13.17 Further Assurances. The Borrower, at the request of the Lender, shall execute and deliver and, if necessary, file or record such statements, documents, agreements, UCC financing and continuation statements and such other instruments and take such further action as the Lender from time to time may request as reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement or any of the other Loan Documents or to subject the Collateral to the lien and security interests of the Loan Documents or to evidence, perfect or otherwise implement, to assure the lien and security interests intended by the terms of the Loan Documents or in order to exercise or enforce its rights under the Loan Documents.
SECTION 13.18 Monitoring Compliance. Upon the request of the Lender, from time to time, the Borrower shall promptly provide to the Lender such documents, certificates and other information as may be deemed necessary to enable the Lender to perform its functions under the Servicing Agreement.
SECTION 13.19 Leases. Each unit in each Mortgaged Property will be leased pursuant to the form lease delivered to, and acceptable to, the Lender, with no material modifications to such approved form lease, except as disclosed in writing to the Lender.
SECTION 13.20 Appraisals. At any time and from time to time (but not to exceed once per calendar year), the Lender shall be entitled to obtain an Appraisal of any Mortgaged Property. At the time of the addition of a Mortgaged Property to the Collateral Pool, the Lender shall be entitled to obtain an Appraisal of such Mortgaged Property. The Borrower shall pay all of the Lender’s costs of obtaining the Appraisal.
SECTION 13.21 Transfer of Ownership Interests of the Borrower.
               (a) Prohibition on Transfers and Changes of Control. The Borrower shall not cause or permit a Transfer or a Change of Control.

               (b) Permitted Acts. Notwithstanding the provisions of paragraph (a) of this Section 13.21, the following Transfers and transactions by the Borrower are permitted without the consent of the Lender:
               (i) The grant of a leasehold interest in individual dwelling units or commercial spaces in any Mortgaged Property in accordance with the Security Instrument.
               (ii) A sale or other disposition of obsolete or worn out personal property located in any Mortgaged Property which is contemporaneously replaced by comparable personal property of equal or greater value which is free and clear of liens, encumbrances and security interests other than those created by the Loan Documents.
               (iii) The creation of a mechanic’s or materialmen’s lien or judgment lien against a Mortgaged Property which is released of record or otherwise remedied to Lender’s satisfaction within 30 days of the date of creation.
               (iv) The grant of an easement, if prior to the granting of the easement the Borrower causes to be submitted to Lender all information required by Lender to evaluate the easement, and if Lender consents to such easement based upon Lender’s determination that the easement will not materially affect the operation of the Mortgaged Property or Lender’s interest in the Mortgaged Property and Borrower pays to Lender, on demand, all costs and expenses incurred by Lender in connection with reviewing Borrower’s request. Lender shall not unreasonably withhold its consent to or withhold its agreement to subordinate the lien of a Security Instrument to (A) the grant of a utility easement serving a Mortgaged Property to a publicly operated utility, or (B) the grant of an easement related to expansion or widening of roadways, provided that any such easement is in form and substance reasonably acceptable to Lender and does not materially and adversely affect the access, use or marketability of a Mortgaged Property.
               (v) The transfer of shares of common stock, membership interests, or other beneficial or ownership interest or other forms of securities in the Borrower, and the issuance of all varieties of convertible debt, equity and other similar securities of the Borrower, and the subsequent transfer of such securities; provided, however, that no Change in Control occurs as a result of such transfer, either upon such transfer or upon the subsequent conversion to equity or such convertible debt or other securities.
               (vi) The issuance by Borrower of additional limited partnership units or convertible debt, equity, membership interests, and other similar securities, and the subsequent transfer of such units or other securities; provided, however, that no Change in Control occurs as the result of such transfer, either upon such transfer or upon the subsequent conversion to equity of such convertible debt or other securities.
               (vii) A merger with or acquisition of another entity by Borrower, provided that (A) Borrower is the surviving entity after such merger or acquisition, (B) no Change in Control occurs, and (C) such merger or acquisition does not result in an Event of Default, as such terms are defined in this Agreement.

               (viii) A Transfer in connection with any substitution or release pursuant to the terms and conditions of Article VII of this
Agreement.
               (c) Consent to Prohibited Acts. Lender may, in its sole and absolute discretion, consent to a Transfer or Change of Control that would otherwise violate this Section 13.21 if, prior to the Transfer or Change of Control, Borrower has satisfied each of the following requirements:
               (i) the submission to Lender of all information required by Lender to make the determination required by this Section
13.21(c);
               (ii) the absence of any Event of Default;
               (iii) the transferee meets all of the eligibility, credit, management and other standards (including any standards with respect to previous relationships between Lender and the transferee and the organization of the transferee) customarily applied by Lender at the time of the proposed transaction to the approval of borrowers in connection with the origination or purchase of similar mortgages, deeds of trust or deeds to secure debt on multifamily properties;
               (iv) in the case of a transfer of direct or indirect ownership interests in Borrower, if transferor or any other person has obligations under any Loan Documents, the execution by the transferee of one or more individuals or entities acceptable to Lender of an assumption agreement that is acceptable to Lender and that, among other things, requires the transferee to perform all obligations of transferor or such person set forth in such Loan Document, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender;
               (v) Lender’s receipt of all of the following:
                    (A) a transfer fee equal to 1 percent of the Commitment immediately prior to the transfer.
                    (B) In addition, Borrower shall be required to reimburse Lender for all of Lender’s out of pocket costs (including reasonable attorneys’ fees) incurred in reviewing the Borrower’s request.
SECTION 13.22 Change in Senior Management. The Borrower shall give the Lender notice of any change in the identity of the Chief Executive Officer or the Chief Financial Officer of UDRT.
SECTION 13.23 Date Down Endorsements. At any time and from time to time, a Lender may obtain an endorsement to each Title Insurance Policy containing a Revolving Credit Endorsement, amending the effective date of the Title Insurance Policy to the date of the title search performed in connection with the endorsement. The Borrower shall pay for the cost and expenses incurred by the Lender to the Title Company in obtaining such endorsement, provided that, for each Title Insurance Policy, it shall not be liable to pay for more than one such endorsement in any consecutive 12 month period.

SECTION 13.24 Geographical Diversification. From and after the date on which the Collateral Pool first consists of ten (10) or more Mortgaged Properties, the Borrower shall maintain Mortgaged Properties in the Collateral Pool so that the Collateral Pool consists of at least nine (9) Mortgaged Properties located in at least five (5) SMSA’s, provided, however, that, upon the occurrence of any increase in the Commitment pursuant to Article VIII, the Borrower shall at all times thereafter cause the Collateral Pool to satisfy such other Geographical Diversification Requirements as the Lender may determine and notify Borrower of at the time of the increase.
SECTION 13.25 Ownership of Mortgaged Properties. The Borrower shall be the sole owner of each of the Mortgaged Properties free and clear of any Liens other than Permitted Liens. Each Mortgaged Property located in the State of California shall be owned by a Borrower that owns no assets other than (i) the Mortgaged Properties and (ii) assets incident to the ownership, maintenance or operation of such Mortgaged Property.
SECTION 13.26 Facility Balancing. If the Borrower fails to meet the Coverage and LTV Tests then, within 45 days of Lender’s notice to Borrower of such failure, the Borrower shall (i) add Additional Mortgaged Properties to the Collateral Pool in accordance with Article VI so that after such addition the Coverage and LTV Tests are met, or (ii) prepay Advances Outstanding in an amount sufficient to cause the Borrower to be in compliance with the Coverage and LTV Tests. Any prepayments made pursuant to the preceding sentence shall be applied first against the Variable Advances Outstanding in the sequence specified by Borrower until there are no further Variable Advances Outstanding then against the prepayment of Fixed Advances Outstanding so long as the prepayment is permitted under the applicable Fixed Facility Note. If no prepayment is permitted under the applicable Fixed Facility Note, such prepayment amount shall be held by Lender (or its appointed collateral agent) as Substitute Cash Collateral in accordance with a security agreement and other documents in form and substance acceptable to Lender. Any Substitute Cash Collateral remaining will be returned to the Borrower on the earlier of the date when the Coverage and LTV Tests are again met or the Termination Date. If on the date the Borrower pays any amounts required by this Section, Variable Advances are Outstanding but are not then due and payable, Lender shall hold such amounts (which amounts shall bear interest at a rate determined by Lender) as additional collateral until the next date on the Variable Advances are due and payable at which time Lender shall apply the appropriate portion of such prepayment to such Variable Advances.
ARTICLE XIV
NEGATIVE COVENANTS OF THE BORROWER
The Borrower agrees and covenants with the Lender that, at all times during the Term of this Agreement:
SECTION 14.01 Other Activities. The Borrower shall not:
               (a) either directly or indirectly sell, transfer, exchange or otherwise dispose of any of its assets if such sale, transfer, exchange or disposal would result in an Event of Default or Potential Event of Default;

               (b) amend its Organizational Documents in any material respect without the prior written consent of the Lender except in connection with a stock split or the issuance of stock of the Borrower, provided such stock split or issuance does not result in an Event of Default or Potential Event of Default;
               (c) dissolve or liquidate in whole or in part, unless the surviving entity is in compliance with the terms and conditions of this Agreement and the Other Loan Documents;
               (d) merge or consolidate with any Person, unless the surviving entity is in compliance with the terms and conditions of this Agreement and the Other Loan Documents; or
               (e) use, or permit to be used, any Mortgaged Property for any uses or purposes other than as a Multifamily Residential Property.
SECTION 14.02 Value of Security. The Borrower shall not take any action which could reasonably be expected to have any Material Adverse Effect.
SECTION 14.03 Zoning. The Borrower shall not initiate or consent to any zoning reclassification of any Mortgaged Property or seek any variance under any zoning ordinance or use or permit the use of any Mortgaged Property in any manner that could result in the use becoming a nonconforming use under any zoning ordinance or any other applicable land use law, rule or regulation.
SECTION 14.04 Liens. The Borrower shall not create, incur, assume or suffer to exist any Lien on any Mortgaged Property or any part of any Mortgaged Property, except the Permitted Liens.
SECTION 14.05 Sale. The Borrower shall not Transfer any Mortgaged Property or any part of any Mortgaged Property without the prior written consent of the Lender (which consent may be granted or withheld in the Lender’s discretion), or any interest in any Mortgaged Property, other than to enter into Leases for units in a Mortgaged Property to any tenant in the ordinary course of business.
SECTION 14.06 Intentionally Omitted.
SECTION 14.07 Principal Place of Business. The Borrower shall not change its principal place of business or the location of its books and records, each as set forth in Section 12.01(a), without first giving 30 days’ prior written notice to the Lender.
SECTION 14.08 Intentionally Omitted.
SECTION 14.09 Change in Property Management. The Borrower shall not change the management agent for any Mortgaged Property except to a management agent which the Lender determines is qualified in accordance with the criteria set forth in Section 701 of the DUS Guide.
SECTION 14.10 Condominiums. The Borrower shall not submit any Mortgaged Property to a condominium regime during the Term of this Agreement.

SECTION 14.11 Restrictions on Distributions. The Borrower shall not make any distributions of any nature or kind whatsoever to the owners of its Ownership Interests as such if, at the time of such distribution, a Potential Event of Default or an Event of Default has occurred and remains uncured.
SECTION 14.12 Conduct of Business. The conduct of the Borrower’s businesses shall not violate the Organizational Documents pursuant to which it is formed.
SECTION 14.13 Limitation on Unimproved Real Property and New Construction. The Borrower shall not permit:
          (a) the value of its real property which is not improved (except real property on which phases of a Mortgaged Property are contemplated to be constructed) by one or more buildings leased, or held out for lease, to third parties (“Unimproved Real Property”) to exceed 10% of the value of all of its “Real Estate Assets” (as that term is defined in Section 856(c)(6)(B) of the Internal Revenue Code and the regulations thereunder); and
          (b) the sum of (i) the value of its Unimproved Real Property and (ii) the value of its Real Estate Assets which are under construction or subject to substantial rehabilitation to exceed 20% of the value of all of its Real Estate Assets.
All of the foregoing values shall be reasonably determined by the Lender.
SECTION 14.14 No Encumbrance of Collateral Release Property. Unless the Borrower sells a Collateral Release Property to a Person who is not an Affiliate of the Borrower substantially simultaneously with the release of the Collateral Release Property from the Collateral Pool, the Borrower shall not encumber the Collateral Release Property for a period of 120 days following the release of the Collateral Release Property from the Collateral Pool.
ARTICLE XV
FINANCIAL COVENANTS OF THE BORROWER
The Borrower agrees and covenants with the Lender that, at all times during the Term of this Agreement:
SECTION 15.01 Financial Definitions. For all purposes of this Agreement, the following terms shall have the respective meanings set forth below:
     “Cash Equivalents” means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time deposits and certificates of deposit of (i) any Lender, or (ii) any domestic commercial bank of recognized standing (y) having capital and surplus in excess of $500,000,000 and (z) whose short term commercial paper rating from S&P is at least A 2 (and not lower than A 3) or the equivalent thereof or from Moody’s is at least P 2 (and not lower than P 3) or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated at least A 2 (and not lower than A 3) or the equivalent thereof by S&P or at least P 2 (and not lower than P 3) or the equivalent by Moody’s and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by a Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) obligations of any State of the United States or any political subdivision thereof, the interest with respect to which is exempt from federal income taxation under Section 103 of the Code, having a long term rating of at least AA or Aa 3 by S&P or Moody’s, respectively, and maturing within three years from the date of acquisition thereof, (f) Investments in municipal auction preferred stock (i) rated A (or the equivalent thereof) or better by S&P or A3 (or the equivalent thereof) or better by Moody’s and (ii) with dividends that reset at least once every 365 days and (g) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Borrower Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $100,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (f).
     “Consolidated Adjusted EBITDA” means for any period the Consolidated Group the sum of Consolidated EBITDA for such period minus a reserve equal to $62.50 per apartment unit per quarter ($250 per apartment unit per year). Except as expressly provided otherwise, the applicable period shall be for the single fiscal quarter ending as of the date of determination.
     “Consolidated EBITDA” means for any period for the Consolidated Group, the sum of Consolidated Net Income plus Consolidated Interest Expense plus all provisions for any Federal, state, or other income taxes plus depreciation, amortization and other non cash charges, in each case on a consolidated basis determined in accordance with GAAP applied on a consistent basis, but excluding in any event gains and losses on Investments and extraordinary gains and losses, and taxes on such excluded gains and tax deductions or credit on account of such excluded losses. Except as expressly provided otherwise, the applicable period shall be for the single fiscal quarter ending as of the date of determination.
     “Consolidated Adjusted Tangible Net Worth” means at any rate:
     (i) the sum of (A) the consolidated shareholders equity of the Consolidated Group (net of Minority Interests) plus (B) accumulated depreciation of real estate owned to the extent reflected in the then book value of the Consolidated Assets, minus without duplication
     (ii) the Intangible Assets of the Consolidated Group.
     “Consolidated Funded Debt” means total Debt of the Consolidated Group on a consolidated basis determined in accordance with GAAP applied on a consistent basis.

     “Consolidated Group” means the Borrower and its consolidated Subsidiaries, as determined in accordance with GAAP.
     “Consolidated Interest Expense” means for any period for the Consolidated Group, all interest expense, including the amortization of debt discount and premium, the interest component under capital leases and the implied interest component under Securitization Transactions in each case on a consolidated basis determined in accordance with GAAP applied on a consistent basis.
     “Consolidated Net Income” means for any period the net income of the Consolidated Group on a consolidated basis determined in accordance with GAAP applied on a consistent basis.
     “Consolidated Net Operating Income from Realty” means for any period for any Realty of the Consolidated Group, an amount equal to the aggregate rental and other income from the operation of such Realty during such period; minus all expenses and other proper charges incurred in connection with the operation of such Realty (including, without limitation, real estate taxes and bad debt expenses) during such period; but in any case, before payment of provision for debt service charges for such period, income taxes for such period, and depreciation, amortization and other non cash expenses for such period, all on a consolidated basis determined in accordance with GAAP on a consistent basis.
     “Consolidated Net Operating Income from Unencumbered Realty” (i) the aggregate rental and other income from the operation of such Realty during such period; minus all expenses and other proper charges incurred in connection with the operation of such Realty (including, without limitation, real estate taxes and bad debt expenses) during such period; but in any case, before payment of provision for debt service charges for such period, income taxes for such period, and depreciation, amortization and other non cash expenses for such period, all on a consolidated basis determined in accordance with GAAP on a consistent basis minus (ii) a reserve equal to $62.50 per apartment unit per quarter ($250 per apartment unit per year) for such period.
     “Consolidated Total Fixed Charges” means as of the last day of each fiscal quarter for the Consolidated Group, the sum of (i) the cash portion of Consolidated Interest Expense paid in the fiscal quarter ending on such day plus (ii) scheduled maturities of Consolidated Funded Debt (excluding the amount by which a final installment exceeds the next preceding principal installment thereon and further excluding amortization on Insurance Company Debt which shall not exceed $7.5 million annually) in the fiscal quarter ending on such day plus (iii) all cash dividends and distributions on preferred stock or other preferred beneficial interests of members of the Consolidated Group paid in the fiscal quarter ending on such day, all on a consolidated basis determined in accordance with GAAP on a consistent basis.
     “Consolidated Unsecured Debt” means, for the Consolidated Group on a consolidated basis, all unsecured Consolidated Funded Debt.
     “Consolidated Unencumbered Realty” means for the Consolidated Group on a consolidated basis, all Realty which is not encumbered by a Lien securing Debt. For purposes of the covenant, Consolidated Unencumbered Realty as of any date, for the Consolidated Group, shall be valued at the sum (without duplication) of (a) with respect to any consolidated Unencumbered Realty purchased or developed prior to January 1 of the year preceding such date, (i) Consolidated Net Operating Income from Unencumbered Realty for the fiscal quarter most recently ended prior to such date multiplied by four, divided by (ii) 9.25%; plus (b) with respect to any Consolidated Unencumbered Realty purchased or developed on or after January 1 of the year preceding such date, the actual costs of such Realty; plus (c) with respect to any Consolidated Unencumbered Realty that also constitutes consolidated Unimproved Realty, the sum of (i) fifty percent (50%) of the GAAP value of the land associated with such Realty plus (ii) an amount equal to fifty percent (50%) of the actual expenditures for improvements on such Realty; plus (d) fifty percent (50%) of the Consolidated Group’s pro rata share of the GAAP value of any Realty contributed to or otherwise invested in joint ventures which is not encumbered by a Lien securing Debt.
     “Debt” of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business), (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to purchase securities or other property which arise out of or in connection with the sale of the same or substantially similar securities or property, (vi) all obligations of such person to reimburse any bank or other person in respect of amounts payable under a letter of credit or similar instrument (being the amount available to be drawn thereunder, whether or not then drawn), (vii) all obligations of others secured by a Lien on any asset of such Person, whether or not such obligation is assumed by such Person, (viii) all obligations of others Guaranteed by such Person, (ix) all obligations which in accordance with GAAP would be shown as liabilities on a balance sheet of such Person, (x) the Attributed Principal Amount under any Securitization Transaction and (xi) all obligations of such person owing under any synthetic lease, tax retention operating lease, off balance sheet loan or similar off balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes, but classified as an operating lease in accordance with GAAP. Debt of any Person shall include Debt of any partnership or joint venture in which such Person is a general partner or joint venturer to the extent of such Person’s pro rata portion of the ownership of such partnership or joint venture (except if such Debt is recourse to such Person, in which case the greater of such Person’s pro rata portion of such Debt or the amount of the recourse portion of the Debt, shall be included as Debt of such Person).
     “Insurance Company Debt” means Debt owed by the Borrower with respect to the 7.98% Notes due March 2000 2003 as more fully described in note 4 of the consolidated financial statements contained in the Borrower’s report on form 10 K filed with the Securities and Exchange commission for fiscal year 1999.
     “Intangible Assets” of any Person means at any date the amount of (i) all write ups (other than write ups resulting from write ups of assets of a going concern business made within twelve months after the acquisition of such business) in the book value of any asset owned by such Person and (ii) all unamortized debt discount and expense, unamortized deferred charges, capitalized start up costs, goodwill, patents, licenses, trademarks, trade names, copyrights, organization or developmental expenses, covenants not to compete and other intangible items.

     “Minority Interest” means any shares of stock (or other equity interests) of any class of a Subsidiary (other than directors’ qualifying shares as required by law) that are not owned by the Borrower and/or one or more Wholly Owned Subsidiaries. Minority Interests constituting preferred stock shall be valued at the voluntary or involuntary liquidation value of such preferred stock, whichever is greater, and by valuing common stock at the book value of the capitalized surplus applicable thereto adjusted by the foregoing method of valuing Minority Interests in preferred stock.
     “Realty” means all real property and interests therein, together with all improvements thereon.
     “Securitization Transaction” means any financing transaction or series of financing transactions that have been or may be entered into by a member of the Consolidated Group pursuant to which such member of the Consolidated Group may sell, convey or otherwise transfer to (i) a Subsidiary or affiliate (a “Securitization Subsidiary”) or (ii) any other Person, or may grant a security interest in, any Receivables or interest therein secured by merchandise or services financed thereby (whether such Receivables are then existing or arising in the future) of such member of the Consolidated Group, and any assets related thereto, including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such Receivables, and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets. (Receivables means any right of payment from or on behalf of any obligor, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the sale or financing by a member of the Consolidated Group or merchandise or services, and monies due thereunder, security in the merchandise and services financed thereby, records related thereto, and the right to payment of any interest or finance charges and other obligations with respect thereto, proceeds from claims on insurance policies related thereto, any other proceeds related thereto, and any other related rights.)
     “Tangible Fair Market Value of Assets” means, as of any date for the Consolidated Group, the sum (without duplication) of (a) with respect to any Realty owned by a member of the Consolidated Group and purchased or developed prior to January 1 of the year preceding such date, (i) the sum of (A) Consolidated Net Operating Income for Realty for the fiscal quarter most recently ended prior to such date multiplied by four, minus (B) a reserve of $250 per apartment unit, divided by (ii) 9.25%, plus (b) with respect to any Realty owned by a member of the Consolidated Group and purchased or developed on or after January 1 of the year preceding such date, the actual cost of such Realty, plus (c) with respect to any Consolidated Unimproved Realty, the sum of (i) one hundred percent (100%) of the GAAP value of the land associated with such Realty plus (ii) an amount equal to 100% (100%) of the actual expenditures for improvements on such Realty, plus (d) cash and Cash Equivalents, in each case on a consolidated basis determined in accordance with GAAP applied on a consistent basis, plus (e) one hundred (100%) of the Consolidated Group’s pro rata share of the GAAP value of any asset contributed to or otherwise invested in joint ventures.
     “Wholly Owned Subsidiary” means as to any person, any Subsidiary all of the voting stock or other similar voting interest are owned directly or indirectly by such Person. Unless otherwise provided, references to “Wholly Owned Subsidiary” shall mean Wholly Owned Subsidiaries of the Borrower.

SECTION 15.02 Compliance with Debt Service Coverage Ratios. The Borrower shall at all times maintain the Aggregate Debt Service Coverage Ratio for the Trailing 12 Month Period so that it is not less than 1.30:1.0.
SECTION 15.03 Compliance with Loan to Value Ratios. The Borrower shall at all times maintain the Aggregate Loan to Value Ratio for the Trailing 12 Month Period so that it is not greater than 70%.
SECTION 15.04 Compliance with Concentration Test.
          (a) The Borrower shall at all times maintain the Collateral so that the aggregate Valuations of any group of Mortgaged Properties located within a one mile radius shall not exceed 30% of the aggregate Valuations of all Mortgaged Properties.
          (b) The Borrower shall at all times maintain the Collateral so that the Valuation of any one Mortgaged Property shall not exceed 30% of the aggregate Valuations of all Mortgaged Properties.
          (c) The Borrower shall at all times maintain the Collateral so that the Valuation of all Mortgaged Properties subject to review and underwriting under Section 305.09 of the DUS Guide (Projection Dependent on Military Bases) shall not exceed 20% of the aggregate Valuations of all Mortgaged Properties. Notwithstanding the preceding sentence, Lender may reject, in its sole discretion, any proposed Mortgaged Property subject to review and underwriting under Section 305.09 of the DUS Guide.
SECTION 15.05 Consolidated Adjusted Tangible Net Worth. Consolidated Adjusted Tangible Net Worth of UDRT will not at any time be less than the sum of (i) $1,500,000,000 plus (ii) 90% of the net proceeds (after customary underwriting discounts and commissions and reasonable offering expenses) from Equity Transactions occurring after December 31, 1999.
SECTION 15.06 Consolidated Funded Debt Ratio. As of the last day of each fiscal quarter Consolidated Funded Debt of UDRT shall not exceed 60% of Tangible Fair Market Value of Assets.
SECTION 15.07 Consolidated Total Fixed Charge Coverage Ratio. As of the end of each fiscal quarter, the ratio of Consolidated Adjusted EBITDA of UDRT to Consolidated Total Fixed Charges for the fiscal quarter then ended shall be not less than 1.4:1.0.
SECTION 15.08 Consolidated Unencumbered Realty to Consolidated Unsecured Debt Ratio. As of the last day of each fiscal quarter, the ratio of Consolidated Unsecured Debt of UDRT to Consolidated Unencumbered Realty of UDRT shall not exceed 60%.
SECTION 15.09 Consolidated Unencumbered Interest Coverage Ratio. As of the end of each fiscal quarter, the ratio of Consolidated Net Operating Income of UDRT from Unencumbered Realty of UDRT to Consolidated Interest Expense relating to Consolidated Unsecured Debt of UDRT for the fiscal quarter then ended shall not be less than 1.75:1.0.

ARTICLE XVI
FEES
SECTION 16.01 Standby Fee. The Borrower shall pay the Standby Fee to the Lender for the period from the date of this Agreement to the end of the Term of this Agreement. Notwithstanding the preceding sentence, the Standby Fee shall be waived for the period commencing on the Initial Closing Date and ending on March 31, 2002. The Standby Fee shall be payable monthly, in arrears, on the first Business Day following the end of the month, except that the Standby Fee for the last month during the Term of this Agreement shall be paid on the last day of the Term of this Agreement.
SECTION 16.02 Origination Fees.
               (a) Initial Origination Fee. The Borrower shall pay to the Lender an origination fee (“Initial Origination Fee”) equal to $2,250,000 (which is equal to the product obtained by multiplying (i) the Commitment as of the date of this Agreement ($300,000,000), by (ii) .75%). The Borrower shall pay the Initial Origination Fee on the date of this Agreement. $1,687,500 of the Initial Origination Fee shall be paid on the Initial Closing Date. The remainder of the Initial Original Fee ($562,500) shall be paid on the earlier of (i) the date Advances exceed $225,000,000 (to the extent of such excess multiplied by .75%) and (ii) March 31, 2002.
               (b) Expansion Origination Fee. Upon the closing of a Credit Facility Expansion Request under Article VIII, the Borrower shall pay to the Lender an origination fee (“Expansion Origination Fee”) equal to the product obtained by multiplying (i) the increase in the Commitment made on the Closing Date for the Credit Facility Expansion Request, by (ii) .75%. The Borrower shall pay the Expansion Origination Fee on or before the Closing Date for the Credit Facility Expansion Request.
SECTION 16.03 Due Diligence Fees.
               (a) Initial Due Diligence Fees. The Borrower shall pay to the Lender due diligence fees (“Initial Due Diligence Fees”) with respect to the Initial Mortgaged Properties in an amount equal to Lender’s reasonable actual out of pocket due diligence costs and expenses plus $1,000 per Mortgaged Property. The Borrower has previously paid to the Lender a portion of the Initial Due Diligence Fees and shall pay the remainder of the Initial Due Diligence Fees to the Lender on the Initial Closing Date.
               (b) Additional Due Diligence Fees for Additional Collateral. The Borrower shall pay to the Lender additional due diligence fees (the “Additional Collateral Due Diligence Fees”) with respect to each Additional Mortgaged Property in an amount equal to Lender’s reasonable out of pocket due diligence costs and expenses plus $2,500. The Borrower shall pay Additional Collateral Due Diligence Fees for the Additional Mortgaged Property to the Lender on the date on which it submits the Collateral Addition Request for the addition of the Additional Mortgaged Property to the Collateral Pool.
     SECTION 16.04 Legal Fees and Expenses.

          (a) Initial Legal Fees. The Borrower shall pay, or reimburse the Lender for, all reasonable out of pocket legal fees and expenses incurred by the Lender and by Fannie Mae in connection with the preparation, review and negotiation of this Agreement and any other Loan Documents executed on the date of this Agreement based on the terms set forth in a separate letter from the Lender to the Borrower. On the date of this Agreement, the Borrower shall pay all such legal fees and expenses not previously paid or for which funds have not been previously provided.
          (b) Fees and Expenses Associated with Requests. The Borrower shall pay, or reimburse the Lender for, all costs and expenses incurred by the Lender, including the reasonable out of pocket legal fees and expenses incurred by the Lender in connection with the preparation, review and negotiation of all documents, instruments and certificates to be executed and delivered in connection with each Request, the performance by the Lender of any of its obligations with respect to the Request, the satisfaction of all conditions precedent to the Borrower’s rights or the Lender’s obligations with respect to the Request, and all transactions related to any of the foregoing, including the cost of title insurance premiums and applicable recordation and transfer taxes and charges and all other costs and expenses in connection with a Request. The obligations of the Borrower under this subsection shall be absolute and unconditional, regardless of whether the transaction requested in the Request actually occurs. The Borrower shall pay such costs and expenses to the Lender on the Closing Date for the Request, or, as the case may be, after demand by the Lender when the Lender determines that such Request will not close.
SECTION 16.05 MBS Related Costs. The Borrower shall pay to the Lender, within 30 days after demand, all fees and expenses incurred by the Lender or Fannie Mae in connection with the issuance of any MBS backed by an Advance, including the fees charged by Depository Trust Company and State Street Bank or any successor fiscal agent or custodian.
SECTION 16.06 Failure to Close any Request. If the Borrower makes a Request and fails to close on the Request for any reason other than the default by the Lender or, if applicable, the failure of the purchaser of an MBS to purchase such MBS, then the Borrower shall pay to the Lender and Fannie Mae all damages incurred by the Lender and Fannie Mae in connection with the failure to close.
SECTION 16.07 Other Fees. The Borrower shall pay the following additional fees and payments, if and when required pursuant to the terms of this Agreement:
               (a) If applicable, the Collateral Addition Fee, pursuant to Section 6.03(c), in connection with the addition of an Additional Mortgaged Property to the Collateral Pool pursuant to Article VI;
               (b) The Release Price, pursuant to Section 7.02(c), in connection with the release of a Mortgaged Property from the Collateral Pool pursuant to Article VII;
               (c) The Facility Termination Fee, pursuant to Section 9.03(b) in connection with a complete or partial termination of the Revolving Facility pursuant to Article IX; and
               (d) The Facility Termination Fee, pursuant to Section 10.03(b), in connection with the termination of the Credit Facility pursuant to Article X.

ARTICLE XVII
EVENTS OF DEFAULT
SECTION 17.01 Events of Default. Each of the following events shall constitute an “Event of Default” under this Agreement, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority:
          (a) the occurrence of a default under any Loan Document beyond the cure period, if any, set forth therein; or
          (b) the failure by the Borrower to pay when due any amount payable by the Borrower under any Note, any Mortgage, this Agreement or any other Loan Document, including any fees, costs or expenses; or
          (c) the failure by the Borrower to perform or observe any covenant set forth in Sections 13.01 through 13.25 or Sections 14.01 through 14.14 within thirty (30) days after receipt of notice from Lender identifying such failure, provided that such period shall be extended for up to forty five (45) additional days if the Borrower, in the discretion of the Lender, is diligently pursuing a cure of such default; or
          (d) any warranty, representation or other written statement made by or on behalf of the Borrower contained in this Agreement, any other Loan Document or in any instrument furnished in compliance with or in reference to any of the foregoing, is false or misleading in any material respect on any date when made or deemed made; or
          (e) any other Indebtedness in an aggregate amount in excess of $5,000,000 of the Borrower or assumed by the Borrower (i) is not paid when due nor within any applicable grace period in any agreement or instrument relating to such Indebtedness or (ii) becomes due and payable before its normal maturity by reason of a default or event of default, however described, or any other event of default shall occur and continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or
          (f) (i) The Borrower shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts as they become due, (F) make a general assignment for the benefit of creditors, (G) assert that the Borrower has no liability or obligations under this Agreement or any other Loan Document to which it is a party; or (H) take any action for the purpose of effecting any of the foregoing; or (ii) a case or other proceeding shall be commenced against the Borrower in any court of competent jurisdiction seeking (A) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding upon or composition or adjustment of debts, or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower, or of all or a substantial part of the property, domestic or foreign, of the Borrower and any such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or any order granting the relief requested in any such case or proceeding against the Borrower (including an order for relief under such Federal bankruptcy laws) shall be entered; or
          (g) if any provision of this Agreement or any other Loan Document or the lien and security interest purported to be created hereunder or under any Loan Document shall at any time for any reason cease to be valid and binding in accordance with its terms on the Borrower, or shall be declared to be null and void, or the validity or enforceability hereof or thereof or the validity or priority of the lien and security interest created hereunder or under any other Loan Document shall be contested by the Borrower seeking to establish the invalidity or unenforceability hereof or thereof, or the Borrower shall deny that it has any further liability or obligation hereunder or thereunder; or
          (h) (i) the execution by the Borrower without the prior written consent of the Lender of a chattel mortgage or other security agreement on any materials, fixtures or articles used in the construction or operation of the improvements located on any Mortgaged Property or on articles of personal property located therein, or (ii) if, without the prior written consent of the Lender, any such materials, fixtures or articles are purchased pursuant to any conditional sales contract or other security agreement or otherwise so that the Ownership thereof will not vest unconditionally in the Borrower free from encumbrances, or (iii) if the Borrower does not furnish to the Lender upon request the contracts, bills of sale, statements, receipted vouchers and agreements, or any of them, under which the Borrower claims title to such materials, fixtures, or articles; or
          (i) the failure by the Borrower to comply with any requirement of any Governmental Authority within 30 days after written notice of such requirement shall have been given to the Borrower by such Governmental Authority; provided that, if action is commenced and diligently pursued by the Borrower within such 30 days, then the Borrower shall have an additional 45 days to comply with such requirement; or
          (j) a dissolution or liquidation for any reason (whether voluntary or involuntary) of the Borrower; or
          (k) any judgment against the Borrower, any attachment or other levy against any portion of the Borrower’s assets with respect to a claim or claims in an amount in excess of $2,500,000 in the aggregate remains unpaid, unstayed on appeal undischarged, unbonded, not fully insured or undismissed for a period of 60 days; or
          (l) [Intentionally Deleted]
          (m) The failure of the Borrower to perform or observe any of the Financial Covenants, which failure shall continue for a period of 30 days after the date on which the Borrower receives a notice from the Lender specifying the failure; or

          (n) the failure by the Borrower to perform or observe any term, covenant, condition or agreement hereunder, other than as set forth in subsections (a) through (m) above, or in any other Loan Document, within 30 days after receipt of notice from the Lender identifying such failure.
ARTICLE XVIII
REMEDIES
SECTION 18.01 Remedies; Waivers. Upon the occurrence of an Event of Default, the Lender may do any one or more of the following (without presentment, protest or notice of protest, all of which are expressly waived by the Borrower):
          (a) by written notice to the Borrower, to be effective upon dispatch, terminate the Commitment and declare the principal of, and interest on, the Advances and all other sums owing by the Borrower to the Lender under any of the Loan Documents forthwith due and payable, whereupon the Commitment will terminate and the principal of, and interest on, the Advances and all other sums owing by the Borrower to the Lender under any of the Loan Documents will become forthwith due and payable.
          (b) The Lender shall have the right to pursue any other remedies available to it under any of the Loan Documents.
          (c) The Lender shall have the right to pursue all remedies available to it at law or in equity, including obtaining specific performance and injunctive relief.
SECTION 18.02 Waivers; Rescission of Declaration. The Lender shall have the right, to be exercised in its complete discretion, to waive any breach hereunder (including the occurrence of an Event of Default), by a writing setting forth the terms, conditions, and extent of such waiver signed by the Lender and delivered to the Borrower. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the waiver and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.
SECTION 18.03 The Lender’s Right to Protect Collateral and Perform Covenants and Other Obligations. If the Borrower fails to perform the covenants and agreements contained in this Agreement or any of the other Loan Documents, then the Lender at the Lender’s option may make such appearances, disburse such sums and take such action as the Lender deems necessary, in its sole discretion, to protect the Lender’s interest, including (i) disbursement of attorneys’ fees, (ii) entry upon the Mortgaged Property to make repairs and Replacements, (iii) procurement of satisfactory insurance as provided in paragraph 5 of the Security Instrument encumbering the Mortgaged Property, and (iv) if the Security Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of the Borrower and the curing of any default of the Borrower in the terms and conditions of the ground lease. Any amounts disbursed by the Lender pursuant to this Section, with interest thereon, shall become additional indebtedness of the Borrower secured by the Loan Documents. Unless the Borrower and the Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the weighted average, as determined by Lender, of the interest rates in effect from time to time for each Advance unless collection from the Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from the Borrower under applicable law. Nothing contained in this Section shall require the Lender to incur any expense or take any action hereunder.
SECTION 18.04 No Remedy Exclusive. Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Loan Documents or existing at law or in equity.
SECTION 18.05 No Waiver. No delay or omission to exercise any right or power accruing under any Loan Document upon the happening of any Event of Default or Potential Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.
SECTION 18.06 No Notice. In order to entitle the Lender to exercise any remedy reserved to the Lender in this Article, it shall not be necessary to give any notice, other than such notice as may be required under the applicable provisions of this Agreement or any of the other Loan Documents.
SECTION 18.07 Application of Payments. Except as otherwise expressly provided in the Loan Documents, and unless applicable law provides otherwise, (i) all payments received by the Lender from the Borrower under the Loan Documents shall be applied by the Lender against any amounts then due and payable under the Loan Documents by the Borrower, in any order of priority that the Lender may determine and (ii) the Borrower shall have no right to determine the order of priority or the allocation of any payment it makes to the Lender.
ARTICLE XIX
RIGHTS OF FANNIE MAE
SECTION 19.01 Special Pool Purchase Contract. The Borrower acknowledges that Fannie Mae is entering into an agreement with the Lender (“Special Pool Purchase Contract”), pursuant to which, inter alia, (i) the Lender shall agree to assign all of its rights under this Agreement to Fannie Mae, (ii) Fannie Mae shall accept the assignment of the rights, (iii) subject to the terms, limitations and conditions set forth in the Special Pool Purchase Contract, Fannie Mae shall agree to purchase a 100% participation interest in each Advance issued under this Agreement by issuing to the Lender a Fannie Mae MBS, in the amount and for a term equal to the Advance purchased and backed by an interest in the Base Facility Note or the Revolving Facility Note, as the case may be, and the Collateral Pool securing the Notes, (iv) the Lender shall agree to assign to Fannie Mae all of the Lender’s interest in the Notes and Collateral Pool securing the Notes, and (v) the Lender shall agree to service the loans evidenced by the Notes.
SECTION 19.02 Assignment of Rights. The Borrower acknowledges and consents to the assignment to Fannie Mae of all of the rights of the Lender under this Agreement and all other Loan Documents, including the right and power to make all decisions on the part of the Lender to be made under this Agreement and the other Loan Documents, but Fannie Mae, by virtue of this assignment, shall not be obligated to perform the obligations of the Lender under this Agreement or the other Loan Documents.

SECTION 19.03 Release of Collateral. The Borrower hereby acknowledges that, after the assignment of Loan Documents contemplated in Section 19.02, the Lender shall not have the right or power to effect a release of any Collateral pursuant to Articles VII or X. The Borrower acknowledges that the Security Instruments provide for the release of the Collateral under Articles VII and X. Accordingly, the Borrower shall not look to the Lender for performance of any obligations set forth in Articles VII and X, but shall look solely to the party secured by the Collateral to be released for such performance. The Lender represents and warrants to the Borrower that the party secured by the Collateral shall be subject to the release and substitution provisions contained in Articles VII and X by virtue of the release provisions in each Security Instrument.
SECTION 19.04 Replacement of Lender. At the request of Fannie Mae, the Borrower and the Lender shall agree to the assumption by another lender designated by Fannie Mae, of all of the obligations of the Lender under this Agreement and the other Loan Documents, and/or any related servicing obligations, and, at Fannie Mae’s option, the concurrent release of the Lender from its obligations under this Agreement and the other Loan Documents, and/or any related servicing obligations, and shall execute all releases, modifications and other documents which Fannie Mae determines are necessary or desirable to effect such assumption.
SECTION 19.05 Fannie Mae and Lender Fees and Expenses. The Borrower agrees that any provision providing for the payment of fees, costs or expenses incurred or charged by the Lender pursuant to this Agreement shall be deemed to provide for the Borrower’s payment of all reasonable fees, costs and expenses incurred or charged by the Lender or Fannie Mae in connection with the matter for which fees, costs or expenses are payable.
SECTION 19.06 Third Party Beneficiary. The Borrower hereby acknowledges and agrees that Fannie Mae is a third party beneficiary of all of the representations, warranties and covenants made by the Borrower to, and all rights under this Agreement conferred upon, the Lender, and, by virtue of its status as third party beneficiary and/or assignee of the Lender’s rights under this Agreement, Fannie Mae shall have the right to enforce all of the provisions of this Agreement against the Borrower.
ARTICLE XX
INSURANCE, REAL ESTATE TAXES
AND REPLACEMENT RESERVES
SECTION 20.01 Insurance and Real Estate Taxes. The Borrower shall (unless waived by Lender) establish funds for taxes, insurance premiums and certain other charges for each Mortgaged Property in accordance with Section 7(a) of the Security Instrument for each Mortgaged Property. The Borrower may provide a letter of credit in lieu of deposits required by the preceding sentence. Any letter of credit provided by the Borrower shall be (i) issued by a financial institution reasonably acceptable to the Lender, (ii) be an amount reasonably deferred, from time to time by the Lender and, (iii) in a form reasonably satisfactory to Lender.
SECTION 20.02 Replacement Reserves. The Borrower shall execute a Replacement Reserve Agreement for the Mortgaged Property which it owns and shall (unless waived by the Lender) make all deposits for replacement reserves in accordance with the terms of the Replacement Reserve Agreement.
ARTICLE XXI
INTENTIONALLY OMITTED
ARTICLE XXII
PERSONAL LIABILITY OF THE BORROWER
SECTION 22.01 Personal Liability of the Borrower.
          (a) Full Recourse. The Borrower is and shall remain personally liable to the Lender for the payment and performance of all Obligations throughout the term of this Agreement.
          (b) Transfer Not Release. No Transfer by any Person of its Ownership Interests in the Borrower shall release the Borrower from liability under this Article, this Agreement or any other Loan Document, unless the Lender shall have approved the Transfer and shall have expressly released the Borrower in connection with the Transfer.
          (c) Miscellaneous. The Lender may exercise its rights against the Borrower personally without regard to whether the Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to the Lender under the Loan Documents or applicable law. For purposes of this Article, the term “Mortgaged Property” shall not include any funds that (1) have been applied by the Borrower as required or permitted by the Loan Documents prior to the occurrence of an Event of Default, or (2) are owned by the Borrower and which the Borrower was unable to apply as required or permitted by the Loan Documents because of a bankruptcy, receivership, or similar judicial proceeding.
ARTICLE XXIII
MISCELLANEOUS PROVISIONS
SECTION 23.01 Counterparts. To facilitate execution, this Agreement may be executed in any number of counterparts. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, appear on one or more counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.
SECTION 23.02 Amendments, Changes and Modifications. This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by all of the parties hereto.

SECTION 23.03 Payment of Costs, Fees and Expenses. The Borrower shall pay, on demand, all reasonable fees, costs, charges or expenses (including the fees and expenses of attorneys, accountants and other experts) incurred by the Lender in connection with:
          (a) Any amendment, consent or waiver to this Agreement or any of the Loan Documents (whether or not any such amendments, consents or waivers are entered into).
          (b) Defending or participating in any litigation arising from actions by third parties and brought against or involving the Lender with respect to (i) any Mortgaged Property, (ii) any event, act, condition or circumstance in connection with any Mortgaged Property or (iii) the relationship between the Lender and the Borrower in connection with this Agreement or any of the transactions contemplated by this Agreement.
          (c) The administration (to the extent of actual out of pocket fees, costs, charges or expenses) or enforcement of, or preservation of rights or remedies under, this Agreement or any other Loan Documents or in connection with the foreclosure upon, sale of or other disposition of any Collateral granted pursuant to the Loan Documents.
          (d) UDRT’s Registration Statement, or similar disclosure documents, including fees payable to any rating agencies, including the fees and expenses of the Lender’s attorneys and accountants.
The Borrower shall also pay, on demand, any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, filing, recordation, performance or enforcement of any of the Loan Documents or the Advances. However, the Borrower will not be obligated to pay any franchise, estate, inheritance, income, excess profits or similar tax on the Lender. Any attorneys’ fees and expenses payable by the Borrower pursuant to this Section shall be recoverable separately from and in addition to any other amount included in such judgment, and such obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment. Any amounts payable by the Borrower pursuant to this Section, with interest thereon if not paid when due, shall become additional indebtedness of the Borrower secured by the Loan Documents. Such amounts shall bear interest from the date such amounts are due until paid in full at the weighted average, as determined by Lender, of the interest rates in effect from time to time for each Advance unless collection from the Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from the Borrower under applicable law. The provisions of this Section are cumulative with, and do not exclude the application and benefit to the Lender of, any provision of any other Loan Document relating to any of the matters covered by this Section.
SECTION 23.04 Payment Procedure. All payments to be made to the Lender pursuant to this Agreement or any of the Loan Documents shall be made in lawful currency of the United States of America and in immediately available funds by wire transfer to an account designated by the Lender before 1:00 p.m. (Washington, D.C. time) on the date when due.
SECTION 23.05 Payments on Business Days. In any case in which the date of payment to the Lender or the expiration of any time period hereunder occurs on a day which is not a Business Day,

then such payment or expiration of such time period need not occur on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the day of maturity or expiration of such period, except that interest shall continue to accrue for the period after such date to the next Business Day.
SECTION 23.06 Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial. NOTWITHSTANDING ANYTHING IN THE NOTES, THE SECURITY DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS TO THE CONTRARY, EACH OF THE TERMS AND PROVISIONS, AND RIGHTS AND OBLIGATIONS OF THE BORROWER UNDER THE NOTES, AND THE BORROWER UNDER THE OTHER LOAN DOCUMENTS, SHALL BE GOVERNED BY, INTERPRETED, CONSTRUED AND ENFORCED PURSUANT TO AND IN ACCORDANCE WITH THE LAWS OF VIRGINIA (EXCLUDING THE LAW APPLICABLE TO CONFLICTS OR CHOICE OF LAW) EXCEPT TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO (1) THE CREATION, PERFECTION AND FORECLOSURE OF LIENS AND SECURITY INTERESTS, AND ENFORCEMENT OF THE RIGHTS AND REMEDIES, AGAINST THE MORTGAGED PROPERTIES, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE MORTGAGED PROPERTY IS LOCATED UNLESS SPECIFICALLY SET FORTH OTHERWISE IN THE RELEVANT SECURITY INSTRUMENT, (2) THE PERFECTION, THE EFFECT OF PERFECTION AND NON PERFECTION AND FORECLOSURE OF SECURITY INTERESTS ON PERSONAL PROPERTY (OTHER THAN DEPOSIT ACCOUNTS), WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION DETERMINED BY THE CHOICE OF LAW PROVISIONS OF THE VIRGINIA UNIFORM COMMERCIAL CODE AND (3) THE PERFECTION, THE EFFECT OF PERFECTION AND NON PERFECTION AND FORECLOSURE OF DEPOSIT ACCOUNTS, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE DEPOSIT ACCOUNT IS LOCATED. THE BORROWER AGREES THAT ANY CONTROVERSY ARISING UNDER OR IN RELATION TO THE NOTES, THE SECURITY DOCUMENTS OR ANY OTHER LOAN DOCUMENT SHALL BE, EXCEPT AS OTHERWISE PROVIDED HEREIN, LITIGATED IN VIRGINIA. THE LOCAL AND FEDERAL COURTS AND AUTHORITIES WITH JURISDICTION IN VIRGINIA SHALL, EXCEPT AS OTHERWISE PROVIDED HEREIN, HAVE JURISDICTION OVER ALL CONTROVERSIES WHICH MAY ARISE UNDER OR IN RELATION TO THE LOAN DOCUMENTS, INCLUDING THOSE CONTROVERSIES RELATING TO THE EXECUTION, JURISDICTION, BREACH, ENFORCEMENT OR COMPLIANCE WITH THE NOTES, THE SECURITY DOCUMENTS OR ANY OTHER ISSUE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS. THE BORROWER IRREVOCABLY CONSENTS TO SERVICE, JURISDICTION, AND VENUE OF SUCH COURTS FOR ANY LITIGATION ARISING FROM THE NOTES, THE SECURITY DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS, AND WAIVES ANY OTHER VENUE TO WHICH IT MIGHT BE ENTITLED BY VIRTUE OF DOMICILE, HABITUAL RESIDENCE OR OTHERWISE. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT THE LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST THE BORROWER AND AGAINST THE COLLATERAL IN ANY OTHER JURISDICTION. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY OTHER JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF VIRGINIA SHALL

GOVERN THE RIGHTS AND OBLIGATIONS OF THE BORROWER AND THE LENDER AS PROVIDED HEREIN OR THE SUBMISSION HEREIN BY THE BORROWER TO PERSONAL JURISDICTION WITHIN VIRGINIA. THE BORROWER (I) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING UNDER ANY OF THE LOAN DOCUMENTS TRIABLE BY A JURY AND (II) WAIVES ANY RIGHT TO TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING, BUT NOT LIMITED TO, LENDER’S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO THE BORROWER THAT LENDER WILL NOT SEEK TO ENFORCE THE PROVISIONS OF THIS SECTION. THE FOREGOING PROVISIONS WERE KNOWINGLY, WILLINGLY AND VOLUNTARILY AGREED TO BY THE BORROWER UPON CONSULTATION WITH INDEPENDENT LEGAL COUNSEL SELECTED BY THE BORROWER’S FREE WILL.
SECTION 23.07 Severability. In the event any provision of this Agreement or in any other Loan Document shall be held invalid, illegal or unenforceable in any jurisdiction, such provision will be severable from the remainder hereof as to such jurisdiction and the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired in any jurisdiction.
SECTION 23.08 Notices.
               (a) Manner of Giving Notice. Each notice, direction, certificate or other communication hereunder (in this Section referred to collectively as “notices” and singly as a “notice”) which any party is required or permitted to give to the other party pursuant to this Agreement shall be in writing and shall be deemed to have been duly and sufficiently given if:
                  (1) personally delivered with proof of delivery thereof (any notice so delivered shall be deemed to have been received at the time so delivered);
                  (2) sent by Federal Express (or other similar overnight courier) designating morning delivery (any notice so delivered shall be deemed to have been received on the Business Day it is delivered by the courier);
                  (3) sent by United States registered or certified mail, return receipt requested, postage prepaid, at a post office regularly maintained by the United States Postal Service (any notice so sent shall be deemed to have been received on the Business Day it is delivered); or
                  (4) sent by telecopier or facsimile machine which automatically generates a transmission report that states the date and time of the transmission, the length of the document transmitted, and the telephone number of the recipient’s telecopier or facsimile machine (to be confirmed with a copy thereof sent in accordance with paragraphs (1), (2) or (3) above within two Business Days) (any notice so delivered shall be deemed to have been received (i) on the date of transmission, if so transmitted before 5:00 p.m. (local time of the recipient) on a Business Day, or (ii) on the next Business Day, if so transmitted on or after 5:00 p.m. (local time of the recipient) on a Business Day or if transmitted on a day other than a Business Day); addressed to the parties as follows:
As to [any] Borrower:
c/o United Dominion Realty Trust, Inc.
1745 Shea Center Drive
Fourth Floor
Highlands Ranch, Colorado 80126
Attention: Ella S. Neyland
Telecopy No.: (720) 344 5110
with a copy to:
c/o United Dominion Realty Trust, Inc.
1745 Shea Center Drive
Fourth Floor
Highlands Ranch, Colorado 80126
Attention: Rod Neuheardt
Telecopy No.: (720) 344 5110
with a copy to:
Hirschler, Fleischer, Weinberg, Cox & Allen
701 East Byrd Street
Richmond, Virginia 23219
Attention: Michael H. Terry, Esq.
Telecopy No.: (804) 644 0957
As to the Lender:
ARCS Commercial Mortgage Co., L.P.
144 2/nd/ Avenue North
Suite 333
Nashville, Tennessee 37201
Attention: Joseph H. Torrence
Telecopy No.: (615) 256 5085
with a copy to:
ARCS Commercial Mortgage
26901 Agoura Road, #200
Calabasas, California 91301
Attn: Loan Administration Dept.

As to Fannie Mae:
Fannie Mae
3939 Wisconsin Avenue, N.W.
Washington, D.C. 20016 2899
Attention: Vice President for
Multifamily Asset Management
Telecopy No.: (202) 752 5016
with a copy to:
Arter & Hadden LLP
1801 K Street, N.W.
Third Floor, L Street Entrance
Washington, D.C. 200006
Attention: Lawrence H. Gesner, Esq.
Telecopy No.: (202) 857 0172
          (b) Change of Notice Address. Any party may, by notice given pursuant to this Section, change the person or persons and/or address or addresses, or designate an additional person or persons or an additional address or addresses, for its notices, but notice of a change of address shall only be effective upon receipt. Each party agrees that it shall not refuse or reject delivery of any notice given hereunder, that it shall acknowledge, in writing, receipt of the same upon request by the other party and that any notice rejected or refused by it shall be deemed for all purposes of this Agreement to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service, the courier service or facsimile.
SECTION 23.09 Further Assurances and Corrective Instruments.
          (a) Further Assurances. To the extent permitted by law, the parties hereto agree that they shall, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Lender or the Borrower may request and as may be required in the opinion of the Lender or its counsel to effectuate the intention of or facilitate the performance of this Agreement or any Loan Document.
          (b) Further Documentation. Without limiting the generality of subsection (a), in the event any further documentation or information is required by the Lender to correct patent mistakes in the Loan Documents, materials relating to the Title Insurance Policies or the funding of the Advances, the Borrower shall provide, or cause to be provided to the Lender, at its cost and expense, such documentation or information. The Borrower shall execute and deliver to the Lender such documentation, including any amendments, corrections, deletions or additions to the Notes, the Security Instruments or the other Loan Documents as is required by the Lender.
          (c) Compliance with Investor Requirements. Without limiting the generality of subsection (a), the Borrower shall do anything reasonably necessary to comply with the requirements of the Lender in order to enable the Lender to sell the MBS backed by an Advance.

SECTION 23.10 Term of this Agreement. This Agreement shall continue in effect until the Credit Facility Termination Date.
SECTION 23.11 Assignments; Third Party Rights. The Borrower shall not assign this Agreement, or delegate any of its obligations hereunder, without the prior written consent of the Lender. The Lender may assign its rights and obligations under this Agreement separately or together, without the Borrower’s consent, only to Fannie Mae, but may not delegate its obligations under this Agreement unless required to do so pursuant to Section 19.04.
SECTION 23.12 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 23.13 General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in Article I, Section 15.01, Section 16.01 and elsewhere in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other genders; (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; (iii) references herein to “Articles,” “Sections,” “subsections,” “paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, subsections, paragraphs and other subdivisions of this Agreement; (iv) a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions; (v) a reference to an Exhibit or a Schedule without a further reference to the document to which the Exhibit or Schedule is attached is a reference to an Exhibit or Schedule to this Agreement; (vi) the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and (vii) the word “including” means “including, but not limited to.”
SECTION 23.14 Interpretation. The parties hereto acknowledge that each party and their respective counsel have participated in the drafting and revision of this Agreement and the Loan Documents. Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Agreement and the Loan Documents or any amendment or supplement or exhibit hereto or thereto.
SECTION 23.15 Decisions in Writing. Any approval, designation, determination, selection, action or decision of the Lender must be in writing to be effective.
SECTION 23.16 Requests. The Borrower may make up to a total of four (4) Collateral Addition Requests, Collateral Release Requests and Collateral Substitution Requests in each Loan Year, provided that any Collateral Addition Requests closed by March 31, 2002 shall not count against such limit. In addition, the Borrower may make up to four (4) additional Collateral Addition Requests, Collateral Release Requests and Collateral Substitution Requests in each Loan Year upon payment of a fee, in addition to any fee due in connection with the subject Request, equal to the greater of (i) $10,000 and (ii) 25 basis points multiplied by the Allocable Facility Amount of the Mortgaged Property that is the subject of the Request.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BORROWER

UNITED DOMINION REALTY TRUST, INC., a Virginia corporation

By:	/s/ Ella S. Neyland

Name:	Ella S. Neyland
Title:	Executive Vice President and Treasurer

WOODLAKE VILLAGE, L.P., a California limited partnership

By:	UNITED DOMINION REALTY, L.P., a Virginia limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST, INC., a Virginia corporation, its General Partner

		By:	/s/ Ella S. Neyland

		Name:	Ella S. Neyland
		Title:	Executive Vice President and Treasurer

LENDER

ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership

By:	ACMC Realty, Inc., a California Corporation, its General Partner

	By:	/s/ Kathy Millhouse

	Name:	Kathy Millhouse
	Title:	Senior Vice President

FIRST AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT
     THIS FIRST AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of the 14th day of January, 2002 by (i) (a) UNITED DOMINION REALTY TRUST, INC., a Virginia corporation (“UDRT”), (b) WOODLAKE VILLAGE, L.P., a California limited partnership (“Woodlake”) (individually and collectively, UDRT and Woodlake, “Original Borrower”), (c) HERITAGE – ASPEN COURT L.P., an Arizona limited partnership (“Aspen”), (d) SOUTH WEST PROPERTIES, L.P., a Delaware limited partnership (“South West”), (e) AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company (“Crown Pointe”), (f) HERITAGE – GENTRY PLACE L.P., an Arizona limited partnership (“Gentry Derby”), (g) AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company (“Hilltop”), (h) UNITED DOMINION REALTY, L.P., a Virginia limited partnership (“UDR”), (i) HERITAGE – SMITH SUMMIT L.P., an Arizona limited partnership (“Smith Summit”), (j) UDR SUMMIT RIDGE, L.P., a Delaware limited partnership (“Summit Ridge”), (k) UDRT OF NORTH CAROLINA, L.L.C., a North Carolina limited liability company (“UDRT-NC”) (individually and collectively, Aspen, South West, Crown Pointe, Gentry Place, Hilltop, UDR, Smith Summit, Summit Ridge and UDRT-NC, “Additional Borrower”) (individually and collectively, Original Borrower and Additional Borrower, “Borrower”) and (ii) ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (“Lender”).
RECITALS
     A. Pursuant to that certain Master Credit Facility Agreement dated as of December 12, 2001, (the “Master Agreement”) Original Borrower and Lender agreed to the terms and conditions under which Lender would establish a credit facility in the original amount of $300,000,000 and make Base and Revolving Advances to Original Borrower.
     B. Pursuant to that certain First Reaffirmation and Joinder Agreement dated as of even date herewith, each Additional Borrower joined into the Master Agreement as if they were each an Original Borrower.
     C. All of the Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreement and Other Loan Documents, dated as of December 12, 2001 (the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.
     D. The parties are executing this Amendment pursuant to the Master Agreement to reflect the addition of nine (9) Mortgaged Properties commonly known as Aspen Court owed by Aspen, Braesridge owned by South West, Crown Pointe owned by Crown Pointe, Derby Park owned by Gentry Derby, Hilltop owned by Hilltop, Riverwood owned by UDR, The Summit owned by Smith Summit, Summit Ridge owned by Summit Ridge, and Village at Cliffdale owned by UDRT-NC, to the Collateral Pool.

     NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
     Section 1. Addition of Mortgaged Property. The Mortgaged Properties commonly known as Aspen Court, Braesridge, Crown Pointe, Derby Park, Hilltop, Riverwood, The Summit, Summit Ridge, and Village at Cliffdale are hereby added to the Collateral Pool under the Master Agreement.
     Section 2. Exhibit A. Exhibit A to the Master Agreement is hereby deleted and replaced with the Exhibit A attached to this Amendment.
     Section 3. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
     Section 4. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
     Section 5. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
     Section 6. Applicable Law. The provisions of Section 23.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
[Signatures follow on next page]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
BORROWER

UNITED DOMINION REALTY TRUST, INC., a Virginia corporation

By: Name:	/s/ Ella S. Neyland Ella S. Neyland
Title:	Executive Vice President and Treasurer

WOODLAKE VILLAGE, L.P., a California limited partnership

By:	UNITED DOMINION REALTY, L.P., a Virginia limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST, INC., a Virginia corporation, its General Partner

		By: Name:	/s/ Ella S. Neyland Ella S. Neyland
		Title:	Executive Vice President and Treasurer

HERITAGE – ASPEN COURT L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its General Partner

	By: Name:	/s/ Ella S. Neyland Ella S. Neyland
	Title:	Executive Vice President and Treasurer
[Signatures Continue]

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SOUTH WEST PROPERTIES, L.P.,
a Delaware limited partnership

By:	UDR HOLDINGS, LLC, a Virginia limited liability
company, its General Partner

	By:	UNITED DOMINION REALTY, L.P., a Virginia
limited partnership, its Sole Member

		By:	UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation, its General Partner

			By: Name:	/s/ Ella S. Neyland Ella S. Neyland
			Title:	Executive Vice President and Treasurer

AAC/FSC CROWN POINTE INVESTORS, LLC,
a Washington limited liability company

By:	AAC/FSC SEATTLE PROPERTIES, LLC, a Delaware limited
liability company, its Managing Member

	By:	UNITED DOMINION REALTY, L.P., a Virginia
limited partnership, its Managing Member

		By:	UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation, its General Partner

			By: Name:	/s/ Ella S. Neyland Ella S. Neyland
			Title:	Executive Vice President and Treasurer

HERITAGE – GENTRY PLACE L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its General Partner

	By: Name:	/s/ Ella S. Neyland Ella S. Neyland
	Title:	Executive Vice President and Treasurer
[Signatures Continue]

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AAC/FSC HILLTOP INVESTORS, LLC,
a Washington limited liability company

By:	AAC/FSC SEATTLE PROPERTIES, LLC, a Delaware
limited liability company, its Managing Member

	By:	UNITED DOMINION REALTY, L.P., a Virginia
limited partnership, its Managing Member

		By:	UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation, its General Partner

			By: Name:	/s/ Ella S. Neyland Ella S. Neyland
			Title :	Executive Vice President and Treasurer

UNITED DOMINION REALTY, L.P.,
a Virginia limited partnership, Sole Member

By:	UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation, General Partner

	By: Name:	/s/ Ella S. Neyland Ella S. Neyland
	Title:	Executive Vice President and Treasurer

HERITAGE – SMITH SUMMIT L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its General Partner

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer
[Signatures Continue]

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UDR SUMMIT RIDGE, L.P.,
a Delaware limited partnership

By:	SOUTH WEST REIT HOLDING, INC.
a Texas corporation, its General Partner

	By: Name:	/s/ Ella S. Neyland Ella S. Neyland
	Title:	Executive Vice President and Treasurer

UDRT OF NORTH CAROLINA, L.L.C.,
a North Carolina limited liability company

By:	UDR of NC, Limited Partnership,
a North Carolina limited partnership, its Sole Member

	By:	UDR of North Carolina, Inc.
a North Carolina corporation, its General Partner

		By: Name:	/s/ Ella S. Neyland Ella S. Neyland
		Title:	Executive Vice President and Treasurer
[Signatures Continue]

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LENDER
ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership

By:	ACMC Realty, Inc., a California Corporation, its General Partner

	By: Name:	/s/ Kathy Millhouse Kathy Millhouse
	Title:	Senior Vice President

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EXHIBIT A
SCHEDULE OF INITIAL MORTGAGED PROPERTIES
AND INITIAL VALUATIONS

Property Name	Property Address	Initial Valuation
	200 Bicentennial Circle
Woodlake Village	Sacramento, CA 95826	$44,800,000

	2305 Ashcroft
Aspen Court	Arlington, TX 76006	$5,700,000

	11100 Braesridge
Braesridge	Houston, TX 77071	$14,650,00

	3788 NE 4th Street
Crown Pointe	Renton, WA 98056	$11,900,000

	606 W. Safari Parkway
Derby Park	Grand Prairie, TX 75050	$15,900,000

	500 Monroe Avenue NE
Hilltop	Renton, WA 98056	$11,000,000

	1045 Holcomb Bridge Road
Riverwood	Roswell, GA 30076	$16,750,000

	1057 Americana Lane
The Summit	Mesquite, TX 75150	$12,250,000

	1604 Ridge Haven Drive
Summit Ridge	Arlington, TX 76011	$11,000,000

	567 Cutchen Lane
Village at Cliffdale	Fayetteville, NC 28314	$16,500,000

A-1

SECOND AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT
     THIS SECOND AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of the 24th day of January, 2002 by (i) (a) UNITED DOMINION REALTY TRUST, INC., a Virginia corporation (“UDRT”), (b) WOODLAKE VILLAGE, L.P., a California limited partnership (“Woodlake”) (individually and collectively, UDRT and Woodlake, “Original Borrower”), (c) HERITAGE – ASPEN COURT L.P., an Arizona limited partnership (“Aspen”), (d) SOUTH WEST PROPERTIES, L.P., a Delaware limited partnership (“South West”), (e) AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company (“Crown Pointe”), (f) HERITAGE – GENTRY PLACE L.P., an Arizona limited partnership (“Gentry Derby”), (g) AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company (“Hilltop”), (h) UNITED DOMINION REALTY, L.P., a Virginia limited partnership (“UDR”), (i) HERITAGE – SMITH SUMMIT L.P., an Arizona limited partnership (“Smith Summit”), (j) UDR SUMMIT RIDGE, L.P., a Delaware limited partnership (“Summit Ridge”), (k) UDRT OF NORTH CAROLINA, L.L.C., a North Carolina limited liability company (“UDRT-NC”) (individually and collectively, Aspen, South West, Crown Pointe, Gentry Place, Hilltop, UDR, Smith Summit, Summit Ridge and UDRT-NC, “First Additional Borrower”), (l) UDR BEAUMONT, LLC, a Virginia limited liability company (“Beaumont”), (m) HERITAGE – CHELSEA PARK L.P., an Arizona limited partnership (“Chelsea”), (n) HERITAGE – COUNTRY CLUB PLACE L.P., an Arizona limited partnership (“Country Club”), and (o) CONTEMPO HEIGHTS L.L.C., an Arizona limited liability company (“Contempo Stonegate”) (individually and collectively, Beaumont, Chelsea, Country Club and Contempo Stonegate, “Second Additional Borrower”) (individually and collectively, Original Borrower, First Additional Borrower, and Second Additional Borrower, “Borrower”) and (ii) ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (“Lender”).
RECITALS
     A. Pursuant to that certain Master Credit Facility Agreement dated as of December 12, 2001, (the “Master Agreement”) Original Borrower and Lender agreed to the terms and conditions under which Lender would establish a credit facility in the original amount of $300,000,000 and make Base and Revolving Advances to Original Borrower.
     B. Pursuant to that certain First Reaffirmation and Joinder Agreement dated as of January 14, 2002, each First Additional Borrower joined into the Master Agreement as if each were an Original Borrower.
     C. Pursuant to that certain First Amendment to Master Credit Facility Agreement dated as of January 14, 2002, Original Borrower and First Additional Borrower added nine (9) Mortgaged Properties commonly known as Aspen Court owned by Aspen, Braesridge owned by South West, Crown Pointe owned by Crown Pointe, Derby Park owned by Gentry Derby, Hilltop owned by Hilltop, Riverwood owned by UDR, The Summit owned by Smith Summit, Summit Ridge owned by Summit Ridge, and Village at Cliffdale owned by UDRT-NC, to the Collateral Pool.

     D. All of the Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreement and Other Loan Documents, dated as of December 12, 2001 (the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.
     E. The parties are executing this Amendment to the Master Agreement to reflect the addition of six (6) Mortgaged Properties commonly known as Beaumont owned by Beaumont, Chelsea Park owned by Chelsea, Country Club Place owned by Country Club, Dunwoody Pointe owned by UDRT, Stonegate owned by Contempo Stonegate, and Trinity Park owned by UDRT-NC, to the Collateral Pool.
     NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
     Section 1. Addition of Mortgaged Property. The Mortgaged Properties commonly known as Beaumont, Chelsea Park, Country Club Place, Dunwoody Pointe, Stonegate and Trinity Park are hereby added to the Collateral Pool under the Master Agreement.
     Section 2. Exhibit A. Exhibit A to the Master Agreement is hereby deleted and replaced with the Exhibit A attached to this Amendment.
     Section 3. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
     Section 4. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
     Section 5. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
     Section 6. Applicable Law. The provisions of Section 23.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
[Signatures follow on next page]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
BORROWER
UNITED DOMINION REALTY TRUST, INC., a Virginia corporation

By:	/s/ Ella S. Neyland

Name:	Ella S. Neyland
Title:	Executive Vice President and Treasurer

WOODLAKE VILLAGE, L.P., a California limited partnership

By:	UNITED DOMINION REALTY, L.P., a Virginia limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST, INC., a Virginia
corporation, its General Partner

		By:	/s/ Ella S. Neyland

		Name:	Ella S. Neyland
		Title:	Executive Vice President and Treasurer

HERITAGE – ASPEN COURT L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its General Partner

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer
[Signatures Continue]

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SOUTH WEST PROPERTIES, L.P.,
a Delaware limited partnership

By:	UDR HOLDINGS, LLC, a Virginia limited liability
company, its General Partner

	By:	UNITED DOMINION REALTY, L.P., a Virginia
limited partnership, its Sole Member

		By:	UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation, its General Partner

			By:	/s/ Ella S. Neyland

			Name:	Ella S. Neyland
			Title:	Executive Vice President and Treasurer

AAC/FSC CROWN POINTE INVESTORS, LLC,
a Washington limited liability company

By:	AAC/FSC SEATTLE PROPERTIES, LLC, a Delaware limited
liability company, its Managing Member

	By:	UNITED DOMINION REALTY, L.P., a Virginia
limited partnership, its Managing Member

		By:	UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation, its General Partner

			By:	/s/ Ella S. Neyland

			Name:	Ella S. Neyland
			Title:	Executive Vice President and Treasurer

HERITAGE – GENTRY PLACE L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its General Partner

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer
[Signatures Continue]

4

AAC/FSC HILLTOP INVESTORS, LLC,
a Washington limited liability company

By:	AAC/FSC SEATTLE PROPERTIES, LLC, a Delaware
limited liability company, its Managing Member

	By:	UNITED DOMINION REALTY, L.P., a Virginia
limited partnership, its Managing Member

		By:	UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation, its General Partner

			By:	/s/ Ella S. Neyland

			Name:	Ella S. Neyland
			Title:	Executive Vice President and Treasurer

UNITED DOMINION REALTY, L.P.,
a Virginia limited partnership, Sole Member

By:	UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation, General Partner

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer

HERITAGE – SMITH SUMMIT L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its General Partner

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer
[Signatures Continue]

5

UDR SUMMIT RIDGE, L.P.,
a Delaware limited partnership

By:	SOUTH WEST REIT HOLDING, INC.
a Texas corporation, its General Partner

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer

UDRT OF NORTH CAROLINA, L.L.C.,
a North Carolina limited liability company

By:	UDR OF NC, Limited Partnership,
a North Carolina limited partnership, its Sole Member

	By:	UDR OF NORTH CAROLINA, INC.,
a North Carolina corporation, its General Partner

		By:	/s/ Ella S. Neyland

		Name:	Ella S. Neyland
		Title:	Executive Vice President and Treasurer

UDR BEAUMONT, LLC,
a Virginia limited liability company

By:	HERITAGE COMMUNITIES L.P.,
a Delaware limited partnership, its Manager

	By:	ASR INVESTMENTS CORPORATION,
a Maryland corporation, its General Partner

		By:	/s/ Ella S. Neyland

		Name:	Ella S. Neyland
		Title:	Executive Vice President and Treasurer
[Signatures Continue]

6

HERITAGE – CHELSEA PARK L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its General Partner

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer

HERITAGE – COUNTRY CLUB PLACE L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its General Partner
	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer

CONTEMPO HEIGHTS L.L.C.,
an Arizona limited liability company

By:	ASC PROPERTIES, INC.,
an Arizona corporation, its Managing Member

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer
[Signatures Continue]

7

LENDER
ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership

By:	ACMC Realty, Inc., a California Corporation, its General Partner

	By:	/s/ Kathy Millhouse

	Name:	Kathy Millhouse
	Title:	Senior Vice President

8

EXHIBIT A
SCHEDULE OF INITIAL MORTGAGED PROPERTIES
AND INITIAL VALUATIONS

Property Name	Property Address	Initial Valuation
Woodlake Village	200 Bicentennial Circle	$44,800,000
	Sacramento, CA 95826
Aspen Court	2305 Ashcroft	$5,700,000
	Arlington, TX 76006
Braesridge	11100 Braesridge	$14,650,00
	Houston, TX 77071
Crown Pointe	3788 NE 4th Street	$11,900,000
	Renton, WA 98056
Derby Park	606 W. Safari Parkway	$15,900,000
	Grand Prairie, TX 75050
Hilltop	500 Monroe Avenue NE	$11,000,000
	Renton, WA 98056
Riverwood	1045 Holcomb Bridge Road	$16,750,000
	Roswell, GA 30076
The Summit	1057 Americana Lane	$12,250,000
	Mesquite, TX 75150
Summit Ridge	1604 Ridge Haven Drive	$11,000,000
	Arlington, TX 76011
Village at Cliffdale	567 Cutchen Lane	$16,500,000
	Fayetteville, NC 28314
Beaumont	8504 82nd Street, S.W.	$15,200,000
	Lakewood, WA 98498
Chelsea Park	11000 Crescent Moon	$7,700,000
	Houston, TX 77064
Country Club Place	1111 Golfview	$7,000,000
	Richmond, TX 77469
Dunwoody Pointe	7901 Roswell Road	$14,100,000
	Atlanta, GA 30350
Stonegate	825 S. Alma School Road	$7,400,000
	Mesa, AZ 85210
Trinity Park	5301 Creek Ridge Lane	$22,540,000
	Raleigh, NC 27607

A-1

THIRD AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT
     THIS THIRD AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of the 21st day of March, 2002 by (i) (a) UNITED DOMINION REALTY TRUST, INC., a Virginia corporation (“UDRT”), (b) WOODLAKE VILLAGE, L.P., a California limited partnership (“Woodlake”) (individually and collectively, UDRT and Woodlake, “Original Borrower”), (c) HERITAGE – ASPEN COURT L.P., an Arizona limited partnership (“Aspen”), (d) SOUTH WEST PROPERTIES, L.P., a Delaware limited partnership (“South West”), (e) AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company (“Crown Pointe”), (f) HERITAGE – GENTRY PLACE L.P., an Arizona limited partnership (“Gentry Derby”), (g) AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company (“Hilltop”), (h) UNITED DOMINION REALTY, L.P., a Virginia limited partnership (“UDR”), (i) HERITAGE – SMITH SUMMIT L.P., an Arizona limited partnership (“Smith Summit”), (j) UDR SUMMIT RIDGE, L.P., a Delaware limited partnership (“Summit Ridge”), (k) UDRT OF NORTH CAROLINA, L.L.C., a North Carolina limited liability company (“UDRT-NC”) (individually and collectively, Aspen, South West, Crown Pointe, Gentry Place, Hilltop, UDR, Smith Summit, Summit Ridge and UDRT-NC, “First Additional Borrower”), (l) UDR BEAUMONT, LLC, a Virginia limited liability company (“Beaumont”), (m) HERITAGE – CHELSEA PARK L.P., an Arizona limited partnership (“Chelsea”), (n) HERITAGE – COUNTRY CLUB PLACE L.P., an Arizona limited partnership (“Country Club”), (o) CONTEMPO HEIGHTS L.L.C., an Arizona limited liability company (“Contempo Stonegate”), (individually and collectively, Beaumont, Chelsea, Country Club and Contempo Stonegate, “Second Additional Borrower”), (p) HERITAGE – ARBOR TERRACE I, L.L.C., an Arizona limited liability company (“Arbor I”), (q) HERITAGE – ARBOR TERRACE II, L.L.C., an Arizona limited liability company (“Arbor II”), (r) AAC FUNDING PARTNERSHIP II, a Delaware general partnership (“AAC”), and (s) JAMESTOWN OF ST. MATTHEWS LIMITED PARTNERSHIP, an Ohio limited partnership (“Jamestown of St. Matthews”) (individually and collectively, Arbor I, Arbor II, AAC, and Jamestown of St. Matthews, “Third Additional Borrower”) (individually and collectively, Original Borrower, First Additional Borrower, Second Additional Borrower and Third Additional Borrower, “Borrower”) and (ii) ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (“Lender”).
RECITALS
     A. Pursuant to that certain Master Credit Facility Agreement dated as of December 12, 2001, (the “Master Agreement”) Original Borrower and Lender agreed to the terms and conditions under which Lender would establish a credit facility in the original amount of $300,000,000 and make Base and Revolving Advances to Original Borrower.
     B. Pursuant to that certain First Reaffirmation and Joinder Agreement dated as of January 14, 2002, each First Additional Borrower joined into the Master Agreement as if each were an Original Borrower.
     C. Pursuant to that certain First Amendment to Master Credit Facility Agreement dated as of January 14, 2002, Original Borrower and First Additional Borrower added nine (9)

Mortgaged Properties commonly known as Aspen Court owned by Aspen, Braesridge owned by South West, Crown Pointe owned by Crown Pointe, Derby Park owned by Gentry Derby, Hilltop owned by Hilltop, Riverwood owned by UDR, The Summit owned by Smith Summit, Summit Ridge owned by Summit Ridge, and Village at Cliffdale owned by UDRT-NC, to the Collateral Pool.
     D. Pursuant to the certain Second Reaffirmation and Joinder Agreement dated as of January 24, 2002, each Second Additional Borrower joined into the Master Agreement as if each were an Original Borrower.
     E. Pursuant to that certain Second Amendment to Master Credit Facility Agreement dated as of January 24, 2002, Original Borrower, First Additional Borrower and Second Additional Borrower added six (6) Mortgaged Properties commonly known as Beaumont owned by Beaumont, Chelsea Park owned by Chelsea, Country Club Place owned by Country Club, Dunwoody Pointe owned by UDRT, Stonegate owned by Contempo Stonegate, and Trinity Park owned by UDRT-NC, to the Collateral Pool.
     F. All of the Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreement and Other Loan Documents, dated as of December 12, 2001 (the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.
     G. The parties are executing this Amendment to the Master Agreement to (i) reflect the addition of fourteen (14) Mortgaged Properties commonly known American Heritage owned by AAC, Arbor Terrace I owned by Arbor I, Arbor Terrace II owned by Arbor II, Brandywine owned by AAC, Foothills owned by AAC, Jamestown of St. Matthews owned by Jamestown of St. Matthews, Jamestown of Toledo owned by AAC, Kings Gate owned by AAC, Lakewood owned by AAC, Lancaster Commons owned by AAC, Lancaster Lakes owned by AAC, Nemoke owned by AAC, Sugar Mill Creek owned by AAC, and Tualatin Heights owned by UDR, to the Collateral Pool and (ii) reflect changes to the notice provision as set forth below.
     NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
     Section 1. Addition of Mortgaged Property. The Mortgaged Properties commonly known as Arbor Terrace I, Arbor Terrace II, American Heritage, Brandywine, Foothills, Jamestown of St. Matthews, Jamestown of Toledo, Kings Gate, Lakewood, Lancaster Commons, Lancaster Lakes, Nemoke, Sugar Mill Creek, Tualatin Heights are hereby added to the Collateral Pool under the Master Agreement.
     Section 2. Arbor Terrace. Section 7.03(f) is hereby amended by adding the following new language to the end thereof:

2

“; notwithstanding the foregoing, neither of the Mortgaged Properties commonly known as Arbor Terrace I and Arbor Terrace II located in Port Orchard, Washington, shall be released from the Collateral Pool unless both Arbor Terrace I and Arbor Terrace II are released from the Collateral Pool simultaneously.”
     Section 3. Exhibit A. Exhibit A to the Master Agreement is hereby deleted and replaced with the Exhibit A attached to this Amendment.
     Section 4. Lender Notices. Section 23.08 is hereby amended by deleting the notice provision for the Lender and replacing it with the following:
     As to the Lender:
ARCS Commercial Mortgage Co., L.P.
26901 Agoura Road, #200
Calabasas Hills, California 91301
Attn: Timothy L. White
Telecopy No.: (818) 880-3333
     with a copy to:
ARCS Commercial Mortgage
26901 Agoura Road, #200
Calabasas Hills, California 91301
Attn: Loan Administration Dept.
     Section 5. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
     Section 6. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
     Section 7. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
     Section 8. Applicable Law. The provisions of Section 23.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
[Signatures follow on next page]

3

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
BORROWER

UNITED DOMINION REALTY TRUST, INC., a Virginia corporation

By:	/s/ Ella S. Neyland

Name:	Ella S. Neyland
Title:	Executive Vice President and Treasurer

WOODLAKE VILLAGE, L.P., a California limited partnership

By:	UNITED DOMINION REALTY, L.P., a Virginia limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST, INC., a Virginia
corporation, its General Partner

		By:	/s/ Ella S. Neyland

		Name:	Ella S. Neyland
		Title:	Executive Vice President and Treasurer

HERITAGE — ASPEN COURT L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its General Partner

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer
[Signatures Continue]

4

SOUTH WEST PROPERTIES, L.P.,
a Delaware limited partnership

By:	UDR HOLDINGS, LLC, a Virginia limited liability
company, its General Partner

	By:	UNITED DOMINION REALTY, L.P., a Virginia
limited partnership, its Sole Member

		By:	UNITED DOMINION REALTY TRUST, INC., a Virginia corporation, its General Partner

			By:	/s/ Ella S. Neyland

Name: Ella S. Neyland Title: Executive Vice President and Treasurer
AAC/FSC CROWN POINTE INVESTORS, LLC,
a Washington limited liability company

By:	AAC/FSC SEATTLE PROPERTIES, LLC, a Delaware limited
liability company, its Managing Member

	By:	UNITED DOMINION REALTY, L.P., a Virginia
limited partnership, its Managing Member

		By:	UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation, its General Partner

			By:	/s/ Ella S. Neyland

Name: Ella S. Neyland
Title: Executive Vice President and Treasurer
HERITAGE – GENTRY PLACE L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION, an Arizona corporation, its General Partner

	By:	/s/ Ella S. Neyland

Name: Ella S. Neyland Title: Executive Vice President and Treasurer
[Signatures Continue]

5

AAC/FSC HILLTOP INVESTORS, LLC,
a Washington limited liability company

By:	AAC/FSC SEATTLE PROPERTIES, LLC, a Delaware limited liability company, its Managing Member

	By:	UNITED DOMINION REALTY, L.P., a Virginia limited partnership, its Managing Member

		By:	UNITED DOMINION REALTY TRUST, INC., a Virginia corporation, its General Partner

			By:	/s/ Ella S. Neyland

Name: Ella S. Neyland Title: Executive Vice President and Treasurer
UNITED DOMINION REALTY, L.P.,
a Virginia limited partnership, Sole Member

By:	UNITED DOMINION REALTY TRUST, INC., a Virginia corporation, General Partner

	By:	/s/ Ella S. Neyland

Name: Ella S. Neyland Title: Executive Vice President and Treasurer
HERITAGE – SMITH SUMMIT L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION, an Arizona corporation, its General Partner

	By:	/s/ Ella S. Neyland

Name: Ella S. Neyland Title: Executive Vice President and Treasurer
[Signatures Continue]

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UDR SUMMIT RIDGE, L.P.,
a Delaware limited partnership

By:	SOUTH WEST REIT HOLDING, INC. a Texas corporation, its General Partner

	By:	/s/ Ella S. Neyland

Name: Ella S. Neyland Title: Executive Vice President and Treasurer
UDRT OF NORTH CAROLINA, L.L.C.,
a North Carolina limited liability company

By:	UDR OF NC, Limited Partnership, a North Carolina limited partnership, its Sole Member

	By:	UDR OF NORTH CAROLINA, INC., a North Carolina corporation, its General Partner

		By:	/s/ Ella S. Neyland

Name: Ella S. Neyland Title: Executive Vice President and Treasurer
UDR BEAUMONT, LLC,
a Virginia limited liability company

By:	HERITAGE COMMUNITIES L.P., a Delaware limited partnership, its Manager

	By:	ASR INVESTMENTS CORPORATION, a Maryland corporation, its General Partner

		By:	/s/ Ella S. Neyland

Name: Ella S. Neyland Title: Executive Vice President and Treasurer
[Signatures Continue]

7

HERITAGE – CHELSEA PARK L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION, an Arizona corporation, its General Partner

	By:	/s/ Ella S. Neyland

Name: Ella S. Neyland Title: Executive Vice President and Treasurer
HERITAGE – COUNTRY CLUB PLACE L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION, an Arizona corporation, its General Partner

	By:	/s/ Ella S. Neyland

Name: Ella S. Neyland Title: Executive Vice President and Treasurer
CONTEMPO HEIGHTS L.L.C.,
an Arizona limited liability company

By:	ASC PROPERTIES, INC., an Arizona corporation, its Managing Member

	By:	/s/ Ella S. Neyland

Name: Ella S. Neyland Title: Executive Vice President and Treasurer
[Signatures Continue]

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HERITAGE – ARBOR TERRACE I, L.L.C.,
an Arizona limited liability company

By:	HERITAGE SGP CORPORATION, an Arizona corporation, its Managing Member

	By:	/s/ Ella S. Neyland

Name: Ella S. Neyland Title: Executive Vice President and Treasurer
HERITAGE – ARBOR TERRACE II, L.L.C.,
an Arizona limited liability company

By:	HERITAGE SGP CORPORATION, an Arizona corporation, its Managing Member

	By:	/s/ Ella S. Neyland

Name: Ella S. Neyland Title: Executive Vice President and Treasurer
AAC FUNDING PARTNERSHIP II,
a Delaware general partnership

By:	UNITED DOMINION REALTY, L.P., a Virginia limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST, INC., a Virginia corporation, its General Partner

		By:	/s/ Ella S. Neyland

Name: Ella S. Neyland Title: Executive Vice President and Treasurer
[Signatures Continue]

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JAMESTOWN OF ST. MATTHEWS LIMITED PARTNERSHIP,
an Ohio limited partnership

By:	UNITED DOMINION REALTY, L.P., a Virginia limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST, INC., a Virginia corporation, its General Partner

		By:	/s/ Ella S. Neyland

Name: Ella S. Neyland Title: Executive Vice President and Treasurer
[Signatures Continue]

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LENDER
ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership

By:	ACMC Realty, Inc., a California Corporation, its General Partner

	By:	/s/ Timothy L. White

Name: Timothy L. White Title: Chief Operating Officer

11

EXHIBIT A
SCHEDULE OF INITIAL MORTGAGED PROPERTIES
AND INITIAL VALUATIONS

Property Name	Property Address	Initial Valuation
Woodlake Village	200 Bicentennial Circle Sacramento, CA 95826	$44,800,000
Aspen Court	2305 Ashcroft Arlington, TX 76006	$5,700,000
Braesridge	11100 Braesridge Houston, TX 77071	$14,650,00
Crown Pointe	3788 NE 4th Street Renton, WA 98056	$11,900,000
Derby Park	606 W. Safari Parkway Grand Prairie, TX 75050	$15,900,000
Hilltop	500 Monroe Avenue NE Renton, WA 98056	$11,000,000
Riverwood	1045 Holcomb Bridge Road Roswell, GA 30076	$16,750,000
The Summit	1057 Americana Lane Mesquite, TX 75150	$12,250,000
Summit Ridge	1604 Ridge Haven Drive Arlington, TX 76011	$11,000,000
Village at Cliffdale	567 Cutchen Lane Fayetteville, NC 28314	$16,500,000
Beaumont	8504 82nd Street, S.W. Lakewood, WA 98498	$15,200,000
Chelsea Park	11000 Crescent Moon Houston, TX 77064	$7,700,000
Country Club Place	1111 Golfview Richmond, TX 77469	$7,000,000
Dunwoody Pointe	7901 Roswell Road Atlanta, GA 30350	$14,100,000
Stonegate	825 S. Alma School Road Mesa, AZ 85210	$7,400,000
Trinity Park	5301 Creek Ridge Lane Raleigh, NC 27607	$22,540,000
Arbor Terrace I	1800 Sidney Avenue Port Orchard, WA 98366	$7,913,043
Arbor Terrace II	1790 Sidney Avenue Port Orchard, WA 98366	$6,086,957
American Heritage	3325 Watkins Lake Road Waterford, MI 48328	$5,200,000

A-1

Property Name	Property Address	Initial Valuation
Brandywine Creek	3075 Endenhall Way East Lansing MI 48823	$20,200,000
Foothills Tennis Village	5 Marcia Way Roseville, CA 95747	$22,600,000
Jamestown of St. Matthews	900 Milford Lane St. Matthews, KY 40207	$17,100,000
Jamestown of Toledo	3215 Milstead Drive Toledo, OH 43606	$7,300,000
Kings Gate	44090 Kings Gate Drive Sterling Heights, MI 48314	$6,600,000
Lakewood	5735 Ridgeway Drive Haslett, MI 48840	$5,900,000
Lancaster Commons	2489 Coral Avenue NE Salem, OR 97305	$11,300,000
Lancaster Lakes	5147 Lancaster Hill Drive Clarkston, MI 48346	$18,500,000
Nemoke Trail	1765 Nemoke Trail Haslett, MI 48840	$19,000,000
Sugar Mill Creek	8500 Belcher Road Pinellas Park, FL 33781	$10,600,000
Tualatin Heights	9301 SW Sagert Road Tualatin, OR 97062	$14,575,000

A-2

FOURTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT
     THIS FOURTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of the 14th day of May, 2002 by (i) (a) UNITED DOMINION REALTY TRUST, INC., a Virginia corporation (“UDRT”), (b) WOODLAKE VILLAGE, L.P., a California limited partnership (“Woodlake”) (individually and collectively, UDRT and Woodlake, “Original Borrower”), (c) HERITAGE – ASPEN COURT L.P., an Arizona limited partnership (“Aspen”), (d) SOUTH WEST PROPERTIES, L.P., a Delaware limited partnership (“South West”), (e) AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company (“Crown Pointe”), (f) HERITAGE – GENTRY PLACE L.P., an Arizona limited partnership (“Gentry Derby”), (g) AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company (“Hilltop”), (h) UNITED DOMINION REALTY, L.P., a Virginia limited partnership (“UDR”), (i) HERITAGE – SMITH SUMMIT L.P., an Arizona limited partnership (“Smith Summit”), (j) UDR SUMMIT RIDGE, L.P., a Delaware limited partnership (“Summit Ridge”), (k) UDRT OF NORTH CAROLINA, L.L.C., a North Carolina limited liability company (“UDRT-NC”) (individually and collectively, Aspen, South West, Crown Pointe, Gentry Place, Hilltop, UDR, Smith Summit, Summit Ridge and UDRT-NC, “First Additional Borrower”), (l) UDR BEAUMONT, LLC, a Virginia limited liability company (“Beaumont”), (m) HERITAGE – CHELSEA PARK L.P., an Arizona limited partnership (“Chelsea”), (n) HERITAGE – COUNTRY CLUB PLACE L.P., an Arizona limited partnership (“Country Club”), (o) CONTEMPO HEIGHTS L.L.C., an Arizona limited liability company (“Contempo Stonegate”), (individually and collectively, Beaumont, Chelsea, Country Club and Contempo Stonegate, “Second Additional Borrower”), (p) HERITAGE – ARBOR TERRACE I, L.L.C., an Arizona limited liability company (“Arbor I”), (q) HERITAGE – ARBOR TERRACE II, L.L.C., an Arizona limited liability company (“Arbor II”), (r) AAC FUNDING PARTNERSHIP II, a Delaware general partnership (“AAC”), and (s) JAMESTOWN OF ST. MATTHEWS LIMITED PARTNERSHIP, an Ohio limited partnership (“Jamestown of St. Matthews”) (individually and collectively, Arbor I, Arbor II, AAC, and Jamestown of St. Matthews, “Third Additional Borrower”) (individually and collectively, Original Borrower, First Additional Borrower, Second Additional Borrower and Third Additional Borrower, “Borrower”) and (ii) ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (“Lender”).
RECITALS
     A. Pursuant to that certain Master Credit Facility Agreement dated as of December 12, 2001, (the “Master Agreement”) Original Borrower and Lender agreed to the terms and conditions under which Lender would establish a credit facility in the original amount of $300,000,000 and make Base and Revolving Advances to Original Borrower.
     B. Pursuant to that certain First Reaffirmation and Joinder Agreement dated as of January 14, 2002, each First Additional Borrower joined into the Master Agreement as if each were an Original Borrower.
     C. Pursuant to that certain First Amendment to Master Credit Facility Agreement dated as of January 14, 2002, Original Borrower and First Additional Borrower added nine (9)

Mortgaged Properties commonly known as Aspen Court owned by Aspen, Braesridge owned by South West, Crown Pointe owned by Crown Pointe, Derby Park owned by Gentry Derby, Hilltop owned by Hilltop, Riverwood owned by UDR, The Summit owned by Smith Summit, Summit Ridge owned by Summit Ridge, and Village at Cliffdale owned by UDRT-NC, to the Collateral Pool.
     D. Pursuant to that certain Second Reaffirmation and Joinder Agreement dated as of January 24, 2002, each Second Additional Borrower joined into the Master Agreement as if each were an Original Borrower.
     E. Pursuant to that certain Second Amendment to Master Credit Facility Agreement dated as of January 24, 2002, Original Borrower, First Additional Borrower and Second Additional Borrower added six (6) Mortgaged Properties commonly known as Beaumont owned by Beaumont, Chelsea Park owned by Chelsea, Country Club Place owned by Country Club, Dunwoody Pointe owned by UDRT, Stonegate owned by Contempo Stonegate, and Trinity Park owned by UDRT-NC, to the Collateral Pool.
     F. Pursuant to that certain Third Reaffirmation and Joinder Agreement dated as of March 21, 2002, each Third Additional Borrower joined into the Master Agreement as if each were an Original Borrower.
     G. Pursuant to that certain Third Amendment to Master Credit Facility Agreement dated as of March 21, 2002, Borrower added fourteen (14) Mortgaged Properties commonly known American Heritage owned by AAC, Arbor Terrace I owned by Arbor I, Arbor Terrace II owned by Arbor II, Brandywine owned by AAC, Foothills owned by AAC, Jamestown of St. Matthews owned by Jamestown of St. Matthews, Jamestown of Toledo owned by AAC, Kings Gate owned by AAC, Lakewood owned by AAC, Lancaster Commons owned by AAC, Lancaster Lakes owned by AAC, Nemoke owned by AAC, Sugar Mill Creek owned by AAC, and Tualatin Heights owned by UDR, to the Collateral Pool.
     H. All of the Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreement and Other Loan Documents, dated as of December 12, 2001 (the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.
     I. The parties are executing this Amendment to the Master Agreement to reflect a conversion of a portion of the Revolving Facility to the Base Facility Commitment.
     NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
     Section 1. Conversion. The Revolving Facility shall be reduced by, and the Base Facility Commitment shall be increased by, $150,000,000, and the definitions of “Revolving

2

Facility Commitment” and “Base Facility Commitment” are hereby replaced in their entirety by the following new definitions:
     “Base Facility Commitment” means $150,000,000, plus such amount as the Borrower may elect to add to the Base Facility Commitment in accordance with Articles III or VIII.
     “Revolving Facility Commitment” means an aggregate amount of $134,513,000, evidenced by the Revolving Facility Note in the form attached hereto as Exhibit I, plus such amount as the Borrower may elect to add to the Revolving Facility Commitment in accordance with Article VIII, and less such amount as the Borrower may elect to convert from the Revolving Facility Commitment to the Base Facility Commitment in accordance with Article III and less such amount by which the Borrower may elect to reduce the Revolving Facility Commitment in accordance with Article IX.
     Section 2. Notes. In connection with the conversion, Borrower has executed and delivered that certain Base Facility Note in the amount of $100,000,000, that certain Base Facility Note in the amount of $50,000,000, and that certain Amended and Restated Multifamily Revolving Facility Note in the amount of $134,513,000, each dated as of even date herewith.
     Section 3. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
     Section 4. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
     Section 5. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
     Section 6. Applicable Law. The provisions of Section 23.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
[Signatures follow on next page]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
BORROWER
UNITED DOMINION REALTY TRUST, INC., a Virginia corporation

By:	/s/ Ella S. Neyland

Name:	Ella S. Neyland
Title:	Executive Vice President and Treasurer

WOODLAKE VILLAGE, L.P., a California limited partnership

By:	UNITED DOMINION REALTY, L.P., a Virginia limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST, INC., a Virginia
corporation, its General Partner

		By:	/s/ Ella S. Neyland
		Name:	Ella S. Neyland
		Title:	Executive Vice President and Treasurer

HERITAGE — ASPEN COURT L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its General Partner

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer
[Signatures Continue]

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SOUTH WEST PROPERTIES, L.P.,
a Delaware limited partnership

By:	UDR HOLDINGS, LLC, a Virginia limited liability
company, its General Partner

	By:	UNITED DOMINION REALTY, L.P., a Virginia
limited partnership, its Sole Member

		By:	UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation, its General Partner

			By:	/s/ Ella S. Neyland
			Name:	Ella S. Neyland
			Title:	Executive Vice President and Treasurer

AAC/FSC CROWN POINTE INVESTORS, LLC,
a Washington limited liability company

By:	AAC/FSC SEATTLE PROPERTIES, LLC, a Delaware limited
liability company, its Managing Member

	By:	UNITED DOMINION REALTY, L.P., a Virginia
limited partnership, its Managing Member

		By:	UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation, its General Partner

			By:	/s/ Ella S. Neyland
			Name:	Ella S. Neyland
			Title:	Executive Vice President and Treasurer

HERITAGE — GENTRY PLACE L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its General Partner

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer
[Signatures Continue]

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AAC/FSC HILLTOP INVESTORS, LLC,
a Washington limited liability company

By:	AAC/FSC SEATTLE PROPERTIES, LLC, a Delaware
limited liability company, its Managing Member

	By:	UNITED DOMINION REALTY, L.P., a Virginia
limited partnership, its Managing Member

		By:	UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation, its General Partner

			By:	/s/ Ella S. Neyland

			Name:	Ella S. Neyland
			Title:	Executive Vice President and Treasurer

UNITED DOMINION REALTY, L.P.,
a Virginia limited partnership, Sole Member

By:	UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation, General Partner

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer

HERITAGE — SMITH SUMMIT L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its General Partner

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer
[Signatures Continue]

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UDR SUMMIT RIDGE, L.P.,
a Delaware limited partnership

By:	SOUTH WEST REIT HOLDING, INC.
a Texas corporation, its General Partner

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer

UDRT OF NORTH CAROLINA, L.L.C.,
a North Carolina limited liability company

By:	UDR OF NC, Limited Partnership,
a North Carolina limited partnership, its Sole Member

	By:	UDR OF NORTH CAROLINA, INC.,
a North Carolina corporation, its General Partner

		By: Name:	/s/ Ella S. Neyland Ella S. Neyland
		Title:	Executive Vice President and Treasurer

UDR BEAUMONT, LLC,
a Virginia limited liability company

By:	HERITAGE COMMUNITIES L.P.,
a Delaware limited partnership, its Manager

	By:	ASR INVESTMENTS CORPORATION,
a Maryland corporation, its General Partner

		By:	/s/ Ella S. Neyland

		Name:	Ella S. Neyland
		Title:	Executive Vice President and Treasurer
[Signatures Continue]

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HERITAGE — CHELSEA PARK L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its General Partner

	By: Name:	/s/ Ella S. Neyland Ella S. Neyland
	Title:	Executive Vice President and Treasurer

HERITAGE — COUNTRY CLUB PLACE L.P.,
an Arizona limited partnership

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its General Partner

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer

CONTEMPO HEIGHTS L.L.C.,
an Arizona limited liability company

By:	ASC PROPERTIES, INC.,
an Arizona corporation, its Managing Member

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer
[Signatures Continue]

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HERITAGE — ARBOR TERRACE I, L.L.C.,
an Arizona limited liability company

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its Managing Member

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer

HERITAGE — ARBOR TERRACE II, L.L.C.,
an Arizona limited liability company

By:	HERITAGE SGP CORPORATION,
an Arizona corporation, its Managing Member

	By:	/s/ Ella S. Neyland

	Name:	Ella S. Neyland
	Title:	Executive Vice President and Treasurer

AAC FUNDING PARTNERSHIP II,
a Delaware general partnership

By:	UNITED DOMINION REALTY, L.P.,
a Virginia limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation, its General Partner

		By:	/s/ Ella S. Neyland

		Name:	Ella S. Neyland
		Title:	Executive Vice President and Treasurer
[Signatures Continue]

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JAMESTOWN OF ST. MATTHEWS LIMITED PARTNERSHIP,
an Ohio limited partnership

By:	UNITED DOMINION REALTY, L.P.,
a Virginia limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation, its General Partner

		By: Name:	/s/ Ella S. Neyland Ella S. Neyland
		Title:	Executive Vice President and Treasurer
[Signatures Continue]

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LENDER
ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership

By:	ACMC Realty, Inc., a California Corporation, its General Partner

	By: Name:	/s/ Shelly Eisenberg Shelly Eisenberg
	Title:	Vice President

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FIFTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT
THIS FIFTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of the 8th day of October, 2004 by and among (i) (a) UNITED DOMINION REALTY TRUST, INC., a Maryland corporation (“UDRT”), (b) WOODLAKE VILLAGE, L.P., a California limited partnership (“Woodlake”) (individually and collectively, UDRT and Woodlake, “Original Borrower”), (c) AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company (“Crown Pointe”), (d) AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company (“Hilltop”), (e) UNITED DOMINION REALTY, L.P., a Delaware limited partnership (“UDR”), (f) UDR OF NC, LIMITED PARTNERSHIP, a North Carolina limited partnership (“UDR NC”), (g) AAC FUNDING PARTNERSHIP II, a Delaware general partnership (“AAC”), (h) HERITAGE COMMUNITIES L.P., a Delaware limited partnership (“Heritage Communities”), and (i) UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership (“UDR Texas”) (individually and collectively, Original Borrower, Crown Pointe, Hilltop, UDR, UDR NC, AAC, Heritage Communities and UDR Texas, “Borrower”) and (ii) ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (“Lender”).
RECITALS
A. Pursuant to that certain Master Credit Facility Agreement dated as of December 12, 2001, (as amended from time to time, the “Master Agreement”) Original Borrower and Lender agreed to the terms and conditions under which Lender would establish a credit facility in the original amount of $300,000,000 and make Base and Revolving Advances to Original Borrower.
B. Pursuant to that certain First Reaffirmation and Joinder Agreement dated as of January 14, 2002, Heritage — Aspen Court L.P., an Arizona limited partnership (“Aspen”), South West Properties, L.P., a Delaware limited partnership (“South West”), Crown Pointe, Heritage - Gentry Place L.P., an Arizona limited partnership (“Gentry Place”), Hilltop, UDR, Heritage - Smith Summit L.P., an Arizona limited partnership (“Smith Summit”), UDR Summit Ridge L.P., a Delaware limited partnership (“Summit Ridge”) and UDR NC joined into the Master Agreement as if each were an Original Borrower.
C. Pursuant to that certain First Amendment to Master Credit Facility Agreement dated as of January 14, 2002, Borrower added nine (9) Mortgaged Properties commonly known as Aspen Court owned by Aspen, Braesridge owned by South West, Crown Pointe owned by Crown Pointe, Derby Park owned by Gentry Place, Hilltop owned by Hilltop, Riverwood owned by UDR, The Summit owned by Smith Summit, Summit Ridge owned by Summit Ridge, and Village at Cliffdale owned by UDR NC, to the Collateral Pool.
D. Pursuant to that certain Second Reaffirmation and Joinder Agreement dated as of January 24, 2002, UDR Beaumont, LLC, a Virginia limited liability company (“Beaumont”), Heritage - Chelsea Park L.P., an Arizona limited partnership (“Chelsea Park”), Heritage — Country Club Place L.P., an Arizona limited partnership (“Country Club”), and Contempo Heights L.L.C., an Arizona limited liability company (“Contempo Heights”) joined into the Master Agreement as if each were an Original Borrower.

E. Pursuant to that certain Second Amendment to Master Credit Facility Agreement dated as of January 24, 2002, Borrower added six (6) Mortgaged Properties commonly known as Beaumont owned by Beaumont, Chelsea Park owned by Chelsea, Country Club Place owned by Country Club, Dunwoody Pointe owned by UDRT, Stonegate owned by Contempo Heights, and Trinity Park owned by UDR NC, to the Collateral Pool.
F. Pursuant to that certain Third Reaffirmation and Joinder Agreement dated as of March 21, 2002, Heritage — Arbor Terrace I, L.L.C., an Arizona limited liability company (“Arbor I”), Heritage — Arbor Terrace II, L.L.C., an Arizona limited liability company (“Arbor II”), AAC and Jamestown of St. Matthews Limited Partnership, an Ohio limited partnership (“Jamestown of St. Matthews LP”), joined into the Master Agreement as if each were an Original Borrower.
G. Pursuant to that certain Third Amendment to Master Credit Facility Agreement dated as of March 21, 2002, Borrower added fourteen (14) Mortgaged Properties commonly known American Heritage owned by AAC, Arbor Terrace I owned by Arbor I, Arbor Terrace II owned by Arbor II, Brandywine owned by AAC, Foothills owned by AAC, Jamestown of St. Matthews owned by Jamestown of St. Matthews LP, Jamestown of Toledo owned by AAC, Kings Gate owned by AAC, Lakewood owned by AAC, Lancaster Commons owned by AAC, Lancaster Lakes owned by AAC, Nemoke owned by AAC, Sugar Mill Creek owned by AAC, and Tualatin Heights owned by UDR, to the Collateral Pool.
H. Pursuant to that certain Fourth Amendment to Master Credit Facility Agreement dated as of May 14, 2002, the Revolving Facility was reduced by, and the Base Facility Commitment was increased by, $150,000,000.00.
I. All of the Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreement and Other Loan Documents, dated as of December 12, 2001 (the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.
J. The parties are executing this Amendment to the Master Agreement to reflect (i) the succession by merger of (a) Heritage Communities to the rights and obligations under the Master Agreement of Arbor I, Arbor II, Aspen, Gentry Place, Smith Summit, Chelsea Park, Country Club and Beaumont and (b) UDR Texas to the rights and obligations of South West, Summit Ridge and Contempo Heights under the Master Agreement and (ii) the addition of the Mortgaged Properties commonly known as (a) Alexander Court, owned by UDR, and (b) Meadows at Kildaire, owned by UDR NC, to the Collateral Pool, (iii) the release of the Mortgaged Properties known as (a) American Heritage, owned by AAC, (b) Jamestown of St. Matthews, owned by Jamestown of St. Matthews LP, (c) Kings Gate, owned by AAC, and (d) Lakewood, owned by AAC, from the Collateral Pool, and (iv) the release of Jamestown of St. Matthews LP from each of the Loan Documents as a Borrower.
NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable

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consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
     Section 1. Release of Mortgaged Properties and Jamestown of St. Matthews LP. American Heritage, Jamestown of St. Matthews, Kings Gate, and Lakewood are hereby released from the Collateral Pool under the Master Agreement. Jamestown of St. Matthews LP is hereby released from each of the Loan Documents as a Borrower.
     Section 2. Addition of Mortgaged Properties, Heritage Community and UDR Texas. Alexander Court and Meadows at Kildaire are hereby added to the Collateral Pool as additional Mortgaged Properties under the Master Agreement. Both Heritage Communities and UDR Texas hereby join the Master Agreement as a Borrower.
     Section 3. Exhibit A. Exhibit A to the Master Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.
     Section 4. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
     Section 5. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
     Section 6. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
     Section 7. Applicable Law. The provisions of Section 23.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
[Signatures follow on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
BORROWER
UNITED DOMINION REALTY TRUST, INC., a Maryland corporation

By:		/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President—Finance & Treasurer
WOODLAKE VILLAGE, L.P., a California limited partnership
By:	UNITED DOMINION REALTY, L.P., a Delaware limited partnership, its General Partner
By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

By:		/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President—Finance & Treasurer
AAC/FSC CROWN POINTE INVESTORS, LLC,
a Washington limited liability company
By:	AAC SEATTLE I, INC., a Delaware corporation, its Administrative Member

By:		/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President—Finance & Treasurer
[Signatures Continue]

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AAC/FSC HILLTOP INVESTORS, LLC,
a Washington limited liability company
By:	AAC SEATTLE I, INC., a Delaware corporation, its Administrative Member

By:		/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President—Finance & Treasurer
UNITED DOMINION REALTY, L.P.,
a Delaware limited partnership
By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

By:		/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President—Finance & Treasurer
UDR OF NC, LIMITED PARTNERSHIP,
a North Carolina limited partnership
By:	UDRT OF DELAWARE 4 LLC, a Delaware limited liability company, its General Partner
By:	UNITED DOMINION REALTY, L.P., a Delaware limited partnership, its Sole Member
By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

By:		/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President—Finance & Treasurer
[Signatures Continue]

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AAC FUNDING PARTNERSHIP II,
a Delaware general partnership
By:	AAC FUNDING II, INC., a Delaware corporation, its Managing Partner

By:		/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President—Finance & Treasurer
HERITAGE COMMUNITIES L.P.,
a Delaware limited partnership
By:	ASR OF DELAWARE LLC, a Delaware limited liability company, its General Partner
By: ASR INVESTMENTS CORPORATION, a Maryland corporation, its Sole Member

By:		/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President—Finance & Treasurer
UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership
By:	UDR WESTERN RESIDENTIAL, INC., a Virginia corporation, its General Partner

By:		/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President—Finance & Treasurer
[Signatures Continue]

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ACKNOWLEDGED
JAMESTOWN OF ST. MATTHEWS LIMITED PARTNERSHIP,
an Ohio limited partnership
By:	UNITED DOMINION REALTY, L.P., a Delaware limited partnership, its General Partner
By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

By:		/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President—Finance & Treasurer
[Signatures Continue]

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LENDER
ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership
By: ACMC Realty, Inc., a California Corporation, its General Partner

By:	/s/ Larry R. Sneathern
Larry R. Sneathern
Senior Vice President

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EXHIBIT A
SCHEDULE OF INITIAL MORTGAGED PROPERTIES
AND INITIAL VALUATIONS

Property Name	Property Address	Initial Valuation
Woodlake Village	200 Bicentennial Circle Sacramento, CA 95826	$44,800,000

Aspen Court	2305 Ashcroft Arlington, TX 76006	$5,700,000

Braesridge	11100 Braesridge Houston, TX 77071	$14,650,00

Crown Pointe	3788 NE 4th Street Renton, WA 98056	$11,900,000

Derby Park	606 W. Safari Parkway Grand Prairie, TX 75050	$15,900,000

Hilltop	500 Monroe Avenue NE Renton, WA 98056	$11,000,000

Riverwood	1045 Holcomb Bridge Road Roswell, GA 30076	$16,750,000

The Summit	1057 Americana Lane Mesquite, TX 75150	$12,250,000

Summit Ridge	1604 Ridge Haven Drive Arlington, TX 76011	$11,000,000

Village at Cliffdale	567 Cutchen Lane Fayetteville, NC 28314	$16,500,000

Beaumont	8504 82nd Street, S.W. Lakewood, WA 98498	$15,200,000

Chelsea Park	11000 Crescent Moon Houston, TX 77064	$7,700,000

Country Club Place	1111 Golfview Richmond, TX 77469	$7,000,000

Dunwoody Pointe	7901 Roswell Road Atlanta, GA 30350	$14,100,000

Stonegate	825 S. Alma School Road Mesa, AZ 85210	$7,400,000

Trinity Park	5301 Creek Ridge Lane Raleigh, NC 27607	$22,540,000

Arbor Terrace I	1800 Sidney Avenue Port Orchard, WA 98366	$7,913,043

Arbor Terrace II	1790 Sidney Avenue Port Orchard, WA 98366	$6,086,957

Brandywine Creek	3075 Endenhall Way East Lansing MI 48823	$20,200,000

Foothills Tennis Village	5 Marcia Way Roseville, CA 95747	$22,600,000

Jamestown of Toledo	3215 Milstead Drive Toledo, OH 43606	$7,300,000

Lancaster Commons	2489 Coral Avenue NE Salem, OR 97305	$11,300,000

Lancaster Lakes	5147 Lancaster Hill Drive Clarkston, MI 48346	$18,500,000

A-1

Property Name	Property Address	Initial Valuation
Nemoke Trail	1765 Nemoke Trail Haslett, MI 48840	$19,000,000

Sugar Mill Creek	8500 Belcher Road Pinellas Park, FL 33781	$10,600,000

Tualatin Heights	9301 SW Sagert Road Tualatin, OR 97062	$14,575,000

Alexander Court	135 Reynoldsburg-New Albany Road Reynoldsburg, OH 43068	$18,520,550

Meadows at Kildaire	2600 Harvest Creek Place Apex, NC 27539	$20,109,220

A-2

SIXTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT
THIS SIXTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of the 1st day of December, 2004 by and among (i) (a) UNITED DOMINION REALTY TRUST, INC., a Maryland corporation (“UDRT”), (b) WOODLAKE VILLAGE, L.P., a California limited partnership (“Woodlake”) (individually and collectively, UDRT and Woodlake, “Original Borrower”), (c) AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company (“Crown Pointe”), (d) AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company (“Hilltop”), (e) UNITED DOMINION REALTY, L.P., a Delaware limited partnership (“UDR”), (f) UDR OF NC, LIMITED PARTNERSHIP, a North Carolina limited partnership (“UDR NC”), (g) AAC FUNDING PARTNERSHIP II, a Delaware general partnership (“AAC”), (h) HERITAGE COMMUNITIES L.P., a Delaware limited partnership (“Heritage Communities”), and (i) UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership (“UDR Texas”) (individually and collectively, Original Borrower, Crown Pointe, Hilltop, UDR, UDR NC, AAC, Heritage Communities, and UDR Texas, “Borrower”) and (ii) ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (“Lender”).
RECITALS
A. Pursuant to that certain Master Credit Facility Agreement dated as of December 12, 2001, (as amended from time to time, the “Master Agreement”) Original Borrower and Lender agreed to the terms and conditions under which Lender would establish a credit facility in the original amount of $300,000,000 and make Base and Revolving Advances to Original Borrower.
B. Pursuant to that certain First Reaffirmation and Joinder Agreement dated as of January 14, 2002, Heritage – Aspen Court L.P., an Arizona limited partnership (“Aspen”), South West Properties, L.P., a Delaware limited partnership (“South West”), Crown Pointe, Heritage – Gentry Place L.P., an Arizona limited partnership (“Gentry Place”), Hilltop, UDR, Heritage – Smith Summit L.P., an Arizona limited partnership (“Smith Summit”), UDR Summit Ridge L.P., a Delaware limited partnership (“Summit Ridge”) and UDR NC joined into the Master Agreement as if each were an Original Borrower.
C. Pursuant to that certain First Amendment to Master Credit Facility Agreement dated as of January 14, 2002, Borrower added nine (9) Mortgaged Properties commonly known as Aspen Court owned by Aspen, Braesridge owned by South West, Crown Pointe owned by Crown Pointe, Derby Park owned by Gentry Place, Hilltop owned by Hilltop, Riverwood owned by UDR, The Summit owned by Smith Summit, Summit Ridge owned by Summit Ridge, and Village at Cliffdale owned by UDR NC, to the Collateral Pool.
D. Pursuant to that certain Second Reaffirmation and Joinder Agreement dated as of January 24, 2002, UDR Beaumont, LLC, a Virginia limited liability company (“Beaumont”), Heritage – Chelsea Park L.P., an Arizona limited partnership (“Chelsea Park”), Heritage – Country Club Place L.P., an Arizona limited partnership (“Country Club”), and Contempo Heights L.L.C., an Arizona limited liability company (“Contempo Heights”) joined into the Master Agreement as if each were an Original Borrower.

E. Pursuant to that certain Second Amendment to Master Credit Facility Agreement dated as of January 24, 2002, Borrower added six (6) Mortgaged Properties commonly known as Beaumont owned by Beaumont, Chelsea Park owned by Chelsea, Country Club Place owned by Country Club, Dunwoody Pointe owned by UDRT, Stonegate owned by Contempo Heights, and Trinity Park owned by UDR NC, to the Collateral Pool.
F. Pursuant to that certain Third Reaffirmation and Joinder Agreement dated as of March 21, 2002, Heritage – Arbor Terrace I, L.L.C., an Arizona limited liability company (“Arbor I”), Heritage – Arbor Terrace II, L.L.C., an Arizona limited liability company (“Arbor II”), AAC and Jamestown of St. Matthews Limited Partnership, an Ohio limited partnership (“Jamestown of St. Matthews LP”), joined into the Master Agreement as if each were an Original Borrower.
G. Pursuant to that certain Third Amendment to Master Credit Facility Agreement dated as of March 21, 2002, Borrower added fourteen (14) Mortgaged Properties commonly known American Heritage owned by AAC, Arbor Terrace I owned by Arbor I, Arbor Terrace II owned by Arbor II, Brandywine owned by AAC, Foothills owned by AAC, Jamestown of St. Matthews owned by Jamestown of St. Matthews LP, Jamestown of Toledo owned by AAC, Kings Gate owned by AAC, Lakewood owned by AAC, Lancaster Commons owned by AAC, Lancaster Lakes owned by AAC, Nemoke owned by AAC, Sugar Mill Creek owned by AAC, and Tualatin Heights owned by UDR, to the Collateral Pool.
H. Pursuant to that certain Fourth Amendment to Master Credit Facility Agreement dated as of May 14, 2002, the Revolving Facility was reduced by, and the Base Facility Commitment was increased by, $150,000,000.00.
I. Borrower entered into that certain Fifth Amendment to Master Credit Facility Agreement dated as of October 8, 2004 to reflect (i) the succession by merger of (a) Heritage Communities to the rights and obligations under the Master Agreement of Arbor I, Arbor II, Aspen, Gentry Place, Smith Summit, Chelsea Park, Country Club and Beaumont and (b) UDR Texas to the rights and obligations of South West, Summit Ridge and Contempo Heights under the Master Agreement and (ii) the addition of the Mortgaged Properties commonly known as (a) Alexander Court, owned by UDR, and (b) Meadows at Kildaire, owned by UDR NC, to the Collateral Pool, (iii) the release of the Mortgaged Properties known as (a) American Heritage, owned by AAC, (b) Jamestown of St. Matthews, owned by Jamestown of St. Matthews LP, (c) Kings Gate, owned by AAC, and (d) Lakewood, owned by AAC, from the Collateral Pool, and (iv) the release of Jamestown of St. Matthews LP from each of the Loan Documents as a Borrower.
J. All of the Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreement and Other Loan Documents, dated as of December 12, 2001 (the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.

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K. The parties are executing this Amendment to the Master Agreement to reflect the release of the Mortgaged Properties known as Brandywine Creek, owned by AAC, and Stonegate, owned by UDR Texas, from the Collateral Pool.
NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
     Section 1. Release of Mortgaged Properties. Brandywine Creek and Stonegate are hereby released from the Collateral Pool under the Master Agreement.
     Section 2. Exhibit A. Exhibit A to the Master Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.
     Section 3. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
     Section 4. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
     Section 5. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
     Section 6. Applicable Law. The provisions of Section 23.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
[Signatures follow on next page]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER

UNITED DOMINION REALTY TRUST, INC., a Maryland corporation

By:	/s/ Scott A. Shanaberger

Name:	Scott A. Shanaberger
Title:	Senior Vice President and Chief Accounting Officer

WOODLAKE VILLAGE, L.P., a California limited partnership

By:	UNITED DOMINION REALTY, L.P., a Delaware limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

		By: Name:	/s/ Scott A. Shanaberger Scott A. Shanaberger
		Title:	Senior Vice President and Chief Accounting Officer

AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company

By:	AAC SEATTLE I, INC., a Delaware corporation, its Administrative Member

	By:	/s/ Scott A. Shanaberger

	Name:	Scott A. Shanaberger
	Title:	Senior Vice President and Chief Accounting Officer
[Signatures Continue]

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AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company

By:	AAC SEATTLE I, INC., a Delaware corporation, its Administrative Member

	By:	/s/ Scott A. Shanaberger

	Name:	Scott A. Shanaberger
	Title:	Senior Vice President and Chief Accounting Officer

UNITED DOMINION REALTY, L.P., a Delaware limited partnership

By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

	By:	/s/ Scott A. Shanaberger

	Name:	Scott A. Shanaberger
	Title:	Senior Vice President and Chief Accounting Officer

UDR OF NC, LIMITED PARTNERSHIP, a North Carolina limited partnership

By:	UDRT OF DELAWARE 4 LLC, a Delaware limited liability company, its General Partner

	By:	UNITED DOMINION REALTY, L.P., a Delaware limited partnership, its Sole Member

		By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

			By: Name:	/s/ Scott A. Shanaberger Scott A. Shanaberger
			Title:	Senior Vice President and Chief Accounting Officer

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AAC FUNDING PARTNERSHIP II, a Delaware general partnership

By:	AAC FUNDING II, INC., a Delaware corporation, its Managing Partner

	By:	/s/ Scott A. Shanaberger

	Name:	Scott A. Shanaberger
	Title:	Senior Vice President and Chief Accounting Officer

HERITAGE COMMUNITIES L.P., a Delaware limited partnership

By:	ASR OF DELAWARE LLC, a Delaware limited liability company, its General Partner

	By:	ASR INVESTMENTS CORPORATION, a Maryland corporation, its Sole Member

		By: Name:	/s/ Scott A. Shanaberger Scott A. Shanaberger
		Title:	Senior Vice President and Chief Accounting Officer

UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership

By:	UDR WESTERN RESIDENTIAL, INC., a Virginia corporation, its General Partner

	By:	/s/ Scott A. Shanaberger

	Name:	Scott A. Shanaberger
	Title:	Senior Vice President and Chief Accounting Officer
[Signatures Continue]

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LENDER

ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership

By:	ACMC Realty, Inc., a California Corporation, its General Partner

	By:	/s/ Sharlene G. Bloom

	Name:	Sharlene G. Bloom

	Title:	Vice President

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EXHIBIT A
SCHEDULE OF INITIAL MORTGAGED PROPERTIES
AND INITIAL VALUATIONS

Property Name	Property Address	Initial Valuation
Woodlake Village	200 Bicentennial Circle	$44,800,000
	Sacramento, CA 95826
Aspen Court	2305 Ashcroft	$5,700,000
	Arlington, TX 76006
Braesridge	11100 Braesridge	$14,650,00
	Houston, TX 77071
Crown Pointe	3788 NE 4th Street	$11,900,000
	Renton, WA 98056
Derby Park	606 W. Safari Parkway	$15,900,000
	Grand Prairie, TX 75050
Hilltop	500 Monroe Avenue NE	$11,000,000
	Renton, WA 98056
Riverwood	1045 Holcomb Bridge Road	$16,750,000
	Roswell, GA 30076
The Summit	1057 Americana Lane	$12,250,000
	Mesquite, TX 75150
Summit Ridge	1604 Ridge Haven Drive	$11,000,000
	Arlington, TX 76011
Village at Cliffdale	567 Cutchen Lane	$16,500,000
	Fayetteville, NC 28314
Beaumont	8504 82nd Street, S.W.	$15,200,000
	Lakewood, WA 98498
Chelsea Park	11000 Crescent Moon	$7,700,000
	Houston, TX 77064
Country Club Place	1111 Golfview	$7,000,000
	Richmond, TX 77469
Dunwoody Pointe	7901 Roswell Road	$14,100,000
	Atlanta, GA 30350
Trinity Park	5301 Creek Ridge Lane	$22,540,000
	Raleigh, NC 27607
Arbor Terrace I	1800 Sidney Avenue	$7,913,043
	Port Orchard, WA 98366
Arbor Terrace II	1790 Sidney Avenue	$6,086,957
	Port Orchard, WA 98366
Foothills Tennis Village	5 Marcia Way	$22,600,000
	Roseville, CA 95747
Jamestown of Toledo	3215 Milstead Drive	$7,300,000
	Toledo, OH 43606
Lancaster Commons	2489 Coral Avenue NE	$11,300,000
	Salem, OR 97305
Lancaster Lakes	5147 Lancaster Hill Drive	$18,500,000
	Clarkston, MI 48346
Nemoke Trail	1765 Nemoke Trail	$19,000,000
	Haslett, MI 48840
Sugar Mill Creek	8500 Belcher Road	$10,600,000
	Pinellas Park, FL 33781

A-1

Property Name	Property Address	Initial Valuation
Tualatin Heights	9301 SW Sagert Road	$14,575,000
	Tualatin, OR 97062
Alexander Court	135 Reynoldsburg-New Albany Road	$18,520,550
	Reynoldsburg, OH 43068
Meadows at Kildaire	2600 Harvest Creek Place	$20,109,220
	Apex, NC 27539

A-2

SEVENTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT
THIS SEVENTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of the 8th day of December, 2004 by and among (i) (a) UNITED DOMINION REALTY TRUST, INC., a Maryland corporation (“UDRT”), (b) WOODLAKE VILLAGE, L.P., a California limited partnership (“Woodlake”) (individually and collectively, UDRT and Woodlake, “Original Borrower”), (c) AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company (“Crown Pointe”), (d) AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company (“Hilltop”), (e) UNITED DOMINION REALTY, L.P., a Delaware limited partnership (“UDR”), (f) UDR OF NC, LIMITED PARTNERSHIP, a North Carolina limited partnership (“UDR NC”), (g) AAC FUNDING PARTNERSHIP II, a Delaware general partnership (“AAC”), (h) HERITAGE COMMUNITIES L.P., a Delaware limited partnership (“Heritage Communities”), (i) UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership (“UDR Texas”), and (j) UDR of TENNESSEE, L.P., a Virginia limited partnership (“UDR Tennessee”) (individually and collectively, Original Borrower, Crown Pointe, Hilltop, UDR, UDR NC, AAC, Heritage Communities, UDR Texas and UDR Tennessee, “Borrower”) and (ii) ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (“Lender”).
RECITALS
A. Pursuant to that certain Master Credit Facility Agreement dated as of December 12, 2001, (as amended from time to time, the “Master Agreement”) Original Borrower and Lender agreed to the terms and conditions under which Lender would establish a credit facility in the original amount of $300,000,000 and make Base and Revolving Advances to Original Borrower.
B. Pursuant to that certain First Reaffirmation and Joinder Agreement dated as of January 14, 2002, Heritage – Aspen Court L.P., an Arizona limited partnership (“Aspen”), South West Properties, L.P., a Delaware limited partnership (“South West”), Crown Pointe, Heritage – Gentry Place L.P., an Arizona limited partnership (“Gentry Place”), Hilltop, UDR, Heritage – Smith Summit L.P., an Arizona limited partnership (“Smith Summit”), UDR Summit Ridge L.P., a Delaware limited partnership (“Summit Ridge”) and UDR NC joined into the Master Agreement as if each were an Original Borrower.
C. Pursuant to that certain First Amendment to Master Credit Facility Agreement dated as of January 14, 2002, Borrower added nine (9) Mortgaged Properties commonly known as Aspen Court owned by Aspen, Braesridge owned by South West, Crown Pointe owned by Crown Pointe, Derby Park owned by Gentry Place, Hilltop owned by Hilltop, Riverwood owned by UDR, The Summit owned by Smith Summit, Summit Ridge owned by Summit Ridge, and Village at Cliffdale owned by UDR NC, to the Collateral Pool.
D. Pursuant to that certain Second Reaffirmation and Joinder Agreement dated as of January 24, 2002, UDR Beaumont, LLC, a Virginia limited liability company (“Beaumont”), Heritage – Chelsea Park L.P., an Arizona limited partnership (“Chelsea Park”), Heritage – Country Club Place L.P., an Arizona limited partnership (“Country Club”), and Contempo Heights L.L.C., an Arizona limited liability company (“Contempo Heights”) joined into the Master Agreement as if each were an Original Borrower.

E. Pursuant to that certain Second Amendment to Master Credit Facility Agreement dated as of January 24, 2002, Borrower added six (6) Mortgaged Properties commonly known as Beaumont owned by Beaumont, Chelsea Park owned by Chelsea, Country Club Place owned by Country Club, Dunwoody Pointe owned by UDRT, Stonegate owned by Contempo Heights, and Trinity Park owned by UDR NC, to the Collateral Pool.
F. Pursuant to that certain Third Reaffirmation and Joinder Agreement dated as of March 21, 2002, Heritage – Arbor Terrace I, L.L.C., an Arizona limited liability company (“Arbor I”), Heritage – Arbor Terrace II, L.L.C., an Arizona limited liability company (“Arbor II”), AAC and Jamestown of St. Matthews Limited Partnership, an Ohio limited partnership (“Jamestown of St. Matthews LP”), joined into the Master Agreement as if each were an Original Borrower.
G. Pursuant to that certain Third Amendment to Master Credit Facility Agreement dated as of March 21, 2002, Borrower added fourteen (14) Mortgaged Properties commonly known American Heritage owned by AAC, Arbor Terrace I owned by Arbor I, Arbor Terrace II owned by Arbor II, Brandywine owned by AAC, Foothills owned by AAC, Jamestown of St. Matthews owned by Jamestown of St. Matthews LP, Jamestown of Toledo owned by AAC, Kings Gate owned by AAC, Lakewood owned by AAC, Lancaster Commons owned by AAC, Lancaster Lakes owned by AAC, Nemoke owned by AAC, Sugar Mill Creek owned by AAC, and Tualatin Heights owned by UDR, to the Collateral Pool.
H. Pursuant to that certain Fourth Amendment to Master Credit Facility Agreement dated as of May 14, 2002, the Revolving Facility was reduced by, and the Base Facility Commitment was increased by, $150,000,000.00.
I. Borrower entered into that certain Fifth Amendment to Master Credit Facility Agreement dated as of October 8, 2004 to reflect (i) the succession by merger of (a) Heritage Communities to the rights and obligations under the Master Agreement of Arbor I, Arbor II, Aspen, Gentry Place, Smith Summit, Chelsea Park, Country Club and Beaumont and (b) UDR Texas to the rights and obligations of South West, Summit Ridge and Contempo Heights under the Master Agreement and (ii) the addition of the Mortgaged Properties commonly known as (a) Alexander Court, owned by UDR, and (b) Meadows at Kildaire, owned by UDR NC, to the Collateral Pool, (iii) the release of the Mortgaged Properties known as (a) American Heritage, owned by AAC, (b) Jamestown of St. Matthews, owned by Jamestown of St. Matthews LP, (c) Kings Gate, owned by AAC, and (d) Lakewood, owned by AAC, from the Collateral Pool, and (iv) the release of Jamestown of St. Matthews LP from each of the Loan Documents as a Borrower.
J. Borrower entered into that certain Sixth Amendment to Master Credit Facility Agreement dated as of December 1, 2004 to reflect the release of the Mortgaged Properties known as Brandywine Creek, owned by AAC, and Stonegate, owned by UDR Texas, from the Collateral Pool.
K. Pursuant to that certain Fourth Reaffirmation and Joinder Agreement dated as of even date herewith, UDR Tennessee joined into the Master Agreement as if it were an Original Borrower.

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L. All of the Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreement and Other Loan Documents, dated as of December 12, 2001 (the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.
M. The parties are executing this Amendment to the Master Agreement to reflect (i) the addition of the Mortgaged Properties commonly known as Carrington Hills, owned by UDR, and Colonnade, owned by UDR Tennessee to the Collateral Pool, and (ii) the release of the Mortgaged Properties known as Lancaster Lakes, owned by AAC, and Nemoke Trail, owned by AAC, from the Collateral Pool, and (iii) the modification of other terms of the Master Agreement as set forth herein.
NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
     Section 10. Release of Mortgaged Properties. Lancaster Lakes and Nemoke Trail are hereby released from the Collateral Pool under the Master Agreement.
     Section 11. Addition of Mortgaged Properties. Carrington Hills and Colonnade are hereby added to the Collateral Pool as additional Mortgaged Properties under the Master Agreement.
     Section 12. Exhibit A. Exhibit A to the Master Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.
     Section 4. Definitions. The following is hereby added to Article I of the Master Agreement immediately preceding the definition of “Multifamily Residential Property:”
     “Multifamily REIT Preferred Interest” means a preferred equity interest: (a) owned by a member of the Consolidated Group; (b) issued by a REIT that (i) is not a Subsidiary and (ii) owns primarily residential apartment communities; (c) having trading privileges on a national securities exchange or that is the subject of price quotations in the over-the-counter market (including the NASDAQ National Market) as reported by the National Association of Securities Dealers Automated Quotation System; and (d) not subject to restrictions (whether contractual or under Applicable Law) on sale, transfer, assignment, hypothecation or other limitations, in each case where such restriction would exceed 90 days from the time of purchase, that would otherwise prevent such preferred equity interests from being freely transferable by such member of the Consolidated Group; provided, however, that this limitation shall not apply to preferred equity interests that could be sold pursuant to a registration or an available exemption under the Securities Act of 1933, as amended.

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     Section 5. Financial Definitions. Section 15.01 of the Master Agreement IS hereby deleted in its entirety and restated as follows:
     “Cash Equivalents” means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time deposits and certificates of deposit of (i) any Lender, or (ii) any domestic commercial bank of recognized standing (y) having capital and surplus in excess of $500,000,000 and (z) whose short-term commercial paper rating from S&P is at least A-2 (and not lower than A-3) or the equivalent thereof or from Moody’s is at least P-2 (and not lower than P-3) or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated at least A-2 (and not lower than A-3) or the equivalent thereof by S&P or at least P-2 (and not lower than P-3) or the equivalent by Moody’s and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by a Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) obligations of any State of the United States or any political subdivision thereof, the interest with respect to which is exempt from federal income taxation under Section 103 of the Code, having a long term rating of at least AA- or Aa-3 by S&P or Moody’s, respectively, and maturing within three years from the date of acquisition thereof, (f) Investments in municipal auction preferred stock (i) rated A- (or the equivalent thereof) or better by S&P or A3 (or the equivalent thereof) or better by Moody’s and (ii) with dividends that reset at least once every 365 days and (g) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $100,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (f).
     “Consolidated Adjusted EBITDA” means for any period the Consolidated Group the sum of Consolidated EBITDA for such period minus a reserve equal to $62.50 per apartment unit per quarter ($250 per apartment unit per year). Except as expressly provided otherwise, the applicable period shall be for the single fiscal quarter ending as of the date of determination.
     “Consolidated EBITDA” means for any period for the Consolidated Group, the sum of Consolidated Net Income plus Consolidated Interest Expense plus all provisions for any Federal, state, or other income taxes plus depreciation, amortization and other non

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cash charges, in each case on a consolidated basis determined in accordance with GAAP applied on a consistent basis, but excluding in any event gains and losses on Investments and extraordinary gains and losses, and taxes on such excluded gains and tax deductions or credit on account of such excluded losses. Except as expressly provided otherwise, the applicable period shall be for the single fiscal quarter ending as of the date of determination.
     “Consolidated Adjusted Tangible Net Worth” means at any rate:
     (i) the sum of (A) the consolidated shareholders equity of the Consolidated Group (net of Minority Interests) plus (B) accumulated depreciation of real estate owned to the extent reflected in the then book value of the Consolidated Assets, minus without duplication
     (ii) the Intangible Assets of the Consolidated Group.
     “Consolidated Funded Debt” means total Debt of the Consolidated Group on a consolidated basis determined in accordance with GAAP applied on a consistent basis.
     “Consolidated Group” means the Borrower and its consolidated Subsidiaries, as determined in accordance with GAAP.
     “Consolidated Interest Expense” means for any period for the Consolidated Group, all interest expense, including the amortization of debt discount and premium, the interest component under capital leases and the implied interest component under Securitization Transactions in each case on a consolidated basis determined in accordance with GAAP applied on a consistent basis.
     “Consolidated Net Income” means for any period the net income of the Consolidated Group on a consolidated basis determined in accordance with GAAP applied on a consistent basis.
     “Consolidated Net Operating Income” means, for any period for any multifamily asset of the Consolidated Group, an amount equal to (i) the aggregate rental and other income from the operation of such asset during such period; minus (ii) all expenses and other proper charges incurred in connection with the operation of such asset (including, without limitation, real estate taxes, a 3% management fee, and bad debt expenses) during such period; but, in any case, before payment of or provision for debt service charges for such period, income taxes for such period, and depreciation, amortization and other non-cash expenses for such period, all on a consolidated basis determined in accordance with GAAP on a consistent basis. For properties held in non-wholly owned subsidiaries, Borrower’s share of Consolidated Net Operating Income will be included.
     “Consolidated Net Operating Income from Unencumbered Pool Assets” (i) the aggregate rental and other income from the operation of the Unencumbered Pool Assets during such period; minus all expenses and other proper charges incurred in

5

connection with the operation of the Unencumbered Pool Assets (including, without limitation, real estate taxes and bad debt expenses) during such period; but in any case, before payment of provision for debt service charges for such period, income taxes for such period, and depreciation, amortization and other non-cash expenses for such period, all on a consolidated basis determined in accordance with GAAP on a consistent basis minus (ii) a reserve equal to $62.50 per apartment unit per quarter ($250 per apartment unit per year) for such period.
     “Consolidated Total Fixed Charges” means as of the last day of each fiscal quarter for the Consolidated Group, the sum of (i) the cash portion of Consolidated Interest Expense paid in the fiscal quarter ending on such day plus (ii) scheduled maturities of Consolidated Funded Debt (excluding the amount by which a final installment exceeds the next preceding principal installment thereon) in the fiscal quarter ending on such day plus (iii) all cash dividends and distributions on preferred stock or other preferred beneficial interests of members of the Consolidated Group paid in the fiscal quarter ending on such day, all on a consolidated basis determined in accordance with GAAP on a consistent basis.
     “Consolidated Unsecured Debt” means, for the Consolidated Group on a consolidated basis, all unsecured Consolidated Funded Debt.
     “Debt” of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business), (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to purchase securities or other property which arise out of or in connection with the sale of the same or substantially similar securities or property, (vi) all obligations of such person to reimburse any bank or other person in respect of amounts payable under a letter of credit or similar instrument (being the amount available to be drawn thereunder, whether or not then drawn), but excluding obligations in respect of letters of credit issued for the payment of real estate taxes, special assessments on real properties and utility deposits, in an aggregate amount not to exceed $20,000,000, (vii) all obligations of others secured by a Lien on any asset of such Person, whether or not such obligation is assumed by such Person, (viii) all obligations of others Guaranteed by such Person, (ix) all obligations which in accordance with GAAP would be shown as liabilities on a balance sheet of such Person and (x) all obligations of such person owing under any synthetic lease, tax retention operating lease, off balance sheet loan or similar off balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes, but classified as an operating lease in accordance with GAAP. Debt of any Person shall include Debt of any partnership or joint venture in which such Person is a general partner or joint venturer to the extent of such Person’s pro rata portion of the ownership of such partnership or joint venture (except if such Debt is recourse to such Person, in which case the greater of such Person’s pro rata portion of such Debt or the amount of the recourse portion of the Debt, shall be included as Debt of such Person).

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     “Development Property” means a Real Property currently under development (or in the pre-development phase) as a Multifamily Property.
     “Gross Asset Value” means from time to time the sum of the following amounts (without duplication): (a) the product of (i) Consolidated Net Operating Income for the period of two consecutive fiscal quarters most recently ended attributable to Multifamily Properties (excluding any Properties covered by either of the immediately following clauses (b) or (c) owned by any member of the Consolidated Group for such period minus a reserve of $125 per apartment unit located on a Property, multiplied by (ii) 2 and divided by (iii) 8.25%; (b) the purchase price paid for any Multifamily Property acquired by any member of the Consolidated Group during this period of four consecutive fiscal quarters most recently ended (less any amounts paid as a purchase price adjustment, held in escrow, retained as a contingency reserve, or other similar arrangements); (c) the current book value of any Development Property (or Multifamily Property that was a Development Property at any time during the period of four consecutive fiscal quarters most recently ended) owned by any member of the Consolidated Group; (d) unrestricted cash and cash equivalents of the Consolidated Group; (e) the value (based on the lower of cost or market price determined in accordance with GAAP) of any raw land owned by any member of the Consolidated Group; (f) the value (based on the lower of cost or market price determined in accordance with GAAP) of Properties owned by any member of the Consolidated Group that are developed but that are not Multifamily Properties; (g) the value (based on the lower of cost or market price determined in accordance with GAAP) of (i) all promissory notes, including any secured by a Mortgage, payable solely to any member of the Consolidated Group and the obligors of which are not Affiliates of the Borrower (excluding any such notes where the obligor is more than 60 days past due with respect to any payment obligation) and (ii) all marketable securities (excluding Multifamily REIT Preferred Interests); (h) the value (based on the lower of cost or market price determined in accordance with GAAP) of all Multifamily REIT Preferred Interests; and (i) the Borrower’s pro rata share of the preceding items of any Unconsolidated Affiliate of the Borrower to the extent not already included. Notwithstanding the foregoing, the amount by which the value of the assets included under any of the preceding clauses (d), (e), (f), (g) and (i) (excluding any promissory note secured by a Lien on a Multifamily Property and any raw land which such Person intends to develop as a Multifamily Property), including the Borrower’s pro rata share of any such assets included under the preceding clause (i), would, in the aggregate, account for more than 5.0% of Gross Asset Value shall be excluded for purposes of determining Gross Asset Value.
     “Gross Asset Value of the Unencumbered Pool” means Gross Asset Value determined with reference only to Unencumbered Pool Assets. Notwithstanding the foregoing, the following amounts shall be excluded from Gross Asset Value of the Unencumbered Pool: (a) the amount by which the value of Development Properties would, in the aggregate, account for more than 10.0% of Gross Asset Value of the Unencumbered Pool; (b) the amount by which the value of raw land would, in the aggregate, account for more than 5.0% of Gross Asset Value of the Unencumbered Pool; (c) the amount by which the value of Properties that are developed but that are not

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Multifamily Properties would, in the aggregate, account for more than 5.0% of Gross Asset Value of the Unencumbered Pool; (d) the amount by which the value (based on the lower of cost or market price determined in accordance with GAAP) of (i) promissory notes, including any secured by a Mortgage, payable to any member of the Consolidated Group and the obligors of which are not Affiliates of the Borrower, and (ii) all marketable securities (excluding Multifamily REIT Preferred Interests) would, in the aggregate, account for more than 15.0% of Gross Asset Value of the Unencumbered Pool; (e) the amount by which the value of Unencumbered Pool Assets owned by Subsidiaries that are not Guarantors would, in the aggregate, account for more than 10.0% of Gross Asset Value of the Unencumbered Pool; (f) the amount by which the value of Unencumbered Pool Assets owned by Subsidiaries that are not Wholly Owned Subsidiaries would, in the aggregate, account for more than 10.0% of Gross Asset Value of the Unencumbered Pool; and (g) the amount by which the value (based on the lower of cost or market price determined in accordance with GAAP) of promissory notes that are not secured by a Mortgage would, in the aggregate, account for more than 5.0% of Gross Asset Value of the Unencumbered Pool. In addition, Gross Asset Value of the Unencumbered Pool shall be determined without including (or otherwise giving credit to) any Unencumbered Pool Assets owned by a Subsidiary that is not a Guarantor if such Subsidiary is an obligor, as of the relevant date of determination, with respect to any Debt (other than Secured Debt that is Nonrecourse Indebtness and those items of Debt set forth in clauses (c) and (d) of the definition of the term Debt). In addition to the foregoing limitations, the amount by which the value of Development Properties, Properties that are developed but that are not Multifamily Properties, raw land, promissory notes and marketable securities (including Multifamily REIT Preferred Interests) would, in the aggregate, account for more than 25.0% of Gross Asset Value of the Unencumbered Pool shall be excluded for purposes of determining Gross Asset Value of the Unencumbered Pool. The aggregate Occupancy Rate of Multifamily Properties and other Properties that are developed, but that are not Multifamily Properties that are developed, but that are not Multifamily Properties, must exceed 85.0%. Any Multifamily Property or other such Property otherwise includable in determination of Gross Asset Value of the Unencumbered Pool, but for noncompliance with the Occupancy Rate requirement in the preceding sentence, shall be considered to be a Development Property for purposes of determining Gross Asset Value of the Unencumbered Pool (with the value of such Multifamily Properties of other Properties be determined in a manner consistent with clause (a) of the definition of Gross Asset Value).
     “Intangible Assets” of any Person means at any date the amount of (i) all write ups (other than write-ups resulting from write-ups of assets of a going concern business made within twelve months after the acquisition of such business) in the book value of any asset owned by such Person and (ii) all unamortized debt discount and expense, unamortized deferred charges, capitalized start up costs, goodwill, patents, licenses, trademarks, trade names, copyrights, organization or developmental expenses, covenants not to compete and other intangible items.
     “Investment” means, (x) with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any equity interest in another

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Person, (b) a loan, advance or extension of credit to, capital contribution to, guaranty of debt of, or purchase or other acquisition of any Debt of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person and (y) with respect to any Mortgaged Property or other asset, the acquisition thereof. Any binding commitment to make an investment in any other Person, as well as any option of another Person to require an Investment in such Person, shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in a Loan Document, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
     “Minority Interest” means any shares of stock (or other equity interests) of any class of a Subsidiary (other than directors’ qualifying shares as required by law) that are not owned by the Borrower and/or one or more Wholly Owned Subsidiaries. Minority Interests constituting preferred stock shall be valued at the voluntary or involuntary liquidation value of such preferred stock, whichever is greater, and by valuing common stock at the book value of the capitalized surplus applicable thereto adjusted by the foregoing method of valuing Minority Interests in preferred stock.
     “Multifamily Property” means any Real Property on which the improvements consist primarily of an apartment community.
     “Real Property” means any parcel of real property owned or leased (in whole or in part) or operated by the Borrower, any Subsidiary or any Unconsolidated Affiliate of the Borrower and which is located in a state of the United States of America or the District of Columbia.
     “Realty” means all real property and interests therein, together with all improvements thereon.
     “Securitization Transaction” means any financing transaction or series of financing transactions that have been or may be entered into by a member of the Consolidated Group pursuant to which such member of the Consolidated Group may sell, convey or otherwise transfer to (i) a Subsidiary or affiliate (a “Securitization Subsidiary”) or (ii) any other Person, or may grant a security interest in, any Receivables or interest therein secured by merchandise or services financed thereby (whether such Receivables are then existing or arising in the future) of such member of the Consolidated Group, and any assets related thereto, including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such Receivables, and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets. (Receivables means any right of payment from or on behalf of any obligor, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the sale or financing by a member of the Consolidated Group or merchandise or services, and

9

monies due thereunder, security in the merchandise and services financed thereby, records related thereto, and the right to payment of any interest or finance charges and other obligations with respect thereto, proceeds from claims on insurance policies related thereto, any other proceeds related thereto, and any other related rights.)
     “Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.
     “Unencumbered Pool Asset” means any asset owned by a member of the Consolidated Group or an Unconsolidated Affiliate of the Borrower and that satisfies all of the following requirements: (a) such asset is either (i) a Multifamily Property, (ii) a Property that is developed but that is not a Multifamily Property, (iii) a Development Property, (iv) raw land, (v) promissory notes and (vi) marketable securities (including Multifamily REIT Preferred Interests); (b) neither such asset, nor any interest of any member of the Consolidated Group or Unconsolidated Affiliate therein, is subject to any Lien (other than Permitted Liens of the types described in clauses (a) through (c) of the definition thereof) or to any Negative Pledge; (c) if such asset is owned by Person other than the Borrower (i) none of the Borrower’s direct or indirect ownership interest in such Person is subject to any Lien (other than Permitted Liens of the types described in clauses (a) through (c) of the definition thereof) or to any Negative Pledge; and (ii) the Borrower directly, or indirectly through a Subsidiary, has the right to take the following actions without the need to obtain consent of any Person: (x) sell, transfer or otherwise dispose of such asset and (y) to create a Lien on such asset as security for Debt of the Borrower or such Guarantor, as applicable; (d) if such asset is owned by a Subsidiary or Unconsolidated Affiliate which is not a Guarantor (i) the Borrower directly, or indirectly through other Subsidiaries, owns at least 66.67% of all outstanding Equity Interests of such Person; and (ii) such Person is not an obligor with respect to any Debt (other than unsecured Debt of the type set forth in clauses (c) and (d) of the definition of the term Debt); and (e) in the case of a Property, such Property is free of all structural defects or major architectural deficiencies (if developed), title defects, environmental conditions or other adverse matters which, individually, or collectively, materially impair the value of such Property.
     “Wholly Owned Subsidiary” means as to any person, any Subsidiary all of the voting stock or other similar voting interest are owned directly or indirectly by such Person. Unless otherwise provided, references to “Wholly Owned Subsidiary” shall mean Wholly Owned Subsidiaries of the Borrower.
     Section 6. Consolidated Funded Debt Ratio. Section 15.06 of the Master Agreement is hereby deleted in its entirety and replaced with the following:
     SECTION 15.06 Consolidated Funded Debt Ratio. As of the last day of each fiscal quarter, based on the preceding two (2) fiscal quarters, annualized, Consolidated Funded Debt to Gross Asset Value shall not exceed 60%.

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     Section 7. Consolidated Total Fixed Charge Coverage Ratio. Section 15.07 of the Master Agreement is hereby deleted in its entirety and replaced with the following:
     SECTION 15.07 Consolidated Total Fixed Charge Coverage Ratio. As of the end of each fiscal quarter, based on the preceding two (2) fiscal quarters, annualized, the ratio of Consolidated Adjusted EBITDA to Consolidated Total Fixed Charges for the fiscal quarter then ended shall be not less than 1.4:1.0.
     Section 8. Consolidated Unsecured Debt to Gross Asset Value of the Unencumbered Pool. Section 15.08 of the Master Agreement is hereby deleted in its entirety and replaced with the following:
     SECTION 15.08 Consolidated Unsecured Debt to Gross Asset Value of the Unencumbered Pool . As of the last day of each fiscal quarter, based on the preceding two (2) fiscal quarters, annualized, the ratio of Consolidated Unsecured Debt to Gross Asset Value of the Unencumbered Pool Assets shall not exceed 60%.
     Section 9. Minimum Unencumbered Interest Coverage Ratio. Section 15.09 of the Master Agreement is hereby deleted in its entirety and replaced with the following:
     SECTION 15.09 Minimum Unencumbered Interest Coverage Ratio. The ratio of (i) Consolidated Net Operating Income attributable to Unencumbered Pool Assets and income attributable to promissory notes and marketable securities (including Multifamily REIT Preferred Interests) included as Unencumbered Pool Assets, in each case for the two fiscal quarter period most recently ending (annualized) to (ii) Consolidated Interest Expense relating to Consolidated Unsecured Debt of the Consolidate Group, including without limitation, interest expense, if any, attributable to such promissory notes and marketable securities (including Multifamily REIT Preferred Interest), on a consolidated basis for such period (all of the foregoing as annualized), to be less than 1.75 to 1.0 at the end of any fiscal quarter.
     Section 10. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
     Section 11. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
     Section 12. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
     Section 13. Applicable Law. The provisions of Section 23.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
[Signatures follow on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER

UNITED DOMINION REALTY TRUST, INC., a Maryland corporation

By:	/s/ Rodney A. Neuheardt

Name:	Rodney A. Neuheardt
Title:	Senior Vice President — Finance & Treasurer

WOODLAKE VILLAGE, L.P., a California limited partnership

By:	UNITED DOMINION REALTY, L.P., a Delaware limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

		By: Name:	/s/ Rodney A. Neuheardt Rodney A. Neuheardt
		Title:	Senior Vice President — Finance & Treasurer

AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company

By:	AAC SEATTLE I, INC., a Delaware corporation, its Administrative Member

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer
[Signatures Continue]

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AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company

By:	AAC SEATTLE I, INC., a Delaware corporation, its Administrative Member

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer

UNITED DOMINION REALTY, L.P., a Delaware limited partnership

By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer

UDR OF NC, LIMITED PARTNERSHIP, a North Carolina limited partnership

By:	UDRT OF DELAWARE 4 LLC, a Delaware limited liability company, its General Partner

	By:	UNITED DOMINION REALTY, L.P., a Delaware limited partnership, its Sole Member

		By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

			By: Name:	/s/ Rodney A. Neuheardt Rodney A. Neuheardt
			Title:	Senior Vice President - Finance & Treasurer
[Signatures Continue]

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AAC FUNDING PARTNERSHIP II, a Delaware general partnership

By:	AAC FUNDING II, INC., a Delaware corporation, its Managing Partner

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer

HERITAGE COMMUNITIES L.P., a Delaware limited partnership

By:	ASR OF DELAWARE LLC, a Delaware limited liability company, its General Partner

	By:	ASR INVESTMENTS CORPORATION, a Maryland corporation, its Sole Member

		By: Name:	/s/ Rodney A. Neuheardt Rodney A. Neuheardt
		Title:	Senior Vice President — Finance & Treasurer

UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership

By:	UDR WESTERN RESIDENTIAL, INC., a Virginia corporation, its General Partner

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer
[Signatures Continue]

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UDR OF TENNESSEE, L.P., a Virginia limited partnership

By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer
[Signatures Continue]

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LENDER

ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership

By:	ACMC Realty, Inc., a California Corporation, its General Partner

	By:	/s/ Sharlene G. Bloom

	Name:	Sharlene G. Bloom

	Title:	Vice President

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EXHIBIT A
SCHEDULE OF INITIAL MORTGAGED PROPERTIES
AND INITIAL VALUATIONS

Property Name	Property Address	Initial Valuation
Woodlake Village	200 Bicentennial Circle	$44,800,000
	Sacramento, CA 95826
Aspen Court	2305 Ashcroft	$5,700,000
	Arlington, TX 76006
Braesridge	11100 Braesridge	$14,650,00
	Houston, TX 77071
Crown Pointe	3788 NE 4th Street	$11,900,000
	Renton, WA 98056
Derby Park	606 W. Safari Parkway	$15,900,000
	Grand Prairie, TX 75050
Hilltop	500 Monroe Avenue NE	$11,000,000
	Renton, WA 98056
Riverwood	1045 Holcomb Bridge Road	$16,750,000
	Roswell, GA 30076
The Summit	1057 Americana Lane	$12,250,000
	Mesquite, TX 75150
Summit Ridge	1604 Ridge Haven Drive	$11,000,000
	Arlington, TX 76011
Village at Cliffdale	567 Cutchen Lane	$16,500,000
	Fayetteville, NC 28314
Beaumont	8504 82nd Street, S.W.	$15,200,000
	Lakewood, WA 98498
Chelsea Park	11000 Crescent Moon	$7,700,000
	Houston, TX 77064
Country Club Place	1111 Golfview	$7,000,000
	Richmond, TX 77469
Dunwoody Pointe	7901 Roswell Road	$14,100,000
	Atlanta, GA 30350
Trinity Park	5301 Creek Ridge Lane	$22,540,000
	Raleigh, NC 27607
Arbor Terrace I	1800 Sidney Avenue	$7,913,043
	Port Orchard, WA 98366
Arbor Terrace II	1790 Sidney Avenue	$6,086,957
	Port Orchard, WA 98366
Foothills Tennis Village	5 Marcia Way	$22,600,000
	Roseville, CA 95747
Jamestown of Toledo	3215 Milstead Drive	$7,300,000
	Toledo, OH 43606
Lancaster Commons	2489 Coral Avenue NE	$11,300,000
	Salem, OR 97305
Sugar Mill Creek	8500 Belcher Road	$10,600,000
	Pinellas Park, FL 33781
Tualatin Heights	9301 SW Sagert Road	$14,575,000
	Tualatin, OR 97062
Alexander Court	135 Reynoldsburg-New Albany Road	$18,520,550
	Reynoldsburg, OH 43068

A-1

Property Name	Property Address	Initial Valuation
Meadows at Kildaire	2600 Harvest Creek Place	$20,109,220
	Apex, NC 27539
Carrington Hills	4268 South Carothers Road	$24,900,000
	Franklin, TN
Colonnade	4100 Central Pike	$20,250,000
	Nashville, TN

A-2

EIGHTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT
THIS EIGHTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of the 1st day of July, 2005 by and among (i) (a) UNITED DOMINION REALTY TRUST, INC., a Maryland corporation (“UDRT”), (b) WOODLAKE VILLAGE, L.P., a California limited partnership (“Woodlake”) (individually and collectively, UDRT and Woodlake, “Original Borrower”), (c) AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company (“Crown Pointe”), (d) AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company (“Hilltop”), (e) UNITED DOMINION REALTY, L.P., a Delaware limited partnership (“UDR”), (f) UDR OF NC, LIMITED PARTNERSHIP, a North Carolina limited partnership (“UDR NC”), (g) AAC FUNDING PARTNERSHIP II, a Delaware general partnership (“AAC”), (h) HERITAGE COMMUNITIES L.P., a Delaware limited partnership (“Heritage Communities”), (i) UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership (“UDR Texas”), and (j) UDR of TENNESSEE, L.P., a Virginia limited partnership (“UDR Tennessee”) (individually and collectively, Original Borrower, Crown Pointe, Hilltop, UDR, UDR NC, AAC, Heritage Communities, UDR Texas and UDR Tennessee, “Borrower”) and (ii) ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (“Lender”).
RECITALS
A. Pursuant to that certain Master Credit Facility Agreement dated as of December 12, 2001, (as amended from time to time, the “Master Agreement”) Original Borrower and Lender agreed to the terms and conditions under which Lender would establish a credit facility in the original amount of $300,000,000 and make Base and Revolving Advances to Original Borrower.
B. Pursuant to that certain First Reaffirmation and Joinder Agreement dated as of January 14, 2002, Heritage – Aspen Court L.P., an Arizona limited partnership (“Aspen”), South West Properties, L.P., a Delaware limited partnership (“South West”), Crown Pointe, Heritage – Gentry Place L.P., an Arizona limited partnership (“Gentry Place”), Hilltop, UDR, Heritage – Smith Summit L.P., an Arizona limited partnership (“Smith Summit”), UDR Summit Ridge L.P., a Delaware limited partnership (“Summit Ridge”) and UDR NC joined into the Master Agreement as if each were an Original Borrower.
C. Pursuant to that certain First Amendment to Master Credit Facility Agreement dated as of January 14, 2002, Borrower added nine (9) Mortgaged Properties commonly known as Aspen Court owned by Aspen, Braesridge owned by South West, Crown Pointe owned by Crown Pointe, Derby Park owned by Gentry Place, Hilltop owned by Hilltop, Riverwood owned by UDR, The Summit owned by Smith Summit, Summit Ridge owned by Summit Ridge, and Village at Cliffdale owned by UDR NC, to the Collateral Pool.
D. Pursuant to that certain Second Reaffirmation and Joinder Agreement dated as of January 24, 2002, UDR Beaumont, LLC, a Virginia limited liability company (“Beaumont”), Heritage – Chelsea Park L.P., an Arizona limited partnership (“Chelsea Park”), Heritage – Country Club Place L.P., an Arizona limited partnership (“Country Club”), and Contempo Heights L.L.C., an Arizona limited liability company (“Contempo Heights”) joined into the Master Agreement as if each were an Original Borrower.

E. Pursuant to that certain Second Amendment to Master Credit Facility Agreement dated as of January 24, 2002, Borrower added six (6) Mortgaged Properties commonly known as Beaumont owned by Beaumont, Chelsea Park owned by Chelsea, Country Club Place owned by Country Club, Dunwoody Pointe owned by UDRT, Stonegate owned by Contempo Heights, and Trinity Park owned by UDR NC, to the Collateral Pool.
F. Pursuant to that certain Third Reaffirmation and Joinder Agreement dated as of March 21, 2002, Heritage – Arbor Terrace I, L.L.C., an Arizona limited liability company (“Arbor I”), Heritage – Arbor Terrace II, L.L.C., an Arizona limited liability company (“Arbor II”), AAC and Jamestown of St. Matthews Limited Partnership, an Ohio limited partnership (“Jamestown of St. Matthews LP”), joined into the Master Agreement as if each were an Original Borrower.
G. Pursuant to that certain Third Amendment to Master Credit Facility Agreement dated as of March 21, 2002, Borrower added fourteen (14) Mortgaged Properties commonly known American Heritage owned by AAC, Arbor Terrace I owned by Arbor I, Arbor Terrace II owned by Arbor II, Brandywine owned by AAC, Foothills owned by AAC, Jamestown of St. Matthews owned by Jamestown of St. Matthews LP, Jamestown of Toledo owned by AAC, Kings Gate owned by AAC, Lakewood owned by AAC, Lancaster Commons owned by AAC, Lancaster Lakes owned by AAC, Nemoke owned by AAC, Sugar Mill Creek owned by AAC, and Tualatin Heights owned by UDR, to the Collateral Pool.
H. Pursuant to that certain Fourth Amendment to Master Credit Facility Agreement dated as of May 14, 2002, the Revolving Facility was reduced by, and the Base Facility Commitment was increased by, $150,000,000.00.
I. Borrower entered into that certain Fifth Amendment to Master Credit Facility Agreement dated as of October 8, 2004 to reflect (i) the succession by merger of (a) Heritage Communities to the rights and obligations under the Master Agreement of Arbor I, Arbor II, Aspen, Gentry Place, Smith Summit, Chelsea Park, Country Club and Beaumont and (b) UDR Texas to the rights and obligations of South West, Summit Ridge and Contempo Heights under the Master Agreement and (ii) the addition of the Mortgaged Properties commonly known as (a) Alexander Court, owned by UDR, and (b) Meadows at Kildaire, owned by UDR NC, to the Collateral Pool, (iii) the release of the Mortgaged Properties known as (a) American Heritage, owned by AAC, (b) Jamestown of St. Matthews, owned by Jamestown of St. Matthews LP, (c) Kings Gate, owned by AAC, and (d) Lakewood, owned by AAC, from the Collateral Pool, and (iv) the release of Jamestown of St. Matthews LP from each of the Loan Documents as a Borrower.
J. Borrower entered into that certain Sixth Amendment to Master Credit Facility Agreement dated as of December 1, 2004 to reflect the release of the Mortgaged Properties known as Brandywine Creek, owned by AAC, and Stonegate, owned by UDR Texas, from the Collateral Pool.
K. Pursuant to that certain Fourth Reaffirmation and Joinder Agreement dated as of December 8, 2004, UDR Tennessee joined into the Master Agreement as if it were an Original Borrower.

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L. Borrower entered into that certain Seventh Amendment to Master Credit Facility Agreement dated as of December 8, 2004 to reflect (i) the addition of the Mortgaged Properties commonly known as Carrington Hills, owned by UDR, and Colonnade, owned by UDR Tennessee to the Collateral Pool, and (ii) the release of the Mortgaged Properties known as Lancaster Lakes, owned by AAC, and Nemoke Trail, owned by AAC, from the Collateral Pool, and (iii) the modification of other terms of the Master Agreement as set forth therein.
M. All of the Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreement and Other Loan Documents, dated as of December 12, 2001 (the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.
N. Pursuant to the terms of the Master Agreement, Borrower intends to release that certain Mortgaged Property commonly known as The Summit (the “Release Property”) from the Collateral Pool and add that certain multifamily Residential Property commonly known as Sierra Canyon (the “Additional Property”) to the Collateral Pool, thereby effecting a substitution of Collateral (the “Substitution”). The terms and provisions of the Master Agreement require that the Substitution occur simultaneously.
O. Subject to the terms of and conditions of that certain Escrow Agreement by and between Borrower, Lender and Fannie Mae dated as of even date herewith (the “Escrow Agreement”), Lender has agreed to permit Borrower to release the Release Property prior to the addition of the Additional Property provided that Borrower comply with the terms of the Escrow Agreement.
P. The parties are executing this Amendment to the Master Agreement to reflect (i) the release of the Release Property, owned by Smith Summit, from the Collateral Pool, and (ii) the addition of the Additional Property, owned by UDR, to the Collateral Pool.
NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
     Section 13. Release of Mortgaged Property. The Release Property is hereby released from the Collateral Pool under the Master Agreement in accordance with the terms of the Escrow Agreement.
     Section 14. Addition of Mortgaged Property. The Additional Property is hereby added to the Collateral Pool as an additional Mortgaged Property under the Master Agreement in accordance with the terms of the Escrow Agreement.
     Section 15. Exhibit A. Exhibit A to the Master Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.

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     Section 4. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
     Section 5. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
     Section 6. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
     Section 7. Applicable Law. The provisions of Section 23.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
[Signatures follow on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER

UNITED DOMINION REALTY TRUST, INC., a Maryland corporation

By:	/s/ Rodney A. Neuheardt

Name:	Rodney A. Neuheardt
Title:	Senior Vice President — Finance & Treasurer

WOODLAKE VILLAGE, L.P., a California limited partnership

By:	UNITED DOMINION REALTY, L.P., a Delaware limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

		By: Name:	/s/ Rodney A. Neuheardt Rodney A. Neuheardt
		Title:	Senior Vice President — Finance & Treasurer

AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company

By:	AAC SEATTLE I, INC., a Delaware corporation, its Administrative Member

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer
[Signatures Continue]

5

AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company

By:	AAC SEATTLE I, INC., a Delaware corporation, its Administrative Member

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer

UNITED DOMINION REALTY, L.P., a Delaware limited partnership

By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer

UDR OF NC, LIMITED PARTNERSHIP, a North Carolina limited partnership

By:	UDRT OF DELAWARE 4 LLC, a Delaware limited liability company, its General Partner

	By:	UNITED DOMINION REALTY, L.P., a Delaware limited partnership, its Sole Member

		By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

			By: Name:	/s/ Rodney A. Neuheardt Rodney A. Neuheardt
			Title:	Senior Vice President -Finance & Treasurer
[Signatures Continue]

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AAC FUNDING PARTNERSHIP II, a Delaware general partnership

By:	AAC FUNDING II, INC., a Delaware corporation, its Managing Partner

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer

HERITAGE COMMUNITIES L.P., a Delaware limited partnership

By:	ASR OF DELAWARE LLC, a Delaware limited liability company, its General Partner

	By:	ASR INVESTMENTS CORPORATION, a Maryland corporation, its Sole Member

		By: Name:	/s/ Rodney A. Neuheardt Rodney A. Neuheardt
		Title:	Senior Vice President — Finance & Treasurer

UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership

By:	UDR WESTERN RESIDENTIAL, INC., a Virginia corporation, its General Partner

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer
[Signatures Continue]

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UDR OF TENNESSEE, L.P., a Virginia limited partnership

By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer
[Signatures Continue]

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LENDER

ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership

By:	ACMC Realty, Inc., a California Corporation, its General Partner

	By:	/s/ Larry R. Sneathern
	Name:	Larry R. Sneathern
	Title:	Senior Vice President

9

EXHIBIT A
SCHEDULE OF INITIAL MORTGAGED PROPERTIES
AND INITIAL VALUATIONS

Property Name	Property Address	Initial Valuation
Woodlake Village	200 Bicentennial Circle Sacramento, CA 95826	$44,800,000

Aspen Court	2305 Ashcroft Arlington, TX 76006	$5,700,000

Braesridge	11100 Braesridge Houston, TX 77071	$14,650,00

Crown Pointe	3788 NE 4th Street Renton, WA 98056	$11,900,000

Derby Park	606 W. Safari Parkway Grand Prairie, TX 75050	$15,900,000

Hilltop	500 Monroe Avenue NE Renton, WA 98056	$11,000,000

Riverwood	1045 Holcomb Bridge Road Roswell, GA 30076	$16,750,000

Summit Ridge	1604 Ridge Haven Drive Arlington, TX 76011	$11,000,000

Village at Cliffdale	567 Cutchen Lane Fayetteville, NC 28314	$16,500,000

Beaumont	8504 82nd Street, S.W. Lakewood, WA 98498	$15,200,000

Chelsea Park	11000 Crescent Moon Houston, TX 77064	$7,700,000

Country Club Place	1111 Golfview Richmond, TX 77469	$7,000,000

Dunwoody Pointe	7901 Roswell Road Atlanta, GA 30350	$14,100,000

Trinity Park	5301 Creek Ridge Lane Raleigh, NC 27607	$22,540,000

Arbor Terrace I	1800 Sidney Avenue Port Orchard, WA 98366	$7,913,043

Arbor Terrace II	1790 Sidney Avenue Port Orchard, WA 98366	$6,086,957

Foothills Tennis Village	5 Marcia Way Roseville, CA 95747	$22,600,000

Jamestown of Toledo	3215 Milstead Drive Toledo, OH 43606	$7,300,000

Lancaster Commons	2489 Coral Avenue NE Salem, OR 97305	$11,300,000

A-1

Property Name	Property Address	Initial Valuation
Sugar Mill Creek	8500 Belcher Road Pinellas Park, FL 33781	$10,600,000

Tualatin Heights	9301 SW Sagert Road Tualatin, OR 97062	$14,575,000

Alexander Court	135 Reynoldsburg-New Albany Road Reynoldsburg, OH 43068	$18,520,550

Meadows at Kildaire	2600 Harvest Creek Place Apex, NC 27539	$20,109,220

Carrington Hills	4268 South Carothers Road Franklin, TN 37067	$24,900,000

Colonnade	4100 Central Pike Nashville, TN	$20,250,000

Sierra Canyon	17500 North 67th Avenue Glendale, Arizona 85308	To Be Supplemented

A-2

NINTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT
     THIS NINTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is effective as of the 30th day of September, 2005 by and among (i) (a) UNITED DOMINION REALTY TRUST, INC., a Maryland corporation (“UDRT”), (b) WOODLAKE VILLAGE, L.P., a California limited partnership (“Woodlake”) (individually and collectively, UDRT and Woodlake, “Original Borrower”), (c) AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company (“Crown Pointe”), (d) AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company (“Hilltop”), (e) UNITED DOMINION REALTY, L.P., a Delaware limited partnership (“UDR”), (f) UDR OF NC, LIMITED PARTNERSHIP, a North Carolina limited partnership (“UDR NC”), (g) AAC FUNDING PARTNERSHIP II, a Delaware general partnership (“AAC”), (h) HERITAGE COMMUNITIES L.P., a Delaware limited partnership (“Heritage Communities”), (i) UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership (“UDR Texas”), and (j) UDR of TENNESSEE, L.P., a Virginia limited partnership (“UDR Tennessee”) (individually and collectively, Original Borrower, Crown Pointe, Hilltop, UDR, UDR NC, AAC, Heritage Communities, UDR Texas and UDR Tennessee, “Borrower”) and (ii) ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (“Lender”).
RECITALS
A. Pursuant to that certain Master Credit Facility Agreement dated as of December 12, 2001, (as amended from time to time, the “Master Agreement”) Original Borrower and Lender agreed to the terms and conditions under which Lender would establish a credit facility in the original amount of $300,000,000 and make Base and Revolving Advances to Original Borrower.
B. Pursuant to that certain First Reaffirmation and Joinder Agreement dated as of January 14, 2002, Heritage – Aspen Court L.P., an Arizona limited partnership (“Aspen”), South West Properties, L.P., a Delaware limited partnership (“South West”), Crown Pointe, Heritage – Gentry Place L.P., an Arizona limited partnership (“Gentry Place”), Hilltop, UDR, Heritage – Smith Summit L.P., an Arizona limited partnership (“Smith Summit”), UDR Summit Ridge L.P., a Delaware limited partnership (“Summit Ridge”) and UDR NC joined into the Master Agreement as if each were an Original Borrower.
C. Pursuant to that certain First Amendment to Master Credit Facility Agreement dated as of January 14, 2002, Borrower added nine (9) Mortgaged Properties commonly known as Aspen Court owned by Aspen, Braesridge owned by South West, Crown Pointe owned by Crown Pointe, Derby Park owned by Gentry Place, Hilltop owned by Hilltop, Riverwood owned by UDR, The Summit owned by Smith Summit, Summit Ridge owned by Summit Ridge, and Village at Cliffdale owned by UDR NC, to the Collateral Pool.
D. Pursuant to that certain Second Reaffirmation and Joinder Agreement dated as of January 24, 2002, UDR Beaumont, LLC, a Virginia limited liability company (“Beaumont”), Heritage – Chelsea Park L.P., an Arizona limited partnership (“Chelsea Park”), Heritage – Country Club Place L.P., an Arizona limited partnership (“Country Club”), and Contempo Heights L.L.C., an Arizona limited liability company (“Contempo Heights”) joined into the Master Agreement as if each were an Original Borrower.

E. Pursuant to that certain Second Amendment to Master Credit Facility Agreement dated as of January 24, 2002, Borrower added six (6) Mortgaged Properties commonly known as Beaumont owned by Beaumont, Chelsea Park owned by Chelsea, Country Club Place owned by Country Club, Dunwoody Pointe owned by UDRT, Stonegate owned by Contempo Heights, and Trinity Park owned by UDR NC, to the Collateral Pool.
F. Pursuant to that certain Third Reaffirmation and Joinder Agreement dated as of March 21, 2002, Heritage – Arbor Terrace I, L.L.C., an Arizona limited liability company (“Arbor I”), Heritage – Arbor Terrace II, L.L.C., an Arizona limited liability company (“Arbor II”), AAC and Jamestown of St. Matthews Limited Partnership, an Ohio limited partnership (“Jamestown of St. Matthews LP”), joined into the Master Agreement as if each were an Original Borrower.
G. Pursuant to that certain Third Amendment to Master Credit Facility Agreement dated as of March 21, 2002, Borrower added fourteen (14) Mortgaged Properties commonly known American Heritage owned by AAC, Arbor Terrace I owned by Arbor I, Arbor Terrace II owned by Arbor II, Brandywine owned by AAC, Foothills owned by AAC, Jamestown of St. Matthews owned by Jamestown of St. Matthews LP, Jamestown of Toledo owned by AAC, Kings Gate owned by AAC, Lakewood owned by AAC, Lancaster Commons owned by AAC, Lancaster Lakes owned by AAC, Nemoke owned by AAC, Sugar Mill Creek owned by AAC, and Tualatin Heights owned by UDR, to the Collateral Pool.
H. Pursuant to that certain Fourth Amendment to Master Credit Facility Agreement dated as of May 14, 2002, the Revolving Facility was reduced by, and the Base Facility Commitment was increased by, $150,000,000.00.
I. Borrower entered into that certain Fifth Amendment to Master Credit Facility Agreement dated as of October 8, 2004 to reflect (i) the succession by merger of (a) Heritage Communities to the rights and obligations under the Master Agreement of Arbor I, Arbor II, Aspen, Gentry Place, Smith Summit, Chelsea Park, Country Club and Beaumont and (b) UDR Texas to the rights and obligations of South West, Summit Ridge and Contempo Heights under the Master Agreement and (ii) the addition of the Mortgaged Properties commonly known as (a) Alexander Court, owned by UDR, and (b) Meadows at Kildaire, owned by UDR NC, to the Collateral Pool, (iii) the release of the Mortgaged Properties known as (a) American Heritage, owned by AAC, (b) Jamestown of St. Matthews, owned by Jamestown of St. Matthews LP, (c) Kings Gate, owned by AAC, and (d) Lakewood, owned by AAC, from the Collateral Pool, and (iv) the release of Jamestown of St. Matthews LP from each of the Loan Documents as a Borrower.
J. Borrower entered into that certain Sixth Amendment to Master Credit Facility Agreement dated as of December 1, 2004 to reflect the release of the Mortgaged Properties known as Brandywine Creek, owned by AAC, and Stonegate, owned by UDR Texas, from the Collateral Pool.
K. Pursuant to that certain Fourth Reaffirmation and Joinder Agreement dated as of December 8, 2004, UDR Tennessee joined into the Master Agreement as if it were an Original Borrower.

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L. Borrower entered into that certain Seventh Amendment to Master Credit Facility Agreement dated as of December 8, 2004 to reflect (i) the addition of the Mortgaged Properties commonly known as Carrington Hills, owned by UDR, and Colonnade, owned by UDR Tennessee to the Collateral Pool, and (ii) the release of the Mortgaged Properties known as Lancaster Lakes, owned by AAC, and Nemoke Trail, owned by AAC, from the Collateral Pool, and (iii) the modification of other terms of the Master Agreement as set forth therein.
M. Borrower entered into that certain Eighth Amendment to Master Credit Facility Agreement dated as of July 1, 2005 to reflect (i) the addition of the Mortgaged Property commonly known as Sierra Canyon, owned by UDR, to the Collateral Pool, and (ii) the release of the Mortgaged Property known as The Summit, owned by Heritage Communities, from the Collateral Pool.
N. All of the Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreement and Other Loan Documents, dated as of December 12, 2001 (the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.
O. The parties are executing this Amendment to the Master Agreement to reflect the modification of certain terms of the Master Agreement as set forth herein.
NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
     Section 1. Financial Definitions. Section 15.01 of the Master Agreement is hereby deleted in its entirety and restated as follows:
     “1031 Property” means property held by a “qualified intermediary” in connection with the sale of such property by the Borrower, a Subsidiary or Unconsolidated Affiliate pursuant to, and qualifying for tax treatment under, Section 1031 of the Internal Revenue Code.
     “Condominium Property” means a Multifamily Property that has been converted into residential condominium units for the purpose of sale. For purposes of this definition and the definition of “Condominium Property Value” a Multifamily Property will be deemed “converted” into residential condominium units once both of the following have occurred: (a) notice of the conversion has been sent to the tenants of such Property; and (b) a declaration of condominium or other similar document is filed with the applicable Governmental Authority.
     “Condominium Property Value” means the sum of the following: (a) the Consolidated Net Operating Income attributable to such Property for the two quarter

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period annualized ending immediately prior to such conversion divided by 7.50%, plus (b) the cost of capital improvements made to such Property in connection with such conversion not to exceed 35% of the amount determined in accordance with the preceding clause (a), minus (c) 90% of the actual contractual sales price of each individual condominium unit sale prior to any deductions for commissions, fees and any other expenses; provided, however, no value will be attributed to such a Condominium Property 24 months after its conversion. In addition, no value shall be attributable to a Condominium Property at any time following the earlier of (x) all condominium units of such Property having been sold or otherwise conveyed, (y) the management of such Property having been turned over to such Property’s homeowners’ association and (z) less than 10% of the units remain unsold.
     “Consolidated Adjusted EBITDA” means for any period the Consolidated Group the sum of Consolidated EBITDA for such period minus a reserve equal to $62.50 per apartment unit per quarter ($250 per apartment unit per year). Except as expressly provided otherwise, the applicable period shall be for the single fiscal quarter ending as of the date of determination.
     “Consolidated Adjusted Tangible Net Worth” means at any rate:
     (iii) the sum of (A) the consolidated shareholders equity of the Consolidated Group (net of Minority Interests) plus (B) accumulated depreciation of real estate owned to the extent reflected in the then book value of the Consolidated Assets, minus without duplication
     (iv) the Intangible Assets of the Consolidated Group.
     “Consolidated Assets” means the assets of the members of the Consolidated Group determined in accordance with GAAP on a consolidated basis.
     “Consolidated EBITDA” means for any period for the Consolidated Group, Consolidated Net Income (including Consolidated Net Income attributable to units of Condominium Properties prior to the sale thereof) excluding the following amounts (but only to the extent included in determining Consolidated Net Income for such period) (a) Consolidated Interest Expense; (b) all provisions for any Federal, state or other income taxes; (c) depreciation, amortization and other non-cash charges; (d) gains and losses on Investments and extraordinary gains and losses; (e) taxes on such excluded gains and tax deductions or credits on account of such excluded losses, in each case on a consolidated basis determined in accordance with GAAP; and (f) to the extent not already included in the immediately preceding clauses (b) through (e), the Borrower’s pro rata share of such items of each Unconsolidated Affiliate of the Borrower for such period. Consolidated EBITDA shall include gain or loss, in either case, realized on the sale of any portion of a Condominium Property (without duplication of income on condominium units).
     “Consolidated Funded Debt” means total Debt of the Consolidated Group on a consolidated basis determined in accordance with GAAP (excluding (i) Debt consisting of contingent liabilities retained by the Borrower related to the sale of Hunting Ridge,

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Woodside and Twin Coves in an aggregate amount not to exceed $20,000,000 and (ii) the aggregate amount, not to exceed $20,000,000, available to be drawn under letters of credit issued in respect of normal operating expenses of such Person) plus the Borrower’s pro rata share of the Debt of any Unconsolidated Affiliate of the Borrower.
     “Consolidated Group” means the Borrower and its consolidated Subsidiaries, as determined in accordance with GAAP.
     “Consolidated Interest Expense” means for any period for the Consolidated Group, (a) all interest expense, including the amortization of debt discount and premium, the interest component under capital leases and capitalized interest expense (other than capitalized interest funded from a construction loan interest reserve account held by another lender and not included in the calculation of cash for balance sheet reporting purposes), in each case on a consolidated basis determined in accordance with GAAP plus (b) to the extent not already included in the foregoing clause (a), the Borrower’s pro rata share of all interest expense (determined in a manner consistent with this definition of Consolidated Interest Expense) for such period of Unconsolidated Affiliates of the Borrower.
     “Consolidated Net Income” means for any period, the net income of the Consolidated Group on a consolidated basis determined in accordance with GAAP, including the Borrower’s pro rata share of the net income of each Unconsolidated Affiliate of the Borrower for such period.
     “Consolidated Net Operating Income” means, for any period for any Multifamily Property owned by a member of the Consolidated Group or an Unconsolidated Affiliate, an amount equal to (a) the aggregate rental and other income from the operation of such Multifamily Property during such period; minus (b) all expenses and other proper charges incurred in connection with the operation of such Multifamily Property (including, without limitation, real estate taxes and bad debt expenses) during such period and an imputed management fee in the amount of 3.0% of the aggregate rents received for such Multifamily Property during such period; but, in any case, before payment of or provision for debt service charges for such period, income taxes for such period, and depreciation, amortization and other non-cash expenses for such period, all on a consolidated basis determined in accordance with GAAP. For purposes of determining Consolidated Net Operating Income, only the Borrower’s pro rata share of the Consolidated Net Operating Income of any such Property owned by an Unconsolidated Affiliate of the Borrower shall be used.
     “Consolidated Secured Debt” means, as of any given date, all Consolidated Funded Debt that is secured in any manner by any Lien.
     “Consolidated Total Fixed Charges” means for any period, the sum of (a) the cash portion of Consolidated Interest Expense paid during such period plus (b) regularly scheduled principal payments on Consolidated Funded Debt during such period (excluding any balloon, bullet or similar principal payment payable on any Consolidated

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Funded Debt which repays such Consolidated Funded Debt in full) plus (c) all cash dividends and distributions on Preferred Equity Interests of members of the Consolidated Group paid during such period, all on a consolidated basis determined in accordance with GAAP.
     “Consolidated Unsecured Debt” means, as of a given date, all Consolidated Funded Debt that is not Consolidated Secured Debt.
     “Debt” of any Person means at any date, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business), (d) all Capitalized Lease Obligations of such Person; (e) all obligations of such Person to purchase securities or other property which arise out of or in connection with the sale of the same or substantially similar securities or property; (f) all obligations of such Person to reimburse any bank or other person in respect of amounts payable under a letter of credit or similar instrument (being the amount available to be drawn thereunder, whether or not then drawn); (g) all obligations of others secured by a Lien on any asset of such Person, whether or not such obligation is assumed by such Person; (h) all obligations of others Guaranteed by such Person; (i) all obligations which in accordance with GAAP would be shown as liabilities on a balance sheet of such Person or which arise in connection with forward equity transactions; and (j) all obligations of such Person owning under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes, but is classified as an operating lease in accordance with GAAP. Debt of any Person shall include Debt of any partnership or joint venture in which such Person is a general partner or joint venturer to the extent of such Person’s pro rata share of the ownership of such partnership or joint venture (except if such Debt is recourse to such Person, in which case the greater of such Person’s pro rata portion of such Debt or the amount of the recourse portion of the Debt, shall be included as Debt of such Person). All Loans and Letter of Credit Liabilities shall constitute Debt of the Borrower.
     “Development Property” means (i) a Property currently under development (or in the pre-development phase) as a Multifamily Property and/or (ii) a Condominium Property.
     “Gross Asset Value” means from time to time the sum of the following amounts (without duplication): (a) the product of (i) Consolidated Net Operating Income for the period of two consecutive fiscal quarters most recently ended attributable to Multifamily Properties (excluding any Properties covered by either of the immediately following clauses (b) or (c) owned by any member of the Consolidated Group for such period, multiplied by (ii) 2 and divided by (iii) 7.50%; (b) the purchase price paid for any Multifamily Property acquired by any member of the Consolidated Group during the period of six consecutive fiscal quarters most recently ended (less any amounts paid as a

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purchase price adjustment, held in escrow, retained as a contingency reserve, or other similar arrangements); (c)(i) the Condominium Property Value of all Condominium Properties owned by any member of the Consolidated Group, (ii) the current book value of any other Development Property (or Multifamily Property that was a Development Property at any time during the period of six consecutive fiscal quarters most recently ended) owned by any member of the Consolidated Group and (iii) the Renovation Property Value of all Renovation Properties owned by any member of the Consolidated Group; (d) unrestricted cash and cash equivalents of the Consolidated Group; (e) the value (based on the lower of cost or market price determined in accordance with GAAP) of any raw land owned by any member of the Consolidated Group; (f) the value (based on the lower of cost or market price determined in accordance with GAAP) of Properties owned by any member of the Consolidated Group that are developed but that are not Multifamily Properties; (g) the value (based on the lower of cost or market price determined in accordance with GAAP) of all Multifamily REIT Preferred Interests; (h) the value (based on the lower of cost market price determined in accordance with GAAP) of (i) all promissory notes, including any secured by a Mortgage, payable solely to any member of the Consolidated Group and the obligors of which are not Affiliates of the Borrower (excluding any such note where the obligor is more than 60 days past due with respect to any payment obligation) and (ii) all marketable securities (excluding Marketable Multifamily REIT Preferred Interests); and (i) the Borrower’s pro rata share of the preceding items of any Unconsolidated Affiliate of the Borrower to the extent not already included. Notwithstanding the foregoing, any determination of Gross Asset Value shall exclude any Investments held by the Borrower or any Subsidiary.
     “Gross Asset Value of the Unencumbered Pool” means Gross Asset Value determined with reference only to Unencumbered Pool Assets. Notwithstanding the foregoing, the following amounts shall be excluded from Gross Asset Value of the Unencumbered Pool: (a) the amount by which the value of Unencumbered Pool Assets owned by Subsidiaries that are not Guarantors would, in the aggregate, account for more than 20.0% of Gross Asset Value of the Unencumbered Pool; (b) the amount by which the value of the Unencumbered Pool Assets owned by Subsidiaries are not Wholly Owned Subsidiaries would, in the aggregate, account for more than 20.0% of Gross Asset Value of the Unencumbered Pool; and (c) the amount by which the value of Unencumbered Pool Assets that are Investments and other assets would, in the aggregate, account for more than 20.0% of the Gross Asset Value of the Unencumbered Pool; provided, the limitations contained in the immediately preceding clauses (a) and (b) shall not apply to 1031 Properties and the limitations contained in the immediately preceding clause (c) shall not apply to promissory notes secured by first Mortgages. The aggregate Occupancy Rate of Multifamily Properties and other Properties that are developed, but that are not Multifamily Properties, must exceed 80.0%.
     “Intangible Assets” of any Person means at any date the amount of (i) all write ups (other than write-ups resulting from write-ups of assets of a going concern business made within twelve months after the acquisition of such business) in the book value of any asset owned by such Person and (ii) all unamortized debt discount and expense, unamortized deferred charges, capitalized start up costs, goodwill, patents, licenses,

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trademarks, trade names, copyrights, organization or developmental expenses, covenants not to compete and other intangible items.
     “Investment” means, (x) with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any equity interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, guaranty of debt of, or purchase or other acquisition of any Debt of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person and (y) with respect to any Mortgaged Property or other asset, the acquisition thereof. Any binding commitment to make an investment in any other Person, as well as any option of another Person to require an Investment in such Person, shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in a Loan Document, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
     “Marketable Multifamily REIT Preferred Interest” means a Multifamily REIT Preferred Equity Interest: (a) having trading privileges on a national securities exchange or that is subject to price quotations in the over-the-counter market and (b) not subject to restrictions on the sale, transfer, assignment, hypothecation or other limitations, in each case where such restriction would exceed 90 days from the time of purchase, that would (whether contractual or under Applicable Law) otherwise prevent such Preferred Equity Interest from being freely transferable by such member of the Consolidated Group; provided, however, that this limitation shall not apply to Preferred Equity Interests that could be sold pursuant to an available exemption under the Securities Act.
     “Multifamily REIT Preferred Interest” means any Preferred Equity Interest: (a) owned by a member of the Consolidated Group and (b) issued by a REIT that (i) is not a Subsidiary and (ii) owns primarily apartment communities.
     “Minority Interest” means any shares of stock (or other equity interests) of any class of a Subsidiary (other than directors’ qualifying shares as required by law) that are not owned by the Borrower and/or one or more Wholly Owned Subsidiaries. Minority Interests constituting preferred stock shall be valued at the voluntary or involuntary liquidation value of such preferred stock, whichever is greater, and by valuing common stock at the book value of the capitalized surplus applicable thereto adjusted by the foregoing method of valuing Minority Interests in preferred stock.
     “Multifamily Property” means any Real Property on which the improvements consist primarily of an apartment community.
     “Real Property” means any parcel of real property owned or leased (in whole or in part) or operated by the Borrower, any Subsidiary or any Unconsolidated Affiliate of

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the Borrower and which is located in a state of the United States of America or the District of Columbia.
     “Realty” means all real property and interests therein, together with all improvements thereon.
     “Renovation Property” mean a Property on which the existing building or other improvements or a portion thereof are undergoing renovation and redevelopment that will either (a) disrupt the occupancy of at least 30% of the square footage of such Property or (b) temporarily reduce the Consolidated Net Operating Income attributable to such Property by more that 30% as compared to the immediately preceding comparable prior period. A Property shall cease to be a Renovation Property upon the earliest to occur of (i) all improvements (other than tenant improvements on unoccupied space) related to the redevelopment of such Property having been substantially completed and (ii) once such Property has achieved an Occupancy Rate of 80.0% or more.
     “Renovation Property Value” means for a Renovation Property, the sum of the following: (a) the Consolidated Net Operating Income attributable to such Property for the two quarter period annualized ending immediately prior to the commencement of such renovation and redevelopment divided by 7.50%, plus (b) the cost of capital improvements made to such Property in connection with such renovation and redevelopment not to exceed 35% of the amount determined in accordance with the preceding clause (a); provided, however, (i) the value of (a) plus (b) above does not exceed 80% of the Borrower’s good faith determination of the pro forma Consolidated Net Operating Income of such Renovation Property (assuming the completion of all applicable renovation and redevelopment) divided by 7.50% and (ii) 18 months following the commencement of such renovation and redevelopment such property will cease to be a Renovation Property.
     “Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.
     “Unencumbered Pool Asset” means any asset owned by a member of the Consolidated Group or an Unconsolidated Affiliate of the Borrower and that satisfies all of the following requirements: (a) such asset is either (i) a Multifamily Property, (ii) a Property that is developed but that is not a Multifamily Property, (iii) a Development Property or a Renovation Property, (iv) raw land, (v) promissory notes (vi) marketable securities (including Marketable Multifamily REIT Preferred Interests) and (vii) Multifamily REIT Preferred Interests; (b) neither such asset, nor any interest of any member of the Consolidated Group or Unconsolidated Affiliate therein, is subject to any Lien (other than Permitted Liens of the types described in clauses (a) through (c) of the definition thereof) or to any Negative Pledge; (c) if such asset is owned by Person other than the Borrower (i) none of the Borrower’s direct or indirect ownership interest in such

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Person is subject to any Lien (other than Permitted Liens of the types described in clauses (a) through (c) of the definition thereof) or to any Negative Pledge; and (ii) the Borrower directly, or indirectly through a Subsidiary, has the right to take the following actions without the need to obtain the consent of any Person: (x) sell, transfer or otherwise dispose of such asset and (y) to create a Lien on such asset as security for Debt of the Borrower or such Guarantor, as applicable; (d) if such asset is owned by a Subsidiary or Unconsolidated Affiliate which is not a Guarantor (i) the Borrower directly, or indirectly through other Subsidiaries, owns at least 51.0% of all outstanding Equity Interests of such Person; and (ii) such Person is not an obligor with respect to any Debt (other than unsecured Debt of the type set forth in clauses (c) and (d) of the definition of the term Debt), provided however, 1031 Properties will not be subject to the limitations contained in subclauses (i) and (ii) of this clause (d); and (e) in the case of a Property, such Property is free of all structural defects or major architectural deficiencies (if developed), title defects, environmental conditions or other adverse matters which, individually or collectively, materially impair the value of such Property.
     “Wholly Owned Subsidiary” means as to any person, any Subsidiary all of the voting stock or other similar voting interest are owned directly or indirectly by such Person. Unless otherwise provided, references to “Wholly Owned Subsidiary” shall mean Wholly Owned Subsidiaries of the Borrower.
     Section 2. Consolidated Adjusted Tangible Net Worth. Section 15.05 of the Master Agreement is hereby deleted in its entirety and replaced with the following:
     “SECTION 15.05 Consolidated Adjusted Tangible Net Worth. Consolidated Adjusted Tangible Net Worth will not at any time be less than $1,200,000,000.”
     Section 3. Consolidated Funded Debt Ratio. Section 15.06 of the Master Agreement is hereby deleted in its entirety and replaced with the following:
     “SECTION 15.06 Consolidated Funded Debt Ratio. The ratio of (i) Consolidated Funded Debt to (ii) Gross Asset Value, will not exceed 0.625 to 1.0 at any time; provided, however, that if such ratio is greater than 0.625 to 1.0 but less than 0.675 to 1.0, then such failure to comply with the foregoing covenant shall not constitute a Default or Event of Default so long as such ratio ceases to exceed 0.625 to 1.00 within 180 days following the date such ratio first exceeded 0.625 to 1.00.”
     Section 4. Consolidated Unsecured Debt to Gross Asset Value of the Unencumbered Pool. Section 15.08 of the Master Agreement is hereby deleted in its entirety and replaced with the following:
     “SECTION 15.08 Consolidated Unsecured Debt to Gross Asset Value of the Unencumbered Pool. The ratio of (i) Gross Asset Value of the Unencumbered Pool to (ii) Consolidated Unsecured Debt, will not be less than 1.50 to 1.00 at the end of any fiscal quarter.”
     Section 5. Consolidated Unencumbered Interest Coverage Ratio. Section 15.09 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

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“[INTENTIONALLY DELETED]”
     Section 6. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
     Section 7. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
     Section 8. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
     Section 9. Applicable Law. The provisions of Section 23.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
[Signatures follow on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER

UNITED DOMINION REALTY TRUST, INC., a Maryland corporation

By:	/s/ Rodney A. Neuheardt

Name:	Rodney A. Neuheardt
Title:	Senior Vice President — Finance & Treasurer

WOODLAKE VILLAGE, L.P., a California limited partnership

By:	UNITED DOMINION REALTY, L.P., a Delaware limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

		By: Name:	/s/ Rodney A. Neuheardt Rodney A. Neuheardt
		Title:	Senior Vice President — Finance & Treasurer

AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company

By:	AAC SEATTLE I, INC., a Delaware corporation, its Administrative Member

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer
[Signatures Continue]

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AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company

By:	AAC SEATTLE I, INC., a Delaware corporation, its Administrative Member

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer

UNITED DOMINION REALTY, L.P., a Delaware limited partnership

By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer

UDR OF NC, LIMITED PARTNERSHIP, a North Carolina limited partnership

By:	UDRT OF DELAWARE 4 LLC, a Delaware limited liability company, its General Partner

	By:	UNITED DOMINION REALTY, L.P., a Delaware limited partnership, its Sole Member

		By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

			By: Name:	/s/ Rodney A. Neuheardt Rodney A. Neuheardt
			Title:	Senior Vice President — Finance & Treasurer
[Signatures Continue]

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AAC FUNDING PARTNERSHIP II, a Delaware general partnership

By:	AAC FUNDING II, INC., a Delaware corporation, its Managing Partner

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer

HERITAGE COMMUNITIES L.P., a Delaware limited partnership

By:	ASR OF DELAWARE LLC, a Delaware limited liability company, its General Partner

	By:	ASR INVESTMENTS CORPORATION, a Maryland corporation, its Sole Member

		By: Name:	/s/ Rodney A. Neuheardt Rodney A. Neuheardt
		Title:	Senior Vice President — Finance & Treasurer

UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership

By:	UDR WESTERN RESIDENTIAL, INC., a Virginia corporation, its General Partner

	By:	/s/ Rodney A. Neuheardt

	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer
[Signatures Continue]

14

UDR OF TENNESSEE, L.P., a Virginia limited partnership

By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

	By:	/s/ Rodney A. Neuheardt
	Name:	Rodney A. Neuheardt
	Title:	Senior Vice President — Finance & Treasurer
[Signatures Continue]

15

LENDER

ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership

By:	ACMC Realty, Inc., a California Corporation, its General Partner

	By:	/s/ Timothy L. White
	Name:	Timothy L. White
	Title:	Executive V.P. / COO

16

TENTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT
     THIS TENTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is effective as of the 3rd day of July, 2006 by and among (i) (a) UNITED DOMINION REALTY TRUST, INC., a Maryland corporation (“UDRT”), (b) WOODLAKE VILLAGE, L.P., a California limited partnership (“Woodlake”) (individually and collectively, UDRT and Woodlake, “Original Borrower”), (c) AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company (“Crown Pointe”), (d) AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company (“Hilltop”), (e) UNITED DOMINION REALTY, L.P., a Delaware limited partnership (“UDR”), (f) UDR OF NC, LIMITED PARTNERSHIP, a North Carolina limited partnership (“UDR NC”), (g) AAC FUNDING PARTNERSHIP II, a Delaware general partnership (“AAC”), (h) HERITAGE COMMUNITIES L.P., a Delaware limited partnership (“Heritage Communities”), (i) UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership (“UDR Texas”), and (j) UDR of TENNESSEE, L.P., a Virginia limited partnership (“UDR Tennessee”) (individually and collectively, Original Borrower, Crown Pointe, Hilltop, UDR, UDR NC, AAC, Heritage Communities, UDR Texas and UDR Tennessee, “Borrower”) and (ii) ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (“Lender”).
RECITALS
     A. Pursuant to that certain Master Credit Facility Agreement dated as of December 12, 2001, (as amended from time to time, the “Master Agreement”) Original Borrower and Lender agreed to the terms and conditions under which Lender would establish a credit facility in the original amount of $300,000,000 and make Base and Revolving Advances to Original Borrower.
     B. Pursuant to that certain First Reaffirmation and Joinder Agreement dated as of January 14, 2002, Heritage – Aspen Court L.P., an Arizona limited partnership (“Aspen”), South West Properties, L.P., a Delaware limited partnership (“South West”), Crown Pointe, Heritage – Gentry Place L.P., an Arizona limited partnership (“Gentry Place”), Hilltop, UDR, Heritage – Smith Summit L.P., an Arizona limited partnership (“Smith Summit”), UDR Summit Ridge L.P., a Delaware limited partnership (“Summit Ridge”) and UDR NC joined into the Master Agreement as if each were an Original Borrower.
     C. Pursuant to that certain First Amendment to Master Credit Facility Agreement dated as of January 14, 2002, Borrower added nine (9) Mortgaged Properties commonly known as Aspen Court owned by Aspen, Braesridge owned by South West, Crown Pointe owned by Crown Pointe, Derby Park owned by Gentry Place, Hilltop owned by Hilltop, Riverwood owned by UDR, The Summit owned by Smith Summit, Summit Ridge owned by Summit Ridge, and Village at Cliffdale owned by UDR NC, to the Collateral Pool.
     D. Pursuant to that certain Second Reaffirmation and Joinder Agreement dated as of January 24, 2002, UDR Beaumont, LLC, a Virginia limited liability company (“Beaumont”), Heritage – Chelsea Park L.P., an Arizona limited partnership (“Chelsea Park”), Heritage – Country Club Place L.P., an Arizona limited partnership (“Country Club”), and Contempo

Heights L.L.C., an Arizona limited liability company (“Contempo Heights”) joined into the Master Agreement as if each were an Original Borrower.
     E. Pursuant to that certain Second Amendment to Master Credit Facility Agreement dated as of January 24, 2002, Borrower added six (6) Mortgaged Properties commonly known as Beaumont owned by Beaumont, Chelsea Park owned by Chelsea, Country Club Place owned by Country Club, Dunwoody Pointe owned by UDRT, Stonegate owned by Contempo Heights, and Trinity Park owned by UDR NC, to the Collateral Pool.
     F. Pursuant to that certain Third Reaffirmation and Joinder Agreement dated as of March 21, 2002, Heritage – Arbor Terrace I, L.L.C., an Arizona limited liability company (“Arbor I”), Heritage – Arbor Terrace II, L.L.C., an Arizona limited liability company (“Arbor II”), AAC and Jamestown of St. Matthews Limited Partnership, an Ohio limited partnership (“Jamestown of St. Matthews LP”), joined into the Master Agreement as if each were an Original Borrower.
     G. Pursuant to that certain Third Amendment to Master Credit Facility Agreement dated as of March 21, 2002, Borrower added fourteen (14) Mortgaged Properties commonly known American Heritage owned by AAC, Arbor Terrace I owned by Arbor I, Arbor Terrace II owned by Arbor II, Brandywine owned by AAC, Foothills owned by AAC, Jamestown of St. Matthews owned by Jamestown of St. Matthews LP, Jamestown of Toledo owned by AAC, Kings Gate owned by AAC, Lakewood owned by AAC, Lancaster Commons owned by AAC, Lancaster Lakes owned by AAC, Nemoke owned by AAC, Sugar Mill Creek owned by AAC, and Tualatin Heights owned by UDR, to the Collateral Pool.
     H. Pursuant to that certain Fourth Amendment to Master Credit Facility Agreement dated as of May 14, 2002, the Revolving Facility was reduced by, and the Base Facility Commitment was increased by, $150,000,000.00.
     I. Borrower entered into that certain Fifth Amendment to Master Credit Facility Agreement dated as of October 8, 2004 to reflect (i) the succession by merger of (a) Heritage Communities to the rights and obligations under the Master Agreement of Arbor I, Arbor II, Aspen, Gentry Place, Smith Summit, Chelsea Park, Country Club and Beaumont and (b) UDR Texas to the rights and obligations of South West, Summit Ridge and Contempo Heights under the Master Agreement and (ii) the addition of the Mortgaged Properties commonly known as (a) Alexander Court, owned by UDR, and (b) Meadows at Kildaire, owned by UDR NC, to the Collateral Pool, (iii) the release of the Mortgaged Properties known as (a) American Heritage, owned by AAC, (b) Jamestown of St. Matthews, owned by Jamestown of St. Matthews LP, (c) Kings Gate, owned by AAC, and (d) Lakewood, owned by AAC, from the Collateral Pool, and (iv) the release of Jamestown of St. Matthews LP from each of the Loan Documents as a Borrower.
     J. Borrower entered into that certain Sixth Amendment to Master Credit Facility Agreement dated as of December 1, 2004 to reflect the release of the Mortgaged Properties known as Brandywine Creek, owned by AAC, and Stonegate, owned by UDR Texas, from the Collateral Pool.

2

     K. Pursuant to that certain Fourth Reaffirmation and Joinder Agreement dated as of December 8, 2004, UDR Tennessee joined into the Master Agreement as if it were an Original Borrower.
     L. Borrower entered into that certain Seventh Amendment to Master Credit Facility Agreement dated as of December 8, 2004 to reflect (i) the addition of the Mortgaged Properties commonly known as Carrington Hills, owned by UDR, and Colonnade, owned by UDR Tennessee to the Collateral Pool, and (ii) the release of the Mortgaged Properties known as Lancaster Lakes, owned by AAC, and Nemoke Trail, owned by AAC, from the Collateral Pool, and (iii) the modification of other terms of the Master Agreement as set forth therein.
     M. Borrower entered into that certain Eighth Amendment to Master Credit Facility Agreement dated as of July 1, 2005 to reflect (i) the addition of the Mortgaged Property commonly known as Sierra Canyon, owned by UDR, to the Collateral Pool, and (ii) the release of the Mortgaged Property known as The Summit, owned by Heritage Communities, from the Collateral Pool.
     N. Borrower entered into that certain Ninth Amendment to Master Credit Facility Agreement dated as of September 30, 2005 to reflect the modification of certain terms of the Master Agreement as set forth therein.
     O. All of the Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreement and Other Loan Documents, dated as of December 12, 2001 (the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.
     P. The parties are executing this Amendment to the Master Agreement to reflect a conversion of a portion of the Revolving Facility Commitment to the Base Facility Commitment.
     NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
     Section 16. Conversion. The Revolving Facility Commitment shall be reduced by, and the Base Facility Commitment shall be increased by, $35,487,000, and the definitions of Base Facility Commitment and Revolving Facility Commitment are hereby replaced in their entirety with the following new definitions:
     “Base Facility Commitment” means $260,487,000 plus such amount as the Borrower may elect to add to the Base Facility Commitment in accordance with Article III or VIII.

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     “Revolving Facility Commitment” means an aggregate amount of $39,513,000, evidenced by the Revolving Facility Note in the form attached hereto as Exhibit I, plus such amount as the Borrower may elect to add to the Revolving Facility Commitment in accordance with Article VIII, and less such amount as the Borrower may elect to convert from the Revolving Facility Commitment to the Base Facility Commitment in accordance with Article III and less such amount by which the Borrower may elect to reduce the Revolving Facility Commitment in accordance with Article IX.
     Section 17. Base Facility Fee. The definition of “Base Facility Fee” is hereby replaced in its entirety with the following new definition:
     “Base Facility Fee” means (i) 50 basis points per annum (0.50%) with respect to the Base Facility Advances evidenced by (a) that certain Base Facility Note dated as of May 14, 2002 in the original principal amount of $100,000,000, and (b) that certain Base Facility Note dated as of May 14, 2002 in the original principal amount of $50,000,000, (ii) 35 basis points per annum (0.35%) with respect to the Base Facility Advances evidenced by (a) that certain Base Facility Note (titled “Multifamily Revolving Facility Note”) effective as of December 1, 2005 in the original principal amount of $75,000,000 and (b) that certain Base Facility Note dated as of July 3, 2006 in the original principal amount of $35,487,000, and (iii) for any Base Facility Advance drawn from any portion of the Base Facility Commitment increased under Article VIII or converted from any portion of the Revolving Facility Commitment after July 3, 2006, the number of basis points determined at the time of such increase by the Lender as the Base Facility Fee for such Base Facility Advances, provided that in no event shall the Base Facility Fee for Base Facility Advances converted from the Revolving Facility Commitment (expressed as a number of basis points) exceed the Revolving Facility Fee.
     Section 18. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
     Section 19. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
     Section 20. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
     Section 21. Applicable Law. The provisions of Section 23.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
[Signatures follow on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER

UNITED DOMINION REALTY TRUST, INC., a Maryland corporation

By:	/s/ Justin R. Sato

Name:	Justin R. Sato
Title:	Vice President

WOODLAKE VILLAGE, L.P., a California limited partnership

By:	UNITED DOMINION REALTY, L.P., a Delaware
limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST,
INC., a Maryland corporation, its General Partner

		By:	/s/ Justin R. Sato

		Name:	Justin R. Sato
		Title:	Vice President

AAC/FSC CROWN POINTE INVESTORS, LLC, a
Washington limited liability company

By:	AAC SEATTLE I, INC., a Delaware corporation,
its Administrative Member

	By:	/s/ Justin R. Sato

	Name:	Justin R. Sato
	Title:	Vice President
[Signatures Continue]

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AAC/FSC HILLTOP INVESTORS, LLC,
a Washington limited liability company

By:	AAC SEATTLE I, INC., a Delaware
corporation, its Administrative Member

	By:	/s/ Justin R. Sato

	Name:	Justin R. Sato
	Title:	Vice President

UNITED DOMINION REALTY, L.P., a Delaware limited partnership

By:	UNITED DOMINION REALTY TRUST, INC.,
a Maryland corporation, its General Partner

	By:	/s/ Justin R. Sato

	Name:	Justin R. Sato
	Title:	Vice President

UDR OF NC, LIMITED PARTNERSHIP, a North
Carolina limited partnership

By:	UDRT OF DELAWARE 4 LLC, a Delaware limited
liability company, its General Partner

	By:	UNITED DOMINION REALTY, L.P., a Delaware limited
partnership, its Sole Member

		By:	UNITED DOMINION REALTY
TRUST, INC., a Maryland corporation, its General Partner

			By:	/s/ Justin R. Sato

			Name:	Justin R. Sato
			Title:	Vice President
[Signatures Continue]

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AAC FUNDING PARTNERSHIP II, a Delaware general partnership

By:	AAC FUNDING II, INC., a Delaware corporation, its Managing Partner

	By:	/s/ Justin R. Sato

	Name:	Justin R. Sato
	Title:	Vice President

HERITAGE COMMUNITIES L.P., a Delaware limited partnership

By:	ASR OF DELAWARE LLC, a Delaware limited liability
company, its General Partner

	By:	ASR INVESTMENTS CORPORATION, a Maryland
corporation, its Sole Member

		By:	/s/ Justin R. Sato

		Name:	Justin R. Sato
		Title:	Vice President

UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership

By:	UDR WESTERN RESIDENTIAL, INC., a Virginia
corporation, its General Partner

	By:	/s/ Justin R. Sato

	Name:	Justin R. Sato
	Title:	Vice President
[Signatures Continue]

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UDR OF TENNESSEE, L.P., a Virginia limited partnership

By:	UNITED DOMINION REALTY TRUST, INC.,
a Maryland corporation, its General Partner

	By:	/s/ Justin R. Sato

	Name:	Justin R. Sato
	Title:	Vice President
[Signatures Continue]

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LENDER

ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership

By:	ACMC Realty, Inc., a California Corporation, its General Partner

	By:	/s/ Timothy L. White
	Name:	Timothy L. White
	Title:	Executive Vice President

9

ELEVENTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT
     THIS ELEVENTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is effective as of the 11th day of August, 2006 by and among (i) (a) UNITED DOMINION REALTY TRUST, INC., a Maryland corporation (“UDRT”), (b) WOODLAKE VILLAGE, L.P., a California limited partnership (“Woodlake”) (individually and collectively, UDRT and Woodlake, “Original Borrower”), (c) AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company (“Crown Pointe”), (d) AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company (“Hilltop”), (e) UNITED DOMINION REALTY, L.P., a Delaware limited partnership (“UDR”), (f) UDR OF NC, LIMITED PARTNERSHIP, a North Carolina limited partnership (“UDR NC”), (g) AAC FUNDING PARTNERSHIP II, a Delaware general partnership (“AAC”), (h) HERITAGE COMMUNITIES L.P., a Delaware limited partnership (“Heritage Communities”), (i) UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership (“UDR Texas”), and (j) UDR of TENNESSEE, L.P., a Virginia limited partnership (“UDR Tennessee”) (individually and collectively, Original Borrower, Crown Pointe, Hilltop, UDR, UDR NC, AAC, Heritage Communities, UDR Texas and UDR Tennessee, “Borrower”) and (ii) ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (“Lender”).
RECITALS
     A. Pursuant to that certain Master Credit Facility Agreement dated as of December 12, 2001, (as amended from time to time, the “Master Agreement”) Original Borrower and Lender agreed to the terms and conditions under which Lender would establish a credit facility in the original amount of $300,000,000 and make Base and Revolving Advances to Original Borrower.
     B. Pursuant to that certain First Reaffirmation and Joinder Agreement dated as of January 14, 2002, Heritage – Aspen Court L.P., an Arizona limited partnership (“Aspen”), South West Properties, L.P., a Delaware limited partnership (“South West”), Crown Pointe, Heritage – Gentry Place L.P., an Arizona limited partnership (“Gentry Place”), Hilltop, UDR, Heritage – Smith Summit L.P., an Arizona limited partnership (“Smith Summit”), UDR Summit Ridge L.P., a Delaware limited partnership (“Summit Ridge”) and UDR NC joined into the Master Agreement as if each were an Original Borrower.
     C. Pursuant to that certain First Amendment to Master Credit Facility Agreement dated as of January 14, 2002, Borrower added nine (9) Mortgaged Properties commonly known as Aspen Court owned by Aspen, Braesridge owned by South West, Crown Pointe owned by Crown Pointe, Derby Park owned by Gentry Place, Hilltop owned by Hilltop, Riverwood owned by UDR, The Summit owned by Smith Summit, Summit Ridge owned by Summit Ridge, and Village at Cliffdale owned by UDR NC, to the Collateral Pool.
     D. Pursuant to that certain Second Reaffirmation and Joinder Agreement dated as of January 24, 2002, UDR Beaumont, LLC, a Virginia limited liability company (“Beaumont”), Heritage – Chelsea Park L.P., an Arizona limited partnership (“Chelsea Park”), Heritage – Country Club Place L.P., an Arizona limited partnership (“Country Club”), and Contempo

Heights L.L.C., an Arizona limited liability company (“Contempo Heights”) joined into the Master Agreement as if each were an Original Borrower.
     E. Pursuant to that certain Second Amendment to Master Credit Facility Agreement dated as of January 24, 2002, Borrower added six (6) Mortgaged Properties commonly known as Beaumont owned by Beaumont, Chelsea Park owned by Chelsea, Country Club Place owned by Country Club, Dunwoody Pointe owned by UDRT, Stonegate owned by Contempo Heights, and Trinity Park owned by UDR NC, to the Collateral Pool.
     F. Pursuant to that certain Third Reaffirmation and Joinder Agreement dated as of March 21, 2002, Heritage – Arbor Terrace I, L.L.C., an Arizona limited liability company (“Arbor I”), Heritage – Arbor Terrace II, L.L.C., an Arizona limited liability company (“Arbor II”), AAC and Jamestown of St. Matthews Limited Partnership, an Ohio limited partnership (“Jamestown of St. Matthews LP”), joined into the Master Agreement as if each were an Original Borrower.
     G. Pursuant to that certain Third Amendment to Master Credit Facility Agreement dated as of March 21, 2002, Borrower added fourteen (14) Mortgaged Properties commonly known American Heritage owned by AAC, Arbor Terrace I owned by Arbor I, Arbor Terrace II owned by Arbor II, Brandywine owned by AAC, Foothills owned by AAC, Jamestown of St. Matthews owned by Jamestown of St. Matthews LP, Jamestown of Toledo owned by AAC, Kings Gate owned by AAC, Lakewood owned by AAC, Lancaster Commons owned by AAC, Lancaster Lakes owned by AAC, Nemoke owned by AAC, Sugar Mill Creek owned by AAC, and Tualatin Heights owned by UDR, to the Collateral Pool.
     H. Pursuant to that certain Fourth Amendment to Master Credit Facility Agreement dated as of May 14, 2002, the Revolving Facility was reduced by, and the Base Facility Commitment was increased by, $150,000,000.00.
     I. Borrower entered into that certain Fifth Amendment to Master Credit Facility Agreement dated as of October 8, 2004 to reflect (i) the succession by merger of (a) Heritage Communities to the rights and obligations under the Master Agreement of Arbor I, Arbor II, Aspen, Gentry Place, Smith Summit, Chelsea Park, Country Club and Beaumont and (b) UDR Texas to the rights and obligations of South West, Summit Ridge and Contempo Heights under the Master Agreement and (ii) the addition of the Mortgaged Properties commonly known as (a) Alexander Court, owned by UDR, and (b) Meadows at Kildaire, owned by UDR NC, to the Collateral Pool, (iii) the release of the Mortgaged Properties known as (a) American Heritage, owned by AAC, (b) Jamestown of St. Matthews, owned by Jamestown of St. Matthews LP, (c) Kings Gate, owned by AAC, and (d) Lakewood, owned by AAC, from the Collateral Pool, and (iv) the release of Jamestown of St. Matthews LP from each of the Loan Documents as a Borrower.
     J. Borrower entered into that certain Sixth Amendment to Master Credit Facility Agreement dated as of December 1, 2004 to reflect the release of the Mortgaged Properties known as Brandywine Creek, owned by AAC, and Stonegate, owned by UDR Texas, from the Collateral Pool.

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     K. Pursuant to that certain Fourth Reaffirmation and Joinder Agreement dated as of December 8, 2004, UDR Tennessee joined into the Master Agreement as if it were an Original Borrower.
     L. Borrower entered into that certain Seventh Amendment to Master Credit Facility Agreement dated as of December 8, 2004 to reflect (i) the addition of the Mortgaged Properties commonly known as Carrington Hills, owned by UDR, and Colonnade, owned by UDR Tennessee to the Collateral Pool, and (ii) the release of the Mortgaged Properties known as Lancaster Lakes, owned by AAC, and Nemoke Trail, owned by AAC, from the Collateral Pool, and (iii) the modification of other terms of the Master Agreement as set forth therein.
     M. Borrower entered into that certain Eighth Amendment to Master Credit Facility Agreement dated as of July 1, 2005 to reflect (i) the addition of the Mortgaged Property commonly known as Sierra Canyon, owned by UDR, to the Collateral Pool, and (ii) the release of the Mortgaged Property known as The Summit, owned by Heritage Communities, from the Collateral Pool.
     N. Borrower entered into that certain Ninth Amendment to Master Credit Facility Agreement dated as of September 30, 2005 to reflect the modification of certain terms of the Master Agreement as set forth therein.
     O. Borrower entered into that certain Tenth Amendment to Master Credit Facility Agreement dated as of July 3, 2006 to reflect a conversion of a portion of the Revolving Facility Commitment to the Base Facility Commitment.
     P. All of the Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreement and Other Loan Documents, dated as of December 12, 2001 (the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.
     Q. The parties are executing this Amendment to the Master Agreement to reflect (i) the release from the Collateral Pool of the Mortgaged Property commonly known as The Village at Cliffdale, located in Fayetteville County, North Carolina, and (ii) the addition to the Collateral Pool of the Mortgaged Property commonly known as Green Tree Place, located in Duval County, Florida (the “Green Tree Property”).
     NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
     Section 22. Release of Mortgaged Property. The Mortgaged Property commonly known as The Village at Cliffdale, located in Fayetteville County, North Carolina, is hereby released from the Collateral Pool under the Master Agreement.

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     Section 23. Addition of Mortgaged Property. The Green Tree Property is hereby added to the Collateral Pool under the Master Agreement.
     Section 24. Amendment to Exhibit A. Exhibit A to the Master Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.
     Section 25. Special Representations with Respect to Green Tree Property. Borrower shall indemnify, hold harmless and defend Lender and its successors or assigns from and against all proceedings, claims, damages, fees, and costs, including reasonable attorneys fees and expenses, arising directly or indirectly under that certain declaration entitled “Residential Protective Covenants and Restrictions” (the “Declaration”) dated October 23, 1983 which Declaration is recorded in Book 5715, Page 983, of the Real Estate Registry of Duval County, Florida. Such indemnification shall survive any transfer of title to Lender or its successors and assigns, whether by foreclosure or deed-in-lieu of foreclosure, provided that such indemnification shall automatically terminate upon Lender’s release of the Green Tree Property from the Collateral Pool and by recordation of the release of the lien of the Security Instrument securing the Green Tree Property.
     Section 26. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
     Section 27. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
     Section 28. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
     Section 29. Applicable Law. The provisions of Section 23.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
[Signatures follow on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER

UNITED DOMINION REALTY TRUST, INC., a Maryland corporation

By: Name:	/s/ Justin R. Sato Justin R. Sato
Title:	Vice President

WOODLAKE VILLAGE, L.P., a California limited partnership

By:	UNITED DOMINION REALTY, L.P., a Delaware limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

		By: Name:	/s/ Justin R. Sato Justin R. Sato
		Title:	Vice President

AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company

By:	AAC SEATTLE I, INC., a Delaware corporation, its Administrative Member

	By: Name:	/s/ Justin R. Sato Justin R. Sato
	Title:	Vice President

[Signatures Continue]

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AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company

By:	AAC SEATTLE I, INC., a Delaware corporation, its Administrative Member

	By: Name:	/s/ Justin R. Sato Justin R. Sato
	Title:	Vice President

UNITED DOMINION REALTY, L.P., a Delaware limited partnership

By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

	By: Name:	/s/ Justin R. Sato Justin R. Sato
	Title:	Vice President

UDR OF NC, LIMITED PARTNERSHIP, a North Carolina limited partnership

By:	UDRT OF DELAWARE 4 LLC, a Delaware limited liability company, its General Partner

	By:	UNITED DOMINION REALTY, L.P., a Delaware limited partnership, its Sole Member

		By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

			By: Name:	/s/ Justin R. Sato Justin R. Sato
			Title:	Vice President

[Signatures Continue]

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AAC FUNDING PARTNERSHIP II, a Delaware general partnership

By:	AAC FUNDING II, INC., a Delaware corporation, its Managing Partner

	By: Name:	/s/ Justin R. Sato Justin R. Sato
	Title:	Vice President

HERITAGE COMMUNITIES L.P., a Delaware limited partnership

By:	ASR OF DELAWARE LLC, a Delaware limited liability company, its General Partner

	By:	ASR INVESTMENTS CORPORATION, a Maryland corporation, its Sole Member

		By: Name:	/s/ Justin R. Sato Justin R. Sato
		Title:	Vice President

UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership

By:	UDR WESTERN RESIDENTIAL, INC., a Virginia corporation, its General Partner

	By: Name:	/s/ Justin R. Sato Justin R. Sato
	Title:	Vice President

[Signatures Continue]

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UDR OF TENNESSEE, L.P., a Virginia limited partnership

By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

	By: Name:	/s/ Justin R. Sato Justin R. Sato
	Title:	Vice President

[Signatures Continue]

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LENDER

ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership

By:	ACMC Realty, Inc., a California Corporation, its General Partner

	By:	/s/ Timothy L. White
	Name:	Timothy L. White
	Title:	Executive Vice President

9

EXHIBIT A
SCHEDULE OF INITIAL MORTGAGED PROPERTIES
AND INITIAL VALUATIONS

Property Name	Property Address	Initial Valuation
Woodlake Village	200 Bicentennial Circle	$44,800,000
	Sacramento, CA 95826
Aspen Court	2305 Ashcroft	$5,700,000
	Arlington, TX 76006
Braesridge	11100 Braesridge	$14,650,00
	Houston, TX 77071
Crown Pointe	3788 NE 4th Street	$11,900,000
	Renton, WA 98056
Derby Park	606 W. Safari Parkway	$15,900,000
	Grand Prairie, TX 75050
Hilltop	500 Monroe Avenue NE	$11,000,000
	Renton, WA 98056
Riverwood	1045 Holcomb Bridge Road	$16,750,000
	Roswell, GA 30076
Summit Ridge	1604 Ridge Haven Drive	$11,000,000
	Arlington, TX 76011
Beaumont	8504 82nd Street, S.W.	$15,200,000
	Lakewood, WA 98498
Chelsea Park	11000 Crescent Moon	$7,700,000
	Houston, TX 77064
Country Club Place	1111 Golfview	$7,000,000
	Richmond, TX 77469
Dunwoody Pointe	7901 Roswell Road	$14,100,000
	Atlanta, GA 30350
Trinity Park	5301 Creek Ridge Lane	$22,540,000
	Raleigh, NC 27607
Arbor Terrace I	1800 Sidney Avenue	$7,913,043
	Port Orchard, WA 98366
Arbor Terrace II	1790 Sidney Avenue	$6,086,957
	Port Orchard, WA 98366
Foothills Tennis Village	5 Marcia Way	$22,600,000
	Roseville, CA 95747
Jamestown of Toledo	3215 Milstead Drive	$7,300,000
	Toledo, OH 43606
Lancaster Commons	2489 Coral Avenue NE	$11,300,000
	Salem, OR 97305
Sugar Mill Creek	8500 Belcher Road	$10,600,000
	Pinellas Park, FL 33781

A-1

Property Name	Property Address	Initial Valuation
Tualatin Heights	9301 SW Sagert Road	$14,575,000
	Tualatin, OR 97062
Alexander Court	135 Reynoldsburg-New Albany Road	$18,520,550
	Reynoldsburg, OH 43068
Meadows at Kildaire	2600 Harvest Creek Place	$20,109,220
	Apex, NC 27539
Carrington Hills	4268 South Carothers Road	$24,900,000
	Franklin, TN 37067
Colonnade	4100 Central Pike	$20,250,000
	Nashville, TN
Sierra Canyon	17500 North 67th Avenue	$17,402,983
	Glendale, Arizona 85308
Green Tree Place	9480 Princeton Square Boulevard	$25,927,733
	Jacksonville, Florida 32256

A-2

REAFFIRMATION, JOINDER AND TWELFTH AMENDMENT TO
MASTER CREDIT FACILITY AGREEMENT
     THIS REAFFIRMATION, JOINDER AND TWELFTH AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is effective as of the 29th day of September, 2006 by and among (i) (a) UNITED DOMINION REALTY TRUST, INC., a Maryland corporation (“UDRT”), (b) WOODLAKE VILLAGE, L.P., a California limited partnership (“Woodlake”) (individually and collectively, UDRT and Woodlake, “Original Borrower”), (c) AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company (“Crown Pointe”), (d) AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company (“Hilltop”), (e) UNITED DOMINION REALTY, L.P., a Delaware limited partnership (“UDR”), (f) UDR OF NC, LIMITED PARTNERSHIP, a North Carolina limited partnership (“UDR NC”), (g) AAC FUNDING PARTNERSHIP II, a Delaware general partnership (“AAC”), (h) HERITAGE COMMUNITIES L.P., a Delaware limited partnership (“Heritage Communities”), (i) UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership (“UDR Texas”), (j) UDR of TENNESSEE, L.P., a Virginia limited partnership (“UDR Tennessee”), and (k) UDR CALIFORNIA PROPERTIES, LLC, a Virginia limited liability company (“UDR California” or the “Additional Borrower”) (individually and collectively, Original Borrower, Crown Pointe, Hilltop, UDR, UDR NC, AAC, Heritage Communities, UDR Texas, UDR Tennessee and UDR California, “Borrower”) and (ii) ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (“Lender”).
RECITALS
     A. Pursuant to that certain Master Credit Facility Agreement dated as of December 12, 2001, (as amended from time to time, the “Master Agreement”) Original Borrower and Lender agreed to the terms and conditions under which Lender would establish a credit facility in the original amount of $300,000,000 and make Base and Revolving Advances to Original Borrower.
     B. Pursuant to that certain First Reaffirmation and Joinder Agreement dated as of January 14, 2002, Heritage – Aspen Court L.P., an Arizona limited partnership (“Aspen”), South West Properties, L.P., a Delaware limited partnership (“South West”), Crown Pointe, Heritage – Gentry Place L.P., an Arizona limited partnership (“Gentry Place”), Hilltop, UDR, Heritage – Smith Summit L.P., an Arizona limited partnership (“Smith Summit”), UDR Summit Ridge L.P., a Delaware limited partnership (“Summit Ridge”) and UDR NC joined into the Master Agreement as if each were an Original Borrower.
     C. Pursuant to that certain First Amendment to Master Credit Facility Agreement dated as of January 14, 2002, Borrower added nine (9) Mortgaged Properties commonly known as Aspen Court owned by Aspen, Braesridge owned by South West, Crown Pointe owned by Crown Pointe, Derby Park owned by Gentry Place, Hilltop owned by Hilltop, Riverwood owned by UDR, The Summit owned by Smith Summit, Summit Ridge owned by Summit Ridge, and Village at Cliffdale owned by UDR NC, to the Collateral Pool.
     D. Pursuant to that certain Second Reaffirmation and Joinder Agreement dated as of January 24, 2002, UDR Beaumont, LLC, a Virginia limited liability company (“Beaumont”),

Heritage – Chelsea Park L.P., an Arizona limited partnership (“Chelsea Park”), Heritage – Country Club Place L.P., an Arizona limited partnership (“Country Club”), and Contempo Heights L.L.C., an Arizona limited liability company (“Contempo Heights”) joined into the Master Agreement as if each were an Original Borrower.
     E. Pursuant to that certain Second Amendment to Master Credit Facility Agreement dated as of January 24, 2002, Borrower added six (6) Mortgaged Properties commonly known as Beaumont owned by Beaumont, Chelsea Park owned by Chelsea, Country Club Place owned by Country Club, Dunwoody Pointe owned by UDRT, Stonegate owned by Contempo Heights, and Trinity Park owned by UDR NC, to the Collateral Pool.
     F. Pursuant to that certain Third Reaffirmation and Joinder Agreement dated as of March 21, 2002, Heritage – Arbor Terrace I, L.L.C., an Arizona limited liability company (“Arbor I”), Heritage – Arbor Terrace II, L.L.C., an Arizona limited liability company (“Arbor II”), AAC and Jamestown of St. Matthews Limited Partnership, an Ohio limited partnership (“Jamestown of St. Matthews LP”), joined into the Master Agreement as if each were an Original Borrower.
     G. Pursuant to that certain Third Amendment to Master Credit Facility Agreement dated as of March 21, 2002, Borrower added fourteen (14) Mortgaged Properties commonly known American Heritage owned by AAC, Arbor Terrace I owned by Arbor I, Arbor Terrace II owned by Arbor II, Brandywine owned by AAC, Foothills owned by AAC, Jamestown of St. Matthews owned by Jamestown of St. Matthews LP, Jamestown of Toledo owned by AAC, Kings Gate owned by AAC, Lakewood owned by AAC, Lancaster Commons owned by AAC, Lancaster Lakes owned by AAC, Nemoke owned by AAC, Sugar Mill Creek owned by AAC, and Tualatin Heights owned by UDR, to the Collateral Pool.
     H. Pursuant to that certain Fourth Amendment to Master Credit Facility Agreement dated as of May 14, 2002, the Revolving Facility was reduced by, and the Base Facility Commitment was increased by, $150,000,000.00.
     I. Borrower entered into that certain Fifth Amendment to Master Credit Facility Agreement dated as of October 8, 2004 to reflect (i) the succession by merger of (a) Heritage Communities to the rights and obligations under the Master Agreement of Arbor I, Arbor II, Aspen, Gentry Place, Smith Summit, Chelsea Park, Country Club and Beaumont and (b) UDR Texas to the rights and obligations of South West, Summit Ridge and Contempo Heights under the Master Agreement and (ii) the addition of the Mortgaged Properties commonly known as (a) Alexander Court, owned by UDR, and (b) Meadows at Kildaire, owned by UDR NC, to the Collateral Pool, (iii) the release of the Mortgaged Properties known as (a) American Heritage, owned by AAC, (b) Jamestown of St. Matthews, owned by Jamestown of St. Matthews LP, (c) Kings Gate, owned by AAC, and (d) Lakewood, owned by AAC, from the Collateral Pool, and (iv) the release of Jamestown of St. Matthews LP from each of the Loan Documents as a Borrower.
     J. Borrower entered into that certain Sixth Amendment to Master Credit Facility Agreement dated as of December 1, 2004 to reflect the release of the Mortgaged Properties

2

known as Brandywine Creek, owned by AAC, and Stonegate, owned by UDR Texas, from the Collateral Pool.
     K. Pursuant to that certain Fourth Reaffirmation and Joinder Agreement dated as of December 8, 2004, UDR Tennessee joined into the Master Agreement as if it were an Original Borrower.
     L. Borrower entered into that certain Seventh Amendment to Master Credit Facility Agreement dated as of December 8, 2004 to reflect (i) the addition of the Mortgaged Properties commonly known as Carrington Hills, owned by UDR, and Colonnade, owned by UDR Tennessee to the Collateral Pool, and (ii) the release of the Mortgaged Properties known as Lancaster Lakes, owned by AAC, and Nemoke Trail, owned by AAC, from the Collateral Pool, and (iii) the modification of other terms of the Master Agreement as set forth therein.
     M. Borrower entered into that certain Eighth Amendment to Master Credit Facility Agreement dated as of July 1, 2005 to reflect (i) the addition of the Mortgaged Property commonly known as Sierra Canyon, owned by UDR, to the Collateral Pool, and (ii) the release of the Mortgaged Property known as The Summit, owned by Heritage Communities, from the Collateral Pool.
     N. Borrower entered into that certain Ninth Amendment to Master Credit Facility Agreement dated as of September 30, 2005 to reflect the modification of certain terms of the Master Agreement as set forth therein.
     O. Borrower entered into that certain Tenth Amendment to Master Credit Facility Agreement dated as of July 3, 2006 to reflect a conversion of a portion of the Revolving Facility Commitment to the Base Facility Commitment.
     P. Borrower entered into that certain Twelfth Amendment to Master Credit Facility Agreement dated as of August 29, 2006 to reflect (i) the addition of the Mortgaged Property commonly known as Green Tree Place, owned by UDRT, to the Collateral Pool, and (ii) the release of the Mortgaged Property known as The Village at Cliffdale, owned by UDR NC, from the Collateral Pool.
     Q. All of the Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreement and Other Loan Documents, dated as of December 12, 2001 (the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.
     R. The parties are executing this Amendment to the Master Agreement to reflect a substitution under the Master Agreement as evidenced by (i) the release from the Collateral Pool of the Mortgaged Property commonly known as Beaumont, located in Lakewood, Washington (“Beaumont”), (ii) the addition to the Collateral Pool of the Mortgaged Property commonly known as Rancho Vallecitos, located in San Diego County, California (“Rancho Vallecitos”),

3

and (iii) the joinder of Additional Borrower to the Master Agreement as if it were an original Borrower.
     NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
     Section 30. Release of Mortgaged Property. Beaumont is hereby released from the Collateral Pool under the Master Agreement.
     Section 31. Addition of Mortgaged Property. Rancho Vallecitos is hereby added to the Collateral Pool under the Master Agreement.
     Section 32. Reaffirmation. Each Borrower hereby reaffirms its obligations pursuant to the Master Agreement.
     Section 33. Joinder. Additional Borrower hereby joins in the Master Agreement as if it were Original Borrower thereunder and hereby agrees that all references in the Loan Documents to any Borrower shall include Additional Borrower including but not limited to the Master Agreement and the Note.
     Section 34. Amendment to Exhibit A. Exhibit A to the Master Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.
     Section 35. Special Representations with Respect to Rancho Vallecitos. Borrower shall indemnify, hold harmless and defend Lender and its successors or assigns from and against all proceedings, claims, damages, fees, and costs, including reasonable attorneys fees and expenses, arising directly or indirectly under that certain unrecorded agreement referenced in that certain “Memorandum of Agreement for Easements, Licenses, and Maintenance of Facilities” (the “Memorandum”) dated June 24, 1986, executed by and between San Marcos 46, LSI-82-1, Alanda, and Alanda II and Successors, which Memorandum is recorded June 30, 1986 as Instrument No. 86-269853 of Official Records of San Diego County, California. Such indemnification shall survive any transfer of title to Lender or its successors and assigns, whether by foreclosure or deed-in-lieu of foreclosure, provided that such indemnification shall automatically terminate upon Lender’s release of Rancho Vallecitos from the Collateral Pool and by recordation of the release of the lien of the Security Instrument securing Rancho Vallecitos.
     Section 36. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
     Section 37. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
     Section 38. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

4

     Section 39. Applicable Law. The provisions of Section 23.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
[Signatures follow on next page]

5

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER

UNITED DOMINION REALTY TRUST, INC., a Maryland corporation

By:	/s/ Michael A. Ernst

Name:	Michael A. Ernst
Title:	Executive Vice President, Treasurer & Chief Financial Officer

WOODLAKE VILLAGE, L.P., a California limited partnership

By:	UNITED DOMINION REALTY, L.P., a Delaware limited partnership, its General Partner

	By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

		By:	/s/ Michael A. Ernst

		Name:	Michael A. Ernst
		Title:	Executive Vice President, Treasurer & Chief Financial Officer

AAC/FSC CROWN POINTE INVESTORS, LLC, a Washington limited liability company

By:	AAC SEATTLE I, INC., a Delaware corporation, its Administrative Member

	By:	/s/ Michael A. Ernst

	Name:	Michael A. Ernst
	Title:	Executive Vice President, Treasurer & Chief Financial Officer

[Signatures Continue]

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AAC/FSC HILLTOP INVESTORS, LLC, a Washington limited liability company

By:	AAC SEATTLE I, INC., a Delaware corporation, its Administrative Member

	By:	/s/ Michael A. Ernst

	Name:	Michael A. Ernst
	Title:	Executive Vice President, Treasurer & Chief Financial Officer

UNITED DOMINION REALTY, L.P., a Delaware limited partnership

By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

	By:	/s/ Michael A. Ernst

	Name:	Michael A. Ernst
	Title:	Executive Vice President, Treasurer & Chief Financial Officer

UDR OF NC, LIMITED PARTNERSHIP, a North Carolina limited partnership

By:	UDRT OF DELAWARE 4 LLC, a Delaware limited liability company, its General Partner

	By:	UNITED DOMINION REALTY, L.P., a Delaware limited partnership, its Sole Member

		By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

			By:	/s/ Michael A. Ernst

			Name:	Michael A. Ernst
			Title:	Executive Vice President, Treasurer & Chief Financial Officer

[Signatures Continue]

7

AAC FUNDING PARTNERSHIP II, a Delaware general partnership

By:	AAC FUNDING II, INC., a Delaware corporation, its Managing Partner

	By:	/s/ Michael A. Ernst

	Name:	Michael A. Ernst
	Title:	Executive Vice President, Treasurer & Chief Financial Officer

HERITAGE COMMUNITIES L.P., a Delaware limited partnership

By:	ASR OF DELAWARE LLC, a Delaware limited liability company, its General Partner

	By:	ASR INVESTMENTS CORPORATION, a Maryland corporation, its Sole Member

	By:	/s/ Michael A. Ernst

	Name:	Michael A. Ernst
	Title:	Executive Vice President, Treasurer & Chief Financial Officer

UDR TEXAS PROPERTIES, L.P., a Delaware limited partnership

By:	UDR WESTERN RESIDENTIAL, INC., a Virginia corporation, its General Partner

	By:	/s/ Michael A. Ernst

	Name:	Michael A. Ernst
	Title:	Executive Vice President, Treasurer & Chief Financial Officer

[Signatures Continue]

8

UDR OF TENNESSEE, L.P., a Virginia limited partnership

By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, its General Partner

	By:	/s/ Michael A. Ernst

	Name:	Michael A. Ernst
	Title:	Executive Vice President, Treasurer & Chief Financial Officer

UDR CALIFORNIA PROPERTIES, LLC, a Virginia limited liability company

By:	UNITED DOMINION REALTY TRUST, INC., a Maryland corporation, Manager

	By:	/s/ Michael A. Ernst

	Name:	Michael A. Ernst
	Title:	Executive Vice President, Treasurer & Chief Financial Officer

[Signatures Continue]

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LENDER

ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership

By:	ACMC Realty, Inc., a California Corporation, its General Partner

	By:	/s/ Timothy L. White

	Name:	Timothy L. White

	Title:	Executive Vice President

10

EXHIBIT A
SCHEDULE OF INITIAL MORTGAGED PROPERTIES
AND INITIAL VALUATIONS

Property Name	Property Address	Initial Valuation
Woodlake Village	200 Bicentennial Circle	$44,800,000
	Sacramento, CA 95826
Aspen Court	2305 Ashcroft	$5,700,000
	Arlington, TX 76006
Braesridge	11100 Braesridge	$14,650,00
	Houston, TX 77071
Crown Pointe	3788 NE 4th Street	$11,900,000
	Renton, WA 98056
Derby Park	606 W. Safari Parkway	$15,900,000
	Grand Prairie, TX 75050
Hilltop	500 Monroe Avenue NE	$11,000,000
	Renton, WA 98056
Riverwood	1045 Holcomb Bridge Road	$16,750,000
	Roswell, GA 30076
Summit Ridge	1604 Ridge Haven Drive	$11,000,000
	Arlington, TX 76011
Chelsea Park	11000 Crescent Moon	$7,700,000
	Houston, TX 77064
Country Club Place	1111 Golfview	$7,000,000
	Richmond, TX 77469
Dunwoody Pointe	7901 Roswell Road	$14,100,000
	Atlanta, GA 30350
Trinity Park	5301 Creek Ridge Lane	$22,540,000
	Raleigh, NC 27607
Arbor Terrace I	1800 Sidney Avenue	$7,913,043
	Port Orchard, WA 98366
Arbor Terrace II	1790 Sidney Avenue	$6,086,957
	Port Orchard, WA 98366
Foothills Tennis Village	5 Marcia Way	$22,600,000
	Roseville, CA 95747
Jamestown of Toledo	3215 Milstead Drive	$7,300,000
	Toledo, OH 43606
Lancaster Commons	2489 Coral Avenue NE	$11,300,000
	Salem, OR 97305
Sugar Mill Creek	8500 Belcher Road	$10,600,000
	Pinellas Park, FL 33781
Tualatin Heights	9301 SW Sagert Road	$14,575,000
	Tualatin, OR 97062

A-1

Property Name	Property Address	Initial Valuation
Alexander Court	135 Reynoldsburg-New Albany Road	$18,520,550
	Reynoldsburg, OH 43068
Meadows at Kildaire	2600 Harvest Creek Place	$20,109,220
	Apex, NC 27539
Carrington Hills	4268 South Carothers Road	$24,900,000
	Franklin, TN 37067
Colonnade	4100 Central Pike	$20,250,000
	Nashville, TN
Sierra Canyon	17500 North 67th Avenue	$17,402,983
	Glendale, Arizona 85308
Green Tree Place	9480 Princeton Square Boulevard	$25,927,733
	Jacksonville, Florida 32256
Rancho Vallecitos	823 N. Nordahl Road	$26,332,932
	San Marcos, California 92069

A-2